UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-08614

Brandes Investment Trust

(Exact name of registrant as specified in charter)

11988 El Camino Real, Suite 600

San Diego, CA 92130

(Address of principal executive offices) (Zip code)

Lea Anne Copenhefer

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

(Name and address of agent for service)

(800) 331-2979

Registrant’s telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: March 31, 2021

Item 1. Reports to Stockholders.

(a) The following is a copy of the reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1):

SEMI-ANNUAL
REPORT

INTERNATIONAL EQUITY FUND
GLOBAL EQUITY FUND
EMERGING MARKETS VALUE FUND
INTERNATIONAL SMALL CAP EQUITY FUND
SMALL CAP VALUE FUND
CORE PLUS FIXED INCOME FUND
For the six months ended March 31, 2021

Brandes International Equity Fund
Dear Fellow Investor,
The net asset value of the Brandes International Equity Fund (Class I Shares) advanced 32.98% in the six months ended March 31, 2021. During the same period, the MSCI EAFE Index advanced 20.08%.
The Fund benefited from various cyclically oriented holdings, including Mexico-based cement producer Cemex and media companies Publicis Groupe SA (France) and WPP Plc (United Kingdom). Other contributors included Fund holdings in oil gas and consumable fuels (e.g., Italy’s Eni and Spain’s Repsol) and banks (e.g., U.K.-based Barclays and France-based BNP Paribas).
Detractors included China Mobile, Spanish biotechnology company Grifols and Swiss pharmaceutical firm Novartis.
Recent Portfolio Activity
During the six-month period through March 31, 2021, the investment committee initiated positions in Germany-based Fresenius Medical Care and Brazil’s Telefonica Brasil, as well as health care firms Novartis (Switzerland) and Grifols (Spain).
Fresenius is a global health care conglomerate with a focus on four main segments: dialysis, injectables, hospitals and hospital technology. Our analysis shows that Fresenius boasts a strong competitive position and enjoys attractive long-term growth potential thanks to growing demand across all four of its main businesses. The most attractive division is, in our opinion, its injectables business, as the market has significant regulatory barriers to entry, resulting in solid margins for the segment. Fresenius’ share price declined over the last year and has not recovered along with the market. At its current valuation levels, the company trades at what we consider a compelling discount to its estimated long-term intrinsic value.
Telefonica Brasil is a company we’re very familiar with as we had owned it in the past. Similar to Fresenius, Telefonica Brasil saw its share price fall over the past year, creating a good entry point for investment for us—especially in light of the improving competitive environment in Brazil. The Brazilian wireless telecom market has consolidated down to three operators (including Telefonica Brasil), which should set up for more attractive economics for the remaining players going forward. As the market leader with a strong network and brand, Telefonica Brasil is, in our view, well positioned to benefit from continued growth in smartphone penetration and usage.
Novartis is one of the world’s largest pharmaceutical firms. The company’s shares have underperformed the general market (MSCI EAFE) over the last five years, including during the recent market rebound, resulting in a valuation level that provided what we considered an attractive entry point for an investment.
Over the last decade, Novartis has sold its vaccine and consumer businesses to focus on pharmaceuticals and generics. It is now the third-largest generic drug manufacturer in the world by revenue, while boasting a strong ophthalmic franchise and a solid position in immunology, neuroscience and respiratory drugs. We appreciate Novartis’ diversified global revenue base, its economies of scale and its drug pipeline that we believe provides long-term upside potential.

Brandes International Equity Fund
Novartis currently trades at a discount to other European pharmaceutical companies as the market seems to focus on the upcoming ending of its patent and investors are concerned about pricing pressure on generic drugs. However, we believe the company should be able to manage its upcoming patent cliff well and its generic business is more attractive than that of its peers as Novartis specializes in higher-barrier and less-commoditized segments of biosimilars and other products that are difficult to manufacture. At its current valuation level, we see Novartis as an attractive opportunity with some downside protection and upside potential.
Biopharmaceutical firm Grifols develops, manufactures and distributes biological medicines derived from blood plasma. Processing blood plasma is a capital intensive and highly regulated industry that is an oligopoly comprising three vertically integrated players (including Grifols). The industry enjoys attractive long-term growth prospects because an aging patient population and the chronic nature of most illnesses treated by the drugs have resulted in a stable demand.
The industry’s primary revenue growth driver is the global demand for immunoglobulin (IgG/Ig) used for treating patients with immune deficiencies and autoimmune diseases. IgG/Ig is an antibody protein found in blood plasma which is a key part of a person’s immune system for fighting off bacteria, viruses, and fungi. IgG/Ig only accounts for 15% of the blood plasma volume and there is a global shortage, so it is significantly underutilized as a patient therapy. Global demand is estimated to be twice the current supply. IgG/Ig can be administered to a patient via two different methods: intravenous immunoglobulin (IVIG) infusions (medical supervision required), or subcutaneous immunoglobulin (SCIG) infusions (can be self-administered; more convenient but also more expensive for patients). In our opinion, Grifols can benefit not only from the long-term demand growth for IgG/Ig, but also from price inflation as patients migrate from IVIG treatment to the more highly priced SCIG infusions.
Grifols saw its profitability decline in 2020 as it invested in new collection centers to meet rising demand, which hurt its margins (those centers typically take at least two years to get up to scale). The shares underperformed the market in 2020 after not rebounding from their lows in March. We like the company’s strong competitive position and given the depressed profitability, which we believe is temporary in nature, we think the shares offer an attractive long-term appreciation potential at today’s valuation levels.
Other activity in the period included the divestment of our longtime holding, U.K.-based G4S.
G4S is the world’s largest security services provider, with over 500,000 employees in more than 80 countries. The company generates more than half of its revenue from Europe and North America but has a strong presence in emerging markets, which represent one-third of its business. When we first bought the stock in 2014, G4S was in the early stages of a major restructuring. The company had failed to deliver on some large contracts, and deteriorating business performance forced it to raise equity capital in 2013. Throughout our holding period, G4S reduced net debt by 40% through a combination of asset sales and better cash-flow generation. Moreover, the company’s

Brandes International Equity Fund
operating margins have recovered in the past year, and it appeared the years of restructuring were finally bearing fruit.
The progress, combined with the company’s intention to spin off its cash management business, has made G4S a merger and acquisition target. Over the past several months, two potential acquirers, GardaWorld and Allied Universal Security Services, have bid increasing amounts for G4S. The board of directors at G4S finally agreed to accept a bid from Allied Universal in early December. Following the announcement, G4S’s share price appreciated beyond the acquisition price as many investors were hoping that GardaWorld would make a counteroffer. Given the share-price increase and the availability of other opportunities, the investment committee decided to sell G4S.
During the period we exited from Finnish communication equipment company Nokia after it got caught up in the speculative social media frenzy during the quarter, which led its share price to surge within a short period. Additionally, we sold South Korean auto maker Hyundai Motor after its share price appreciated significantly in the second half of 2020 and reached our estimate of its intrinsic value.
Looking Forward
The Brandes International Equity Fund’s portfolio continues to exhibit more attractive valuations, in our view, than the MSCI EAFE Index, with lower price-to-earnings, price-to-book and price-to-cash flow, as well as a higher dividend yield (all as of March 31, 2021). Many of our holdings also share what we consider appealing attributes, namely solid balance sheets, compelling growth prospects and strong free cash flows.
At the end of March 2021, from a sector perspective, we held our key exposures to financials, health care, energy and consumer staples, while maintaining significantly lower allocations to technology and industrials than the benchmark. On a country/region basis, we continued to have overweight positions in the United Kingdom, France and emerging markets, and underweight positions in Australia and Japan. While our investment decisions are based on company-by-company analysis and not dependent on any index’s compositions, we believe the differences between our portfolio and the benchmark continue to make the Fund an intelligent complement to index-tracking or growth-oriented alternatives.
We believe the Fund is well positioned for a potential value resurgence. During the period, we saw another validation of this as value stocks (the MSCI EAFE Value Index) outperformed the general market (the MSCI EAFE Index), and the Fund did better than the broad benchmark and the value index.
In our opinion, value stocks remain well positioned for the long term given a variety of potential tailwinds, including:
•	a possible increase in inflation and interest rates; and
•	a likely pickup in economic growth as global economies begin to reopen and potentially benefit from government stimulus.
More importantly, we believe the valuation discounts at which value stocks trade relative to the general market and growth stocks (MSCI EAFE Value vs. MSCI EAFE

Brandes International Equity Fund
and MSCI EAFE Growth) continue to bode well for value stocks. At the end of the third quarter of 2020 (prior to the value rally), value stocks traded at close to their least expensive percentile relative to growth stocks based on a variety of valuation measures (P/E, P/B, P/CF, Forward P/E, EV/Sales, EV/EBITDA, dividend yield). Following two recent strong quarters, value stocks continue to trade within the least expensive decile relative to growth stocks (as of March 31), which indicates to us that there is still plenty of room for improvement when it comes to value’s return potential.
Given our historical tendency to do even better than the value index whenever that index outperformed the benchmark, combined with the prospects of earnings recoveries for value-oriented companies, we believe the Brandes International Equity Fund is well positioned for long-term return potential.
Thank you for the trust you have placed in us.
Sincerely yours,
The Brandes International Large-Cap Investment Committee
Brandes Investment Trust
Dividend Yield: Dividends per share divided by price per share.
EBITDA: Earnings before interest, taxes, depreciation and amortization.
Enterprise Value (EV): Market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents.
Enterprise Value/EBITDA: Enterprise value divided by earnings before interest, taxes, depreciation and amortization.
Enterprise Value/Sales (EV/S): Enterprise value divided by total company sales.
Forward/Price Earnings (F/PE): Price per share divided by expected earnings per share.
Free Cash Flow: Total cash flow from operations less capital expenditures.
Price/Book (P/B): Price per share divided by book value per share.
Price/Cash Flow (P/CF): Price per share divided by cash flow per share.
Price/Earnings (P/E): Price per share divided by earnings per share.
The margin of safety for any security is defined as the discount of its market price to what the firm believes is the intrinsic value of that security.
Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and

Brandes International Equity Fund
may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Value stocks typically are less volatile than growth stocks; however, issues of value stocks typically have a lower expected growth rate in earnings and sales than issues of growth stocks.
Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.
The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.
Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.
Must be preceded or accompanied by a prospectus.
Index Guide
The MSCI EAFE Index with net dividends captures large and mid cap representation of developed market countries excluding the U.S. and Canada.
The MSCI EAFE Value Index with gross dividends captures large and mid cap securities across developed market countries, excluding the United States and Canada, exhibiting value style characteristics, defined using book value to price, 12-month forward earnings to price, and dividend yield.
The MSCI EAFE Growth Index with gross dividends captures large and mid cap securities across developed market countries, excluding the United States and Canada, exhibiting growth style characteristics, defined using long-term forward earnings per share (EPS) growth rate, short-term forward EPS growth rate, current internal growth rate, long-term historical EPS growth trend, and long-term historical sales per share growth trend.
MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.
One cannot invest directly in an index.
The Brandes International Equity Fund is distributed by ALPS Distributors, Inc.

Brandes International Equity Fund
The following chart compares the value of a hypothetical $100,000 investment in the Brandes International Equity Fund – Class I from March 31, 2011 to March 31, 2021 with the value of such an investment in the MSCI EAFE (Europe, Australasia and Far East) Index for the same period.
Value of $100,000 Investment vs MSCI
EAFE (Europe, Australasia and Far East) Index (Unaudited)
	Average Annual Total Return Periods Ended March 31, 2021
	One Year	Five Years	Ten Years	Since Inception(1)
Brandes International Equity Fund
Class A*	53.99%	6.02%	4.31%	7.27%
Class A *(with maximum sales charge)	45.14%	4.77%	3.69%	7.01%
Class C*	52.94%	5.24%	3.52%	6.46%
Class C *(with maximum sales charge)	51.94%	5.24%	3.52%	6.46%
Class I	54.53%	6.27%	4.52%	7.51%
Class R6*	54.66%	6.43%	4.63%	7.59%
MSCI EAFE (Europe, Australasia and Far East) Index	44.57%	8.85%	5.52%	5.12%

(1)	The inception date is January 2, 1997.
*	Performance shown prior to January 31, 2011 for Class A shares reflects the performance of Class I shares adjusted to reflect Class A expenses. Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses. Performance shown prior to February 1, 2016 for Class R6 shares reflects the performance of Class I shares adjusted to reflect Class R6 expenses.
Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than

Brandes International Equity Fund
their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Brandes Investment Partners, L.P., the Advisor, has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.
Sector Allocation as a Percentage of Total Investments as of
March 31, 2021 (Unaudited)
The sector classifications represented in the graph above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC.

Brandes Global Equity Fund
Dear Fellow Investor,
The net asset value of the Brandes Global Equity Fund (Class I Shares) increased 37.62% in the six months ended March 31, 2021. During the same period, the MSCI World Index increased 19.57%.
Most of the Fund’s strongest contributors were cyclically oriented businesses in the financials and energy sectors. Several of our health care and information technology holdings also performed well.
An overweight allocation to financials benefitted returns, as did our stock selection because our holdings increased in value more than those in the benchmark. In particular, our bank and insurance investments grew materially amid analyst expectations for rising interest rates and an increase in inflation. Leading contributors included U.S. banks, such as Bank of America, Wells Fargo and Citigroup.
Strong performance from the energy sector was driven by our overweight and stock selection, with holdings such as U.S.-based Halliburton and Spain-based Repsol rising significantly in the period. Meanwhile, performance in the health care sector was led by U.S. health care providers and services companies, namely Laboratory Corporation of America (Labcorp), HCA Healthcare, Cigna and Cardinal Health.
Other strong contributors included select U.S.-based holdings, such as flooring company Mohawk Industries and semiconductor equipment company Applied Materials. European media companies such as Publicis Groupe (France) and WPP Plc (United Kingdom) also rose significantly.
Amid the value rally in the period, only a few of the Fund’s holdings declined. These included China-based Alibaba and China Mobile, as well as pharmaceutical firms Merck, Sanofi and GlaxoSmithKline.
Recent Portfolio Activity
New additions to the Fund during the trailing six months included U.S.-based communications software company Amdocs, money center bank JPMorgan Chase, aerospace and defense company General Dynamics, Mexico-based FEMSA (Fomento Economico Mexicano), and OneMain Holdings, the largest non-prime personal loan provider in the United States.
OneMain is the only national, non-prime, branch-based installment lender, with almost 1,500 branches throughout the U.S. and more than a 20% market share of the non-prime personal loan market. It also has a strong omnichannel presence and closed almost half of its loans digitally in 2020. OneMain has a solid capital position and its capital generation over the past year has remained strong: this allowed it to pay two special dividends and it has the potential to pay more in future years. As the economy begins to open up, the company offers an attractive investment opportunity, we believe, because of its growth potential, strong underwriting history and appealing valuation.
Mexican holding company FEMSA is a business that is trading at multi-year valuation lows despite possessing a strong balance sheet. A major portion of FEMSA’s value stems from FEMSA Comercio, which owns OXXO, the largest convenience store chain in Latin America. Other FEMSA assets include stakes in Coca-Cola FEMSA, the largest

Brandes Global Equity Fund
Coca-Cola bottler worldwide, and in Dutch brewer Heineken. FEMSA normally buys businesses for the long term and focuses on consumer staples distributors.
Though typically viewed as defensive, FEMSA’s stock tumbled after several acquisitions in 2019 and a double-digit same-store sales decline in OXXO in 2020 due to the pandemic. Nonetheless, we believe FEMSA can strengthen the profitability of its new and existing businesses over the longer term, which may improve market sentiment around the company’s growth prospects. With the stock trading at its lowest EV/EBITDA multiple in a decade, we believed it was a worthy entry point for investing in FEMSA.
Other activity in the period included the sale of semiconductor equipment company Applied Materials, which we first bought during the market downturn one year ago. Over our holding period, the stock more than doubled. While our estimate of its intrinsic value increased as global semiconductor capital expenditures expanded, the stock price grew even faster and when it reached our estimate of intrinsic value, we divested our position. Additionally, we exited position in Dutch semiconductor company NXP Semiconductors following its strong performance in 2020.
Lastly, Finnish communications equipment company Nokia became caught up in the speculative social media/trading frenzy of earlier this year, causing its share price to rise dramatically over a short period. We sold our position amid the share-price increase.
Looking Forward
We believe the Fund is well positioned for a potential value resurgence. We saw validation of that conviction as the MSCI World Value exceeded the broad benchmark during the period and the Fund did better than the benchmark and the value index.
We remain optimistic in the return potential of value stocks compared to other styles due to various foreseeable tailwinds. These include increasing inflation and interest rates and a pickup in growth globally as economies start to open and benefit from stimulus funding.
Most importantly, value stocks continue to trade at what we consider attractive discount levels relative to growth stocks. Against a composite ranking of valuation measures (P/E, P/B, P/CF, Forward P/E, EV/Sales, EV/EBITDA, dividend yield) the MSCI World Value Index traded at close to the least expensive percentile at the end of the third quarter of 2020 (prior to the value rally). Following the resurgence of value during the past six months, it remains in the least expensive decile in its history; this is a level that continues to bode well for future returns, in our opinion. The potential for earnings recoveries in value stocks coupled with historically wide valuation discounts is favorable for the future return prospects of the Fund, we believe.
At the end of March 2021, from a sector perspective, our key holdings were in financials, health care, energy and consumer staples. The Fund maintained significantly lower allocations than the benchmark in technology companies. From a country/region perspective, we remained overweight in the United Kingdom, France and emerging markets, and underweight in the United States and Japan. We believe the differences between our portfolio and the broader market continue to make the Fund an intelligent complement to index-tracking or growth-oriented alternatives.

Brandes Global Equity Fund
In our view, the Brandes Global Equity Fund exhibits more appealing valuations than the MSCI World Index. The Fund’s holdings share a number of what we consider compelling characteristics, including strong balance sheets and free cash flow, as well as attractive growth prospects. We remain excited about the Fund’s potential and appreciate the trust you have placed in us.
Sincerely yours,
The Brandes Global Large-Cap Investment Committee
Brandes Investment Trust
Dividend Yield: Dividends per share divided by price per share.
EBITDA: Earnings before interest, taxes, depreciation and amortization.
Enterprise Value (EV): Market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents.
Enterprise Value/EBITDA: Enterprise value divided by earnings before interest, taxes, depreciation and amortization.
Enterprise Value/Sales (EV/S): Enterprise value divided by total company sales.
Forward/Price Earnings (F/PE): Price per share divided by expected earnings per share.
Free Cash Flow: Total cash flow from operations less capital expenditures.
Price/Book (P/B): Price per share divided by book value per share.
Price/Cash Flow (P/CF): Price per share divided by cash flow per share.
Price/Earnings (P/E): Price per share divided by earnings per share.
The margin of safety for any security is defined as the discount of its market price to what the firm believes is the intrinsic value of that security.
Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Value stocks typically are less volatile than growth stocks; however, issues of value stocks typically have a lower expected growth rate in earnings and sales than issues of growth stocks.
Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

Brandes Global Equity Fund
The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.
Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.
Must be preceded or accompanied by a prospectus.
Index Guide
The MSCI World Index with net dividends captures large and mid cap representation of developed markets.
The MSCI World Value Index with gross dividends captures large and mid cap securities across developed market countries exhibiting value style characteristics, defined using book value to price, 12-month forward earnings to price, and dividend yield.
MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.
One cannot invest directly in an index.
The Brandes Global Equity Fund is distributed by ALPS Distributors, Inc.

Brandes Global Equity Fund
The following chart compares the value of a hypothetical $100,000 investment in the Brandes Global Equity Fund – Class I from March 31, 2011 to March 31, 2021 with the value of such an investment in the MSCI World Index for the same period.
Value of $100,000 Investment vs MSCI
World Index (Unaudited)
	Average Annual Total Return Periods Ended March 31, 2021
	One Year	Five Years	Ten Years	Since Inception(1)
Brandes Global Equity Fund
Class A*	61.77%	8.79%	6.61%	7.14%
Class A *(with maximum sales charge)	52.46%	7.50%	5.99%	6.63%
Class C*	60.55%	7.96%	5.82%	6.32%
Class C *(with maximum sales charge)	59.55%	7.96%	5.82%	6.32%
Class I	62.17%	9.05%	6.88%	7.39%
MSCI World Index	54.03%	13.36%	9.88%	10.21%

(1)	The inception date is October 6, 2008.
*	Performance shown prior to January 31, 2011 for Class A shares reflects the performance of Class I shares adjusted to reflect Class A expenses. Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses.
Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

Brandes Global Equity Fund
The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Brandes Investment Partners, L.P., the Advisor, has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.
Sector Allocation as a Percentage of Total Investments as of
March 31, 2021 (Unaudited)
The sector classifications represented in the graph above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC.

Brandes Emerging Markets Value Fund
Dear Fellow Investor,
The net asset value of the Brandes Emerging Markets Value Fund (Class I Shares) increased 26.31% in the six months ended March 31, 2021. During the same period, the MSCI Emerging Markets Index gained 22.43%.
The Fund has benefitted from cyclically oriented and economically sensitive holdings, such as Brazil-based regional jet manufacturer Embraer, Mexican cement company Cemex and Thailand-based Siam Commercial Bank. The positive performance of these companies was mainly driven by their strong free-cash-flow generation and improved business outlook.
Embraer saw its business stabilize amid increased customer aircraft deliveries, resulting in positive cash flow and improving margins. Meanwhile, Cemex experienced its strongest period in many years and announced double-digit profit growth guidance for 2021.
In addition, South Korean based POSCO (Metals & Mining) and Samsung Electronics (Technology Hardware Storage & Peripherals) performed strongly.
Performance detractors during the period included higher education companies Cogna Educacao, India-based Zee Entertainment Enterprises, and Alibaba Group.
Alibaba saw its share price decline after Ant Group, its affiliate digital payment platform company, unexpectedly had its initial public offering (IPO) cancelled due to intervention by the Chinese government. The government not only suspended what would have been the world’s largest IPO, but also subsequently proposed new anti-monopoly regulations, which may jeopardize Ant Group’s lucrative asset-light business model. We have long been cognizant of the risk of government involvement in China’s internet companies and have incorporated this in our evaluation of Alibaba, a company that we believe does not represent a systemic financial risk and in fact plays an important role in the growth of China’s economy. The share price correction essentially wiped out the value we attribute to Alibaba’s stake in Ant Group, making it a “free” option for us. Given its growth potential and competitive position as China’s leading e-commerce firm and one of the world’s largest internet companies, we believe Alibaba offers an attractive risk/reward tradeoff for long-term investors.
Recent Portfolio Activity
New additions to the Fund during the trailing six months included China Education Group, Indonesia-based food products company Indofood, Mexican holding company FEMSA (Fomento Economico Mexicano) and Taiwan-based Largan Precision, the world’s largest manufacturer of camera lenses by revenue and the second largest by volume.
China Education Group (CEG) is the largest publicly traded private higher education operator in China by student enrollment. The strong demand for higher education in China necessitates active participation by the private sector and makes the segment a lucrative and growing market, in our view. Unlike in the K-12 segment, where profitability is restricted due to government concerns about unequal access to basic education, China’s regulations allow higher educational institutions to be for-profit

Brandes Emerging Markets Value Fund
entities. We believe CEG offers an attractive business growth potential that is not fully appreciated by the market. The company plans to expand its schools and convert its independent colleges into full private universities, which should increase its appeal among potential students and allow the company to enhance its margins. Additionally, CEG has strong management, provides transparent and good corporate access to investors, and has shown the ability to add value through merger and acquisitions activities. We believe these attributes combine to make CEG a compelling value opportunity for us.
Largan Precision (Taiwan) commands a leading position in the high-end camera lenses segment, from which it has generated exceptional returns with approximately 60% operating margins in recent years. While the global smartphone market has declined slightly over the past few years, a steady increase in the average number of cameras per phone, combined with consistent upgrades in smartphone camera capabilities, has resulted in a stable growth for the camera lens market. This growth is expected to continue in the years ahead and we expect Largan to be able to sustain growth notwithstanding competitors’ increased technological capabilities and aggressive pricing. The company has a number of strengths that should help minimize market share loss and allow it to continue generating attractive returns. It boasts the largest patent portfolio in the industry and what we see as the best manufacturing technology with a vertically integrated business model. Moreover, Largan remains the “go-to” high-end lens supplier for smartphone manufacturers, which enables it to develop and offer leading edge solutions before its competitors.
We also purchased Mexican holding company FEMSA (Fomento Economico Mexicano), a business with a strong balance sheet which is trading at multi-year valuation lows. A major portion of FEMSA’s value stems from FEMSA Comercio, which owns OXXO, the largest convenience store chain in Latin America. Other FEMSA assets include stakes in Coca-Cola FEMSA, the largest Coca-Cola bottler worldwide, and in Dutch brewer Heineken. FEMSA normally buys businesses for the long term and focuses on consumer staples distributors. Though typically viewed as defensive, FEMSA’s stock tumbled after several acquisitions in 2019 and a double-digit same-store sales decline in OXXO in 2020 due to the pandemic. Nonetheless, we believe FEMSA can strengthen the profitability of its new and existing businesses over the longer term, which may improve market sentiment around the company’s growth prospects. With the stock trading at its lowest EV/EBITDA multiple in a decade, we believed it was a worthy entry point for investing in FEMSA.
Other activity in the period included the divestments of Russia-based diamond company Alrosa and Taiwanese Asustek Computer, as well as China-based Baidu and China Mobile. We sold Alrosa, Asustek and Baidu as the shares appreciated to our estimates of their intrinsic values. Meanwhile, we exited our position in China Mobile due to a change in its non-investment related risk profile. In January 2021, the New York Stock Exchange delisted China Mobile to comply with an executive order by then President Donald Trump barring U.S. investments in Chinese companies with links to the military.

Brandes Emerging Markets Value Fund
Looking Forward
At the end of March 2021, the Brandes Emerging Markets Value Fund held its largest sector weightings in financials and consumer discretionary, and maintained key underweights to technology and materials. From a country perspective, even though Chinese companies made up our largest allocation, we were still significantly underweight the country. Additionally, we had lower weighting to Taiwanese companies than the benchmark. While our investment decisions are based on company-by-company analysis and not dependent on any index’s compositions, the differences between our value-oriented portfolio and the benchmark make the Fund a potential complement to index-tracking and growth-oriented alternatives.
As the pandemic has created significant uncertainty for businesses, we have applied conservative assumptions in estimating the intrinsic values of our holdings. We believe the Fund is well positioned to benefit from potential post-Covid economic recoveries in emerging markets (EM) outside China, Taiwan, and South Korea (three countries that have a “near Covid-free” status). Additionally, the Fund maintains a diversified exposure to what we consider attractively priced value opportunities, including companies with underappreciated growth potential, high dividend yields or those that are undergoing temporary setbacks. Before the positive news regarding Covid-19 vaccines broke in November, our analysts saw good operating results from our holdings which were not followed by major price movements for these securities. The Fund’s performance could get a lift with continued improvement in the fundamentals of our holdings and a re-rating of the companies’ multiples. Additionally, the potential strengthening of EM currencies against the U.S. dollar is another potential catalyst for the Fund’s future returns.
After a strong six-month period, value stocks (as represented by MSCI EM Value) remain attractive, in our opinion, for the long term given a variety of potential tailwinds, including:
•	an increase in inflation and interest rates;
•	pickup in economic growth as global economies begin to reopen and potentially benefit from government stimulus; and
•	the prospect of increased government regulation of technology companies, which make up a meaningful portion of growth indices (e.g., 25% of MSCI EM Growth vs. 17% of MSCI EM Value as of March 31).
More importantly, we believe the valuation discounts at which value stocks trade relative to growth stocks (MSCI EM Value vs. MSCI EM Growth, based on price/book, price/earnings and price/cash flow) continue to bode well for value stocks.
We remain excited about the prospects of the Brandes Emerging Markets Value Fund and thank you for your continued trust.
Sincerely yours,
The Brandes Emerging Markets Investment Committee
Brandes Investment Trust
Dividend Yield: Dividends per share divided by price per share.

Brandes Emerging Markets Value Fund
EBITDA: Earnings before interest, taxes, depreciation and amortization.
Enterprise Value (EV): Market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents.
Enterprise Value/EBITDA: Enterprise value divided by earnings before interest, taxes, depreciation and amortization.
Forward/Price Earnings (F/PE): Price per share divided by expected earnings per share.
Free Cash Flow: Total cash flow from operations less capital expenditures.
Price/Book (P/B): Price per share divided by book value per share.
Price/Cash Flow (P/CF): Price per share divided by cash flow per share.
Price/Earnings (P/E): Price per share divided by earnings per share.
The margin of safety for any security is defined as the discount of its market price to what the firm believes is the intrinsic value of that security.
Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging markets involve greater risk and volatility than more developed markets. Some emerging markets may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Investments in small and medium capitalization companies tend to have limited liquidity and greater price volatility than investments in larger capitalization companies. Value stocks typically are less volatile than growth stocks; however, issues of value stocks typically have a lower expected growth rate in earnings and sales than issues of growth stocks.
Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.
The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.
Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.
Must be preceded or accompanied by a prospectus.

Brandes Emerging Markets Value Fund
Index Guide
The MSCI Emerging Markets Index with net dividends captures large and mid cap representation of emerging market countries.
The MSCI Emerging Markets Value Index with gross dividends captures large and mid cap securities exhibiting value style characteristics, defined using book value to price, 12-month forward earnings to price, and dividend yield.
The MSCI Emerging Markets Growth Index with gross dividends captures large and mid cap securities exhibiting growth style characteristics, defined using long-term forward earnings per share (EPS) growth rate, short-term forward EPS growth rate, current internal growth rate, long-term historical EPS growth trend, and long-term historical sales per share growth trend.
MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.
One cannot invest directly in an index.
The Brandes Emerging Markets Value Fund is distributed by ALPS Distributors, Inc.

Brandes Emerging Markets Value Fund
The following chart compares the value of a hypothetical $100,000 investment in the Brandes Emerging Markets Value Fund – Class I from March 31, 2011 to March 31, 2021 with the value of such an investment in the MSCI Emerging Markets Index for the same period.
Value of $100,000 Investment vs MSCI
Emerging Markets Index (Unaudited)
	Average Annual Total Return Periods Ended March 31, 2021*
	One Year	Five Years	Ten Years	Since Inception(1)
Brandes Emerging Markets Value Fund
Class A	47.25%	5.99%	0.77%	6.70%
Class A (with maximum sales charge)	38.78%	4.75%	0.18%	6.45%
Class C**	46.25%	5.22%	0.04%	5.88%
Class C **(with maximum sales charge)	45.25%	5.22%	0.04%	5.88%
Class I	47.66%	6.24%	1.03%	6.94%
Class R6**	47.79%	6.40%	1.14%	7.02%
MSCI Emerging Markets Index	58.39%	12.07%	3.65%	6.70%

(1)	The inception date is August 20, 1996.
*	Prior to January 31, 2011, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes Emerging Markets Value Fund. The performance information shown for the Class I shares for periods before January 31, 2011 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to January 31, 2011 is based on a calculation method that is different from the standardized calculation method prescribed by the SEC. The performance information shown for the Class A shares has been adjusted to reflect the differences in the net expense ratios between the Class I and A shares. The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment

Brandes Emerging Markets Value Fund
limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.
**	Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses. Performance shown prior to July 11, 2016 for Class R6 shares reflects the performance of Class I shares adjusted to reflect Class R6 expenses.
Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Brandes Investment Partners, L.P., the Advisor, has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.
Sector Allocation as a Percentage of Total Investments as of
March 31, 2021 (Unaudited)
The sector classifications represented in the graph above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC.

Brandes International Small Cap Equity Fund
Dear Fellow Investor,
The net asset value of the Brandes International Small Cap Equity Fund (Class I Shares) advanced 38.20% in the six months ended March 31, 2021. During the same period, the S&P Developed Ex-U.S. SmallCap Index advanced 23.01%.
The Fund benefited from holdings in the cyclically oriented industrials, financials, materials and energy sectors. Notable performers included U.K. facilities management company MITIE Group, Brazilian regional jet manufacturer Embraer, and Mexican cement producer Cemex. The strong performance of these companies was mainly driven by their earnings recoveries and optimistic profit guidance.
MITIE announced strong momentum in its Business Services segment and enjoyed an improvement in the discretionary projects within its Technical Services segment. The company also provided positive guidance for continued recovery in its profitability. Similarly, Cemex experienced its strongest period in many years and issued double-digit profit growth guidance for 2021. Meanwhile, Embraer saw its business stabilize amid increased customer aircraft deliveries, resulting in positive cash flow and improving margins.
Additionally, Irish bank AIB Group saw its share price rebound in late 2020. Banks around the world, including AIB, had faced a major headwind to their earnings for much of 2020 as new accounting rules required them to provision up front for expected loan losses. However, an improved economic outlook led to a drop in loan loss provisioning expectations, which helped alleviate investor concern.
Other notable contributors included Funai Electric, which was up significantly following its announced acquisition by Shuwa System Holdings at a total acquisition price of ¥25.6 billion. We sold our position in Funai Electric on the news.
From a geographic standpoint, the Fund saw strong contribution from its exposure to Europe, including the United Kingdom, Ireland and Spain.
Conversely, returns for the period were hampered by Chinese machinery company China Yuchai International Limited, Japanese machinery company Komori Corporation, and several Japanese banks, namely Kyushu Financial Group, Hachijuni Bank, Oita Bank and Hyakugo Bank. These Japanese financial companies did not participate in the fourth-quarter rally as investors seemed concerned about the post-COVID time to recovery of the Japanese economy in general and did not react strongly to the Bank of Japan’s announced negative rates exemptions.
Recent Portfolio Activity
During the trailing six-month period, the investment committee initiated a position in Canadian insurance company E-L Financial.
E-L Financial is a company we are very familiar with, having held it in the Fund as recently as 2018. The firm operates as an investment and insurance holding company and is effectively an extension of the Jackman family estate. The Jackman family owns an approximately 73% interest in E-L and has compounded book value per share at an

Brandes International Small Cap Equity Fund
annual rate of 12% for nearly 50 years. In 2012, E-L sold its property & casualty insurance company to Travelers and used some of the proceeds to pay a special dividend to shareholders, while reinvesting the remainder in global equities. In 2015, E-L acquired the 19% minority interest in Canadian life insurer Empire Life at 1x book value. The investment has since generated 8-10% return on equity annually, and it accounts for a meaningful percentage of our intrinsic value estimate for E-L, with the remainder comprising a diversified, global equity portfolio managed by value-oriented asset managers.
E-L’s shares have been under pressure due to pandemic-related concerns. We believe that this headwind is temporary in nature and that E-L’s shares have the potential to recover given the company’s strong balance sheet and savvy management team. At its current valuation levels, E-L represents an appealing risk/reward tradeoff for us.
Several holdings were sold from the Fund in the period, such as Funai Electric (as noted above) and Latin American agriculture company Adecoagro, as well as U.K. real estate firm Countrywide and security services provider G4S.
G4S is the world’s largest security services provider, with over 500,000 employees in more than 80 countries. The company generates more than half of its revenue from Europe and North America but has a strong presence in emerging markets, which represent one-third of its business. When we first bought the stock in 2018, G4S was in the midst of a major restructuring. The company had failed to deliver on some large contracts, and deteriorating business performance had forced it to raise equity capital a few years prior. In the last several years, G4S reduced net debt by 40% through a combination of asset sales and better cash-flow generation. Moreover, the company’s operating margin has recovered in the past year, and it appeared the major restructuring was finally bearing fruit.
Despite this progress, the share price declined in the first half of last year, prompting rival GardaWorld to approach G4S with an acquisition offer. The offer was rejected, but it led to a competitive bidding process for G4S. In early December, the board of directors agreed to accept a bid from Allied Universal and the share price appreciated beyond the acquisition price on the announcement as many investors were hoping that GardaWorld would make a counteroffer. Ultimately, GardaWorld did not increase its bid and an adequate number of shareholders approved the offer from Allied Universal in March 2021.
Other activity included the full sells of U.K.-based internet company Telit Communications and South Korean auto components manufacturer Hankook Tire & Technology, which both appreciated to our estimates of their intrinsic values on a strong second half of 2020 after reaching lows in early April 2020. While Telit was a long-time holding in the Fund, Hankook was one of the positions that we initiated by taking advantage of the market drawdown in the first quarter of 2020, during which the onset of the pandemic disproportionately affected the share prices of select companies with strong fundamentals.

Brandes International Small Cap Equity Fund
Looking Forward
At quarter end March 31, 2021, the Fund held its largest allocations to consumer staples, financials and industrials, while maintaining key underweights in information technology and materials. From a country standpoint, we continued to find value potential in the United Kingdom and Japan. Attractive value opportunities also persist in emerging markets, which accounted for over 25% of the Fund as of March 31.
After a strong period, value stocks remain attractive, in our opinion, for the long term given a variety of potential tailwinds, including:
•	a probable increase in inflation and interest rates; and
•	a likely pickup in economic growth as global economies begin to reopen and potentially benefit from government stimulus.
More importantly, we believe the valuation discounts at which value stocks trade relative to growth stocks continue to bode well for value stocks (S&P Developed ex-U.S. SmallCap Value vs. S&P Developed ex-U.S. SmallCap Growth, based on price/book, price/earnings and price/cash flow). Given our historical tendency to do even better than the value index when that index outperformed the benchmark, combined with the prospects of earnings recoveries for value-oriented companies, we believe the Brandes International Small Cap Equity Fund is well positioned for long-term return potential.
Thank you for the trust you have placed in us.
Sincerely yours,
The Brandes Small-Cap Investment Committee
Brandes Investment Trust
Book Value: Assets minus liabilities. Also known as shareholders’ equity.
Cash Flow: The amount of cash generated minus the amount of cash used by a company in a given period.
Dividend Yield: Dividends per share divided by price per share.
Forward/Price Earnings (F/PE): Price per share divided by expected earnings per share.
Operating Margin: Operating income divided by net sales; used to measure a company’s operating efficiency.
Price/Book (P/B): Price per share divided by book value per share.
Price/Cash Flow (P/CF): Price per share divided by cash flow per share.
Price/Earnings (P/E): Price per share divided by earnings per share.
Return on Equity: Net income divided by shareholders' equity.
The margin of safety for any security is defined as the discount of its market price to what the firm believes is the intrinsic value of that security.

Brandes International Small Cap Equity Fund
Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Investments in small and medium capitalization companies tend to have limited liquidity and greater price volatility than investments in larger capitalization companies. Value stocks typically are less volatile than growth stocks; however, issues of value stocks typically have a lower expected growth rate in earnings and sales than issues of growth stocks.
Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.
The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.
Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.
Must be preceded or accompanied by a prospectus.
Index Guide
The S&P Developed Ex-U.S. SmallCap Index with net dividends measures the equity performance of small-capitalization companies from developed markets excluding the United States.
The S&P Developed Ex U.S. SmallCap Value Index with net dividends measures the equity performance of small cap companies in developed markets excluding the United States, which are classified as value stocks by book value-to-price, sales-to-price, cash flow-to-price, and dividend yield.
The S&P Developed Ex U.S. SmallCap Growth Index with net dividends measures the equity performance of small cap companies in developed markets excluding the United States, which are classified as growth stocks by sales growth, earnings change-to-price, and momentum.
One cannot invest directly in an index.
The Brandes International Equity Small Cap Equity Fund is distributed by ALPS Distributors, Inc.

Brandes International Small Cap Equity Fund
The following chart compares the value of a hypothetical $100,000 investment in the Brandes International Small Cap Fund – Class I from March 31, 2011 to March 31, 2021 with the value of such an investment in the S&P Developed Ex-U.S. SmallCap Index for the same period.
Value of $100,000 Investment vs S&P Developed
Ex-U.S. SmallCap Index (Unaudited)
	Average Annual Total Return Periods Ended March 31, 2021*
	One Year	Five Years	Ten Years	Since Inception(1)
Brandes International Small Cap Equity Fund
Class A	64.61%	3.07%	4.99%	8.59%
Class A (with maximum sales charge)	55.15%	1.86%	4.37%	8.33%
Class C**	63.36%	2.30%	4.21%	7.78%
Class C **(with maximum sales charge)	62.36%	2.30%	4.21%	7.78%
Class I	64.76%	3.28%	5.21%	8.84%
Class R6**	64.94%	3.40%	5.30%	8.91%
S&P Developed Ex-U.S. SmallCap Index	66.31%	10.14%	7.17%	7.16%

(1)	The inception date is August 19, 1996.
*	Prior to February 1, 2012, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes International Small Cap Fund. The performance information shown for the Class I shares for periods before February 1, 2012 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to February 1, 2012 is based on a calculation method that is different from the standardized calculation method prescribed by the SEC. The performance information shown for the Class A shares has been adjusted to reflect the differences in the net expense ratios between the Class I and A shares. The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment

Brandes International Small Cap Equity Fund
limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.
**	Performance shown prior to January 31, 2013 for Class C shares reflects the performance of Class I shares adjusted to reflect Class C expenses. Performance shown prior to June 27, 2016 for Class R6 shares reflects the performance of Class I shares adjusted to reflect Class R6 expenses.
Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Brandes Investment Partners, L.P., the Advisor, has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.
Sector Allocation as a Percentage of Total Investments as of
March 31, 2021 (Unaudited)
The sector classifications represented in the graph above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC.

Brandes Small Cap Value Fund
Dear Fellow Investor,
The net asset value of the Brandes Small Cap Value Fund (Class I Shares) rose 47.99% in the six months ended March 31, 2021. During the same period, the Russell 2000 Index rose 48.05%.
The Fund’s top contributors included several cyclically oriented companies. From an industry perspective, Fund holdings in energy equipment & services, aerospace & defense, and insurance were solid contributors to performance.
Energy equipment and services companies Helmerich & Payne and Halliburton were among the largest individual contributors to performance in the period, as were oil and gas producer Chesapeake Energy and regional jet manufacturer Embraer. Among our bank and insurance holdings, notable contributors included Northrim BanCorp, Crawford & Company and American National Bankshares. These companies saw their share prices rise on increased expectations of rising U.S. interest rates and inflation.
Furthermore, the Fund’s holdings in the information technology sector also performed well, led by business intelligence software business MicroStrategy.
MicroStrategy announced strong business growth and continued to improve sales execution while managing its costs. MicroStrategy’s returns were also driven by its announcement that it would make bitcoin its primary treasury reserve asset. In late December, MicroStrategy announced that it had made more than $1 billion in bitcoin purchases in 2020. Given the company’s share price appreciation and the complete change in MicroStrategy’s risk/return profile, we sold out of our position during the fourth quarter.
Amid the value rally, only a few holdings declined in the period.
While our health care investments added to aggregate returns, a few fared poorly, including health care equipment manufacturers LENSAR and Utah Medical Products, as well as biotech firm PDL BioPharma.
Recent Portfolio Activity
During the trailing six months through March 31, 2021, the small cap investment committee initiated several new positions, including food retailer Ingles Markets, regional bank ACNB Corporation and health care company Mednax.
Mednax (MD) is a physician services company that offers services to women’s and children’s specialty units in hospitals. Following pressure from Starboard (which owns approximately 10% of Mednax) for its lagging margins and poor overall performance, the company recently divested its anesthesiology and radiology units; the segments sold contributed $1.265 billion (36% of total revenues) and $492 million (14%) of revenue in 2019, respectively.
Mednax has now reverted to its roots and provides mainly neonatology (approximately 85% of post-divestiture revenues), maternal-fetal medicine (MFM) services and

Brandes Small Cap Value Fund
pediatric cardiology. The company’s long-term strategy is to increase its share in the neonatal segment, while expanding peripheral businesses, such as MFM and pediatrics, that are synergistic to its sales efforts. In neonatology, Mednax currently has approximately 25% market share, up from 18.4% in 2011. It is also the largest national women’s and children’s provider group—10x bigger than its closest peer.
Mednax differs from a typical staffing/placement company because it buys physician practices and hospital contracts in exchange for providing reimbursement negotiations, staffing, professional liability protection, and compliance with regulations. It thereby realizes economies of scale as the administrative functions it oversees can cover more clinicians: this grants it bargaining power with hospitals and physicians.
The business’s key value drivers are its contracts with hospitals and the staffing of hospital specialty units with physicians. Traditionally, hospitals staff these units through local physician groups, which leads to administrative burdens. Mednax’s strategy is to add value by managing the operational side, providing staffing and optimizing systems with data analytics. It charges administrative fees to its hospital partners and seeks to profit from margin growth opportunities through improved efficiency in physician practices.
Mednax’s operating performance has been poor over the past five years as margins declined to 11.6% in 2019 from 22.3% in 2010, mainly due to the anesthesiology business which it recently sold off. The core women’s and children’s business was also negatively affected by a decline in birth rates, a lower percentage of revenue from the high margin neonatology business, and wage inflation outpacing reimbursement. With these recent divestments, Mednax is targeting long-term revenue growth of 6% and “high-teens” margins.
The restructuring following the sale of its anesthesiology and radiology businesses in 2020 has made Mednax’s balance sheet more manageable. We believe the company offers a regrowth story—focused on its core children and women’s health business—that is underappreciated by the market.
Given strong market appreciation, sales activity was elevated. We sold a number of securities after they appreciated to our intrinsic value estimates, including MicroStrategy (as mentioned above), Florida-based land developer St. Joe, AMAG Pharmaceuticals and machinery business Greenbrier Companies. Other sales included the Fund’s positions in Mohawk Industries, American National Bankshares, and Sensient Technologies (a manufacturer and marketer of colors, flavors and fragrances), after each appreciated to our estimate of its intrinsic value.
Looking Forward
After a strong period of value performance, we remain optimistic in the return potential of value stocks compared to other styles due to various potential tailwinds. These include increasing inflation and interest rates and a pickup in growth from global economies starting to open and benefitting from stimulus funding. Most importantly,

Brandes Small Cap Value Fund
from a value investor perspective, the valuation discount of value stocks relative to growth stocks remains compelling (as measured by the MSCI USA Small Cap Value Index versus MSCI USA Small Cap Growth Index).
We continued to find value potential in more cyclically oriented sectors such as industrials and energy, while being underweight to consumer discretionary and information technology. We believe the differences between the Brandes Small Cap Value Fund and the broader market continue to make the Fund an attractive complement to other small-cap offerings. The Fund exhibits more appealing valuations, in our view, than the Russell 2000 indices and our holdings feature what we consider to be strong balance sheets, compelling growth prospects and durable free cash flow.
As always, we appreciate the trust you have placed in us.
Sincerely yours,
The Brandes Small-Cap Investment Committee
Brandes Investment Trust
Dividend Yield: Dividends per share divided by price per share.
Free Cash Flow: Total cash flow from operations less capital expenditures.
The margin of safety for any security is defined as the discount of its market price to what the firm believes is the intrinsic value of that security.
Dividends are not guaranteed and companies currently paying dividends can stop paying dividends without notice.
Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. Investments in small and medium capitalization companies tend to have limited liquidity and greater price volatility than investments in larger capitalization companies. Value stocks typically are less volatile than growth stocks; however, issues of value stocks typically have a lower expected growth rate in earnings and sales than issues of growth stocks.
Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.
The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.
Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Brandes Small Cap Value Fund
Must be preceded or accompanied by a prospectus.
Index Guide
The Russell 2000 Index with gross dividends measures the performance of the small cap segment of the U.S. equity universe.
The MSCI USA Small Cap Growth Index captures small cap securities exhibiting overall growth style characteristics across U.S. equity markets. The attributes for growth index construction are long-term forward earnings per share (EPS) growth rate, short-term forward EPS growth rate, current internal growth rate, long-term historical EPS growth trend, and long-term historical sales per share growth trend.
The MSCI USA Small Cap Value Index captures small cap securities exhibiting overall value style characteristics across U.S. equity markets. The attributes for value index construction are book value-to-price ratio, 12-months forward earnings-to-price ratio, and dividend yield.
MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.
One cannot invest directly in an index.
The Brandes Small Cap Value Fund is distributed by ALPS Distributors, Inc.

Brandes Small Cap Value Fund
The following chart compares the value of a hypothetical $100,000 investment in the Brandes Small Cap Value Fund – Class I from March 31, 2011 to March 31, 2021 with the value of such an investment in the Russell 2000 Total Return Index and Russell 2000 Value Total Return Index for the same period.
Value of $100,000 Investment vs Russell 2000 Total
Return Index & Russell 2000 Value Total
Return Index(Unaudited)
	Average Annual Total Return Periods Ended March 31, 2021*
	One Year	Five Years	Ten Years	Since Inception(1)
Brandes Small Cap Value Fund
Class A	82.23%	12.86%	11.81%	7.65%
Class A (with maximum sales charge)	71.79%	11.54%	11.15%	7.38%
Class I	82.75%	13.19%	12.09%	7.92%
Class R6**	83.39%	11.78%	11.39%	7.63%
Russell 2000 Total Return Index	94.85%	16.35%	11.68%	8.41%
Russell 2000 Value Total Return Index	97.05%	13.56%	10.06%	8.75%

(1)	The inception date is September 30, 1997.
*	Prior to January 2, 2018, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes Small Cap Value Fund. The performance information shown for the Class I shares for periods before January 2, 2018 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to January 2, 2018 is based on a calculation method that is different from the standardized calculation method prescribed by the SEC. The performance information shown for the Class A shares has been adjusted to reflect the differences in the net expense ratios between the Class I and A shares.
**	Performance shown prior to January 2, 2018 for Class R6 shares reflects the performance of Class I shares. The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”)

Brandes Small Cap Value Fund
and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.
Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Brandes Investment Partners, L.P., the Advisor, has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.
Sector Allocation as a Percentage of Total Investments as of
March 31, 2021 (Unaudited)
The sector classifications represented in the graph above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC.

Brandes Core Plus Fixed Income Fund
Dear Fellow Investor,
In the six months ended March 31, 2021, the Brandes Core Plus Fixed Income Fund (Class I Shares) declined 1.08%, but outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which declined 2.73%.
For fixed-income investors, the recent story has been the upward bounce in interest rates, which led to negative total returns across most fixed-income asset classes. We were bemused to hear several market talking heads discuss dramatically higher rates and the implications for economic growth and recovery. What was scarcely discussed was that even with the 10-year U.S. Treasury rate’s move higher in March 2021, it is still in the 96th percentile of the 10-year Treasury rate data over the last 50 years.1 In other words, interest rates remain historically low.
There appear to be two drivers of higher rates.
First, the market is pricing in robust growth from an economy that is reopening at greater speed, continued unprecedented accommodative monetary policy from the Federal Reserve (Fed) and fiscal stimulus from the federal government.
The second driver of higher rates is the expectation that long-dormant inflation will begin to pick up steam. There are several fundamental factors behind this expectation, including:
•	enormous central-bank and fiscal accommodation;
•	pandemic-related supply chain bottlenecks;
•	de-globalization of supply chains in response to pandemic-related disruptions and shortages;
•	increasing commodity price pressures; and
•	U.S. savings rate near a 60-year high, indicating strong pent-up demand.
Additionally, a key factor driving inflation expectations is the Fed’s apparent resolve to continue showering the market with liquidity until inflation runs above its 2% target.
Demand for new issues has remained robust and the reach for yield has shown few signs of abating. For example, Carnival Cruise Lines came to the bond market with the intent of raising $2.5 billion in new debt in the first quarter of 2021. Demand was so strong for the issue that Carnival was able to upsize the offering to $3.5 billion. With the new issuance, the company has now raised $11 billion in new debt since the onset of COVID-19 has left all of the company’s ships in port and current Center for Disease Control and Prevention guidance continues to keep ships docked until this fall. Carnival also reported a net loss of $2 billion in the first quarter 2021 and is currently burning through approximately $500 million in cash per month.

1 Source: Bloomberg, based on weekly data from the last 50 years; as of 3/31/2021.

Brandes Core Plus Fixed Income Fund
Holdings in corporate bonds contributed to positive relative returns during the period. Energy holdings were the top contributors as the global reflation trade (i.e., those issuers expected to benefit from policies enacted after an economic slowdown) saw a strong bounce back in the price of oil. Moreover, holdings in other economically sensitive sectors such as lodging and automotive contributed to relative returns.
Term-structure positioning also boosted Fund returns as interest rates with maturities beyond five years moved sharply higher. The Fund was positioned near the bottom of its duration-controlled band during the quarter.
Our underweight to agency Mortgage-Backed Securities (“MBS”) detracted from returns. Agency MBS continues to be supported by direct Fed purchases of approximately $40 billion/month. Agency MBS offer negligible yield pick-up versus U.S. Treasury securities but continue to perform well since the Fed announced its unlimited market support in March 2020.
Recent Portfolio Activity
The Fund added new positions in T-Mobile (maturing 2/1/28, rated Ba3/BB), Continental Resources (maturing 4/15/23 and 1/15/28, rated Ba1/BB+), Avon Products (maturing 3/15/23, rated Ba3/BB-), Netflix (maturing 11/15/26, rated Ba3/BB+), Ford Motor Credit (maturing 11/1/22 and 11/13/25, rated Ba2/BB+) and Pilgrim’s Pride (maturing 9/30/27 and 4/15/31, rated B1/BB+). We also added to our existing holding in Telecom Italia (maturing 11/15/33, rated Ba2/BB+).
In our view, the consistent theme with the newly added positions is that they offer stronger longer-term credit profiles than the rating agencies are currently giving them credit. These holdings should also be less sensitive to interest-rate movements as their credit profiles exhibit positive correlation to the economic recovery.
Finally, our purchase of Pilgrim’s Pride 2031 maturity was a sustainability bond. The bond indenture includes specific metrics that the company must hit with respect to greenhouse gas emissions. If these benchmarks are not hit, the coupon on the bond steps up to a higher coupon.
Outlook
Bond and stock markets have grown to love accommodative central banks and appear to be sanguine about rising fiscal debt levels. It seems many have come to believe that debt levels don’t matter. Maybe we are old fashioned, but we feel it’s difficult to subscribe to the belief that overall debt levels don’t matter. Therefore, we continue to bias the Fund in what we believe is a defensive manner.
In this environment, the Brandes Core Plus Fixed Income Fund continues to favor shorter-maturity corporate bonds and those that exhibit strong, tangible asset coverage, in our view. We are underweight agency MBS and managing duration toward the shorter end of our duration-controlled range. We have a higher allocation to U.S. Treasuries that we will look to redeploy thoughtfully and efficiently—if and when

Brandes Core Plus Fixed Income Fund
market uncertainty and volatility cause credit fundamentals to become mispriced from our estimates of intrinsic value.
As always, thank you for your business and continued trust.
Sincerely yours,
The Brandes Fixed Income Investment Committee
Brandes Investment Trust
Because the values of the fund’s investments will fluctuate with market conditions, so will the value of your investment in the fund. You could lose money on your investment in the fund, or the fund could underperform other investments. The values of the fund’s investments fluctuate in response to the activities of individual companies and general bond market and economic conditions. Investments in small and medium capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies.
As with most fixed income funds, the income on and value of your shares in the fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the fund’s average portfolio maturity and the lower the average quality of its portfolio, the greater the price fluctuation. The price of any security owned by the fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments or its credit rating. Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness than higher grade debt. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.
Past performance is not a guarantee of future results.
Short-term debt refers to fixed income securities set to mature in 1 to 5 years from the issue or purchase date. Long-term debt refers to fixed income securities set to mature more than 10 years from the issue or purchase date.
Credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All Fund securities except for those labeled “Not Rated” and “Other” have been rated by Moody’s, S&P or Fitch, which are each a Nationally Recognized Statistical Rating Organization (“NRSRO”). All Index securities except for those labeled “Not Rated” have been rated by Moody’s or S&P. Credit ratings are subject to change.
Duration: The weighted maturity of a fixed-income investment’s cash flows, used in the estimation of the price sensitivity of fixed-income securities for a given change in interest rates.
Coupon: The annual interest rate paid on a bond.

Brandes Core Plus Fixed Income Fund
Mortgage-Backed Security: A type of asset-backed security which is secured by a mortgage or collection of mortgages.
Yield: Annual income from the investment (dividend, interest, etc.) divided by the current market price of the investment.
Asset Coverage: Measures how well a company can repay its debts by selling or liquidating its assets.
Indenture: A legal and binding contract between a bond issuer and bondholder.
Term Structure of Interest Rates: A graph that plots different yields offered by bonds of different maturities.
Total Return: Income plus capital appreciation.
The margin of safety for any security is defined as the discount of its market price to what the firm believes is the intrinsic value of that security.
Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.
The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.
Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.
Must be preceded or accompanied by a prospectus.
Index Guide
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. This index is a total return index which reflects the price changes and interest of each bond in the index.
One cannot invest directly in an index.
The Brandes Core Plus Fixed Income Fund is distributed by ALPS Distributors, LLC.

Brandes Core Plus Fixed Income Fund
The following chart compares the value of a hypothetical $100,000 investment in the Brandes Core Plus Fixed Income Fund – Class I from March 31, 2011 to March 31, 2021 with the value of such an investment in the Bloomberg Barclays U.S. Aggregate Bond Index for the same period.
Value of $100,000 Investment vs Bloomberg Barclays
U.S. Aggregate Bond Index (Unaudited)
	Average Annual Total Return Periods Ended March 31, 2021
	One Year	Five Years	Ten Years	Since Inception(1)
Brandes Core Plus Fixed Income Fund
Class A*	2.54%	2.86%	3.19%	3.46%
Class A *(with maximum sales charge)	-1.30%	2.07%	2.79%	3.16%
Class I	2.74%	3.13%	3.51%	3.77%
Class R6*	3.97%	3.77%	3.85%	4.04%
Bloomberg Barclays U.S. Aggregate Bond Index	0.71%	3.10%	3.44%	3.98%

(1)	The inception date is December 28, 2007.
*	Performance shown prior to January 31, 2013 for Class A shares reflects the performance of Class I shares adjusted to reflect Class A expenses. Performance shown prior to October 10, 2017 for Class R6 shares reflects the performance of Class I shares adjusted to reflect Class R6 expenses.
Performance data quoted represents past performance; past performance does not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

Brandes Core Plus Fixed Income Fund
The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Brandes Investment Partners, L.P., the Advisor, has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.
Asset Allocation as a Percentage of Total Investments as of
March 31, 2021 (Unaudited)

Brandes Investment Trust
Expense Example (Unaudited)
As a shareholder of a Fund, you incur ongoing costs, including investment advisory and administrative fees and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2020 to March 31, 2021 (the “Period”).
Actual Expenses
This section provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from each Fund’s actual return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
	Class A
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,327.80	1.11%	$6.43
Global Equity Fund	$1,000.00	$1,374.50	1.25%	$7.39
Emerging Markets Value Fund	$1,000.00	$1,259.90	1.30%	$7.35
International Small Cap Fund	$1,000.00	$1,380.80	1.32%	$7.86
Small Cap Value Fund	$1,000.00	$1,477.90	1.15%	$7.10
Core Plus Fixed Income Fund	$1,000.00	$ 988.00	0.50%	$2.47

	Class C
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,322.90	1.86%	$10.76
Global Equity Fund	$1,000.00	$1,368.80	2.00%	$11.80
Emerging Markets Value Fund	$1,000.00	$1,255.30	2.05%	$11.55
International Small Cap Fund	$1,000.00	$1,375.10	2.07%	$12.29

Brandes Investment Trust
	Class I
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,329.80	0.85%	$4.93
Global Equity Fund	$1,000.00	$1,376.20	1.00%	$5.92
Emerging Markets Value Fund	$1,000.00	$1,263.10	1.12%	$6.31
International Small Cap Fund	$1,000.00	$1,382.00	1.14%	$6.74
Small Cap Value Fund	$1,000.00	$1,479.90	0.90%	$5.56
Core Plus Fixed Income Fund	$1,000.00	$ 989.20	0.30%	$1.49

	Class R6
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,330.60	0.75%	$4.35
Emerging Markets Value Fund	$1,000.00	$1,263.00	0.97%	$5.47
International Small Cap Fund	$1,000.00	$1,383.70	1.00%	$5.93
Small Cap Value Fund	$1,000.00	$1,485.40	0.72%	$4.46
Core Plus Fixed Income Fund	$1,000.00	$ 996.70	0.30%	$1.49

*	The Fund’s expenses are equal to the Fund’s expense ratio for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one half-year period).
Hypothetical Example for Comparison Purposes
This section provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage commissions on purchase and sales of Fund shares. Therefore, the last column of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Brandes Investment Trust
	Class A
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,019.40	1.11%	$5.58
Global Equity Fund	$1,000.00	$1,018.71	1.25%	$6.28
Emerging Markets Value Fund	$1,000.00	$1,018.43	1.30%	$6.56
International Small Cap Fund	$1,000.00	$1,018.33	1.32%	$6.66
Small Cap Value Fund	$1,000.00	$1,019.20	1.15%	$5.78
Core Plus Fixed Income Fund	$1,000.00	$1,022.44	0.50%	$2.52

	Class C
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,015.67	1.86%	$ 9.34
Global Equity Fund	$1,000.00	$1,014.97	2.00%	$10.03
Emerging Markets Value Fund	$1,000.00	$1,014.69	2.05%	$10.32
International Small Cap Fund	$1,000.00	$1,014.59	2.07%	$10.42

	Class I
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,020.70	0.85%	$4.28
Global Equity Fund	$1,000.00	$1,019.95	1.00%	$5.03
Emerging Markets Value Fund	$1,000.00	$1,019.36	1.12%	$5.63
International Small Cap Fund	$1,000.00	$1,019.27	1.14%	$5.71
Small Cap Value Fund	$1,000.00	$1,020.45	0.90%	$4.53
Core Plus Fixed Income Fund	$1,000.00	$1,023.44	0.30%	$1.51

	Class R6
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period*
International Equity Fund	$1,000.00	$1,021.20	0.75%	$3.77
Emerging Markets Value Fund	$1,000.00	$1,020.10	0.97%	$4.88
International Small Cap Fund	$1,000.00	$1,019.95	1.00%	$5.03
Small Cap Value Fund	$1,000.00	$1,021.34	0.72%	$3.63
Core Plus Fixed Income Fund	$1,000.00	$1,023.44	0.30%	$1.51

*	The Fund’s expenses are equal to the Fund’s expense ratio for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one half-year period).

Brandes International Equity Fund
SCHEDULE OF INVESTMENTS — March 31, 2021 (Unaudited)

Shares		Value
COMMON STOCKS – 94.42%
Belgium – 1.10%
108,008	Anheuser-Busch InBev SA/NV	$ 6,789,690
Brazil – 4.28%
2,961,200	Ambev SA	8,043,980
925,447	Embraer SA Sponsored – ADR(a)	9,263,724
1,150,100	Telefonica Brasil SA	9,037,500
		26,345,204
Canada – 0.69%
257,078	Cameco Corp.	4,270,065
France – 19.93%
170,605	BNP Paribas SA(a)	10,394,846
811,721	Carrefour SA	14,696,703
195,425	Cie de Saint-Gobain(a)	11,540,149
168,325	Danone SA	11,521,521
809,027	Engie SA(a)	11,492,492
852,807	Orange SA	10,494,609
272,138	Publicis Groupe SA	16,595,606
109,350	Renault SA(a)	4,728,496
155,731	Sanofi	15,399,328
109,119	Societe BIC SA	6,387,271
203,578	Total SE	9,490,760
		122,741,781
Germany – 6.86%
88,582	BASF SE	7,361,428
247,227	Fresenius & Co. KGaA	11,016,532
163,623	HeidelbergCement AG	14,866,452
91,017	Henkel AG & Co. KGaA	9,017,267
		42,261,679
Hong Kong – 0.64%
11,842,000	First Pacific Co. Ltd.	3,915,222
Ireland – 1.26%
165,736	CRH Plc	7,769,770
Italy – 5.99%
1,040,160	Eni SpA	12,817,072
4,158,760	Intesa Sanpaolo SpA(a)	11,268,466
20,990,411	Telecom Italia Rsp	12,069,966
1,365,052	Telecom Italia SpA	738,470
		36,893,974
Shares		Value
Japan – 13.34%
243,700	Dai Nippon Printing Co. Ltd.	$ 5,111,748
311,800	Honda Motor Co. Ltd.	9,399,376
2,132,500	Mitsubishi UFJ Financial Group, Inc.	11,403,098
345,899	MS&AD Insurance Group Holdings, Inc.	10,174,961
983,300	Nissan Motor Co. Ltd.(a)	5,493,355
283,500	Sumitomo Mitsui Trust Holdings, Inc.	9,891,177
118,300	Taisho Pharmaceutical Holdings Co. Ltd.	7,644,657
632,083	Takeda Pharmaceutical Co. Ltd.	23,040,798
		82,159,170
Mexico – 5.56%
1,413,992	Cemex SAB de CV Sponsored – ADR(a)	9,855,524
12,910,084	Fibra Uno Administracion SA de CV	15,089,504
123,412	Fomento Economico Mexicano SAB de CV – ADR	9,296,626
		34,241,654
Netherlands – 1.09%
1,411,784	Aegon NV	6,707,783
South Korea – 4.35%
157,131	Hana Financial Group, Inc.	5,943,163
26,804	Hyundai Mobis Co. Ltd.	6,952,740
99,249	KT&G Corp.	7,149,565
23,883	POSCO	6,767,397
		26,812,865
Spain – 1.25%
619,579	Repsol SA	7,690,195
Switzerland – 9.49%
1,091,773	Credit Suisse Group AG Registered	11,550,264
143,252	Novartis AG Registered	12,245,284

The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes International Equity Fund
SCHEDULE OF INVESTMENTS — March 31, 2021 (Unaudited) (continued)

Shares		Value
16,342	Swatch Group AG Bearer	$ 4,705,491
119,343	Swatch Group AG Registered	6,654,604
94,693	Swiss Re AG	9,312,404
903,408	UBS Group AG Registered	13,977,067
		58,445,114
Taiwan – 1.02%
481,000	Asustek Computer, Inc.	6,310,601
United Kingdom – 17.57%
3,660,794	Barclays Plc	9,375,005
3,059,491	BP Plc	12,427,520
966,701	GlaxoSmithKline Plc	17,113,337
400,385	Imperial Brands Plc	8,208,263
3,637,517	J Sainsbury Plc	12,163,819
2,225,208	Kingfisher Plc(a)	9,753,180
3,811,873	Marks & Spencer Group Plc(a)	7,923,277
2,396,264	Tesco Plc	7,565,555
Shares		Value
3,080,264	Wm Morrison Supermarkets Plc	$ 7,747,084
1,250,278	WPP Plc	15,932,892
		108,209,932
TOTAL COMMON STOCKS (Cost $601,315,055)		$581,564,699
PREFERRED STOCKS – 5.14%
Brazil – 1.55%
2,233,200	Petroleo Brasileiro SA, 3.28%(b)	$ 9,561,817
Russia – 1.43%
15,780,039	Surgutneftegas PJSC, 2.31%(b)	8,765,529
Spain – 2.16%
777,959	Grifols SA – Class B, 2.21%(b)	13,321,823
TOTAL PREFERRED STOCKS (Cost $28,330,638)		$ 31,649,169

	Shares	Value
SHORT-TERM INVESTMENTS – 1.06%
Money Market Funds — 1.06%
Northern Institutional Funds - Treasury Portfolio (Premier), 0.01%(c)	6,524,877	$ 6,524,877
TOTAL SHORT-TERM INVESTMENTS (Cost $6,524,877)		$ 6,524,877
Total Investments (Cost $636,170,570) – 100.62%		$619,738,745
Liabilities in Excess of Other Assets – (0.62)%		(3,806,210)
TOTAL NET ASSETS – 100.00%		$615,932,535

Percentages are stated as a percent of net assets.
ADR American Depositary Receipt

(a)	Non-income producing security.
(b)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(c)	The rate shown is the annualized seven day yield as of March 31, 2021.
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes International Equity Fund
SCHEDULE OF INVESTMENTS BY INDUSTRY — March 31, 2021

COMMON STOCKS
Aerospace & Defense	1.50%
Auto Components	1.13%
Automobiles	3.19%
Banks	9.46%
Beverages	3.92%
Building Products	1.87%
Capital Markets	4.15%
Chemicals	1.20%
Commercial Services & Supplies	1.87%
Construction Materials	5.27%
Diversified Financial Services	0.64%
Diversified Telecommunication Services	5.25%
Equity Real Estate Investment Trusts	2.45%
Food & Staples Retailing	6.85%
Food Products	1.87%
Health Care Providers & Services	1.79%
Household Products	1.46%
Insurance	4.25%
Media	5.28%
Metals & Mining	1.10%
Multiline Retail	1.29%
Multi-Utilities	1.87%
Oil, Gas & Consumable Fuels	7.58%
Pharmaceuticals	12.25%
Specialty Retail	1.58%
Technology Hardware, Storage & Peripherals	1.02%
Textiles, Apparel & Luxury Goods	1.84%
Tobacco	2.49%
TOTAL COMMON STOCKS	94.42%
PREFERRED STOCKS
Biotechnology	2.16%
Oil, Gas & Consumable Fuels	2.98%
TOTAL PREFERRED STOCKS	5.14%
SHORT-TERM INVESTMENTS	1.06%
TOTAL INVESTMENTS	100.62%
Liabilities in Excess of Other Assets	(0.62)%
TOTAL NET ASSETS	100.00%
The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC or were otherwise determined by the Advisor to be appropriate. This information is unaudited.
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Global Equity Fund
SCHEDULE OF INVESTMENTS — March 31, 2021 (Unaudited)

Shares		Value
COMMON STOCKS – 97.77%
Austria – 1.95%
23,579	Erste Group Bank AG(a)	$ 798,817
Brazil – 1.26%
154,720	Embraer SA(a)	385,106
12,908	Embraer SA Sponsored – ADR(a)	129,209
		514,315
China – 1.96%
28,200	Alibaba Group Holding Ltd.(a)	801,236
France – 11.28%
21,495	Carrefour SA	389,180
25,147	Engie SA(a)	357,222
31,200	Engie SA (Prime Fidelite 2019)(a)	443,206
15,151	Publicis Groupe SA	923,943
11,990	Sanofi	1,185,621
3,056	Schneider Electric SE	465,536
18,112	Total SE	844,377
		4,609,085
Germany – 2.20%
9,903	HeidelbergCement AG	899,766
Ireland – 1.33%
11,612	CRH Plc	544,375
Italy – 1.18%
39,071	Eni SpA	481,441
Japan – 1.26%
17,100	Honda Motor Co. Ltd.	515,489
Malaysia – 1.56%
523,900	Genting Berhad	636,018
Mexico – 2.66%
603,134	Fibra Uno Administracion SA de CV	704,952
5,080	Fomento Economico Mexicano SAB de CV – ADR	382,677
		1,087,629
South Korea – 5.82%
2,301	Hyundai Mobis Co. Ltd.	596,861
3,619	Hyundai Motor Co.	701,389
Shares		Value
4,813	KT&G Corp.	$ 346,712
10,141	Samsung Electronics Co. Ltd.	733,647
		2,378,609
Spain – 1.31%
42,988	Repsol SA	533,566
Switzerland – 3.52%
49,369	Credit Suisse Group AG Registered	522,292
59,244	UBS Group AG Registered	916,593
		1,438,885
United Kingdom – 15.30%
147,402	Barclays Plc	377,485
204,270	BP Plc	829,736
54,464	GlaxoSmithKline Plc	964,167
38,224	Imperial Brands Plc	783,627
177,095	J Sainsbury Plc	592,204
154,830	Kingfisher Plc(a)	678,626
10,818	Royal Dutch Shell Plc – ADR – Class B	398,427
145,629	Tesco Plc	459,784
145,089	Wm Morrison Supermarkets Plc	364,909
62,874	WPP Plc	801,234
		6,250,199
United States – 45.18%
1,746	Amdocs Ltd.	122,482
13,200	American International Group, Inc.	609,972
30,151	Bank of America Corp.	1,166,542
13,678	Bank of New York Mellon Corp.	646,833
12,049	Cardinal Health, Inc.	731,977
24,036	Change Healthcare, Inc.(a)	531,196
2,910	Cigna Corp.	703,463
17,550	Citigroup, Inc.	1,276,762
12,480	Comcast Corp. – Class A	675,293
11,340	Corteva, Inc.	528,671
8,496	CVS Health Corp.	639,154
5,508	Emerson Electric Co.	496,932
2,127	FedEx Corp.	604,153
2,939	General Dynamics Corp.	533,605
19,290	Halliburton Co.	413,963
3,338	HCA Healthcare, Inc.	628,679
4,558	Ingredion, Inc.	409,855

The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Global Equity Fund
SCHEDULE OF INVESTMENTS — March 31, 2021 (Unaudited) (continued)

Shares		Value
3,040	JPMorgan Chase & Co.	$ 462,779
2,198	Laboratory Corp. of America Holdings(a)	560,556
4,165	McKesson Corp.	812,342
10,954	Merck & Co., Inc.	844,444
3,846	Mohawk Industries, Inc.(a)	739,624
20,899	Old Republic International Corp.	456,434
8,335	OneMain Holdings, Inc.	447,756
19,831	Pfizer, Inc.	718,477
1,185	PNC Financial Services Group, Inc.	207,861
7,368	State Street Corp.	618,986
9,436	Textron, Inc.	529,171
Shares		Value
7,627	Truist Financial Corp.	$ 444,807
22,993	Wells Fargo & Co.	898,336
		18,461,105
TOTAL COMMON STOCKS (Cost $31,532,279)		$39,950,535
PREFERRED STOCKS – 0.49%
South Korea – 0.49%
3,072	Samsung Electronics Co. Ltd., 1.864%(b)	$ 198,968
TOTAL PREFERRED STOCKS (Cost $90,995)		$ 198,968

	Shares	Value
SHORT-TERM INVESTMENTS – 2.54%
Money Market Funds — 2.54%
Northern Institutional Funds - Treasury Portfolio (Premier), 0.01%(c)	1,039,632	$ 1,039,632
TOTAL SHORT-TERM INVESTMENTS (Cost $1,039,632)		$ 1,039,632
Total Investments (Cost $32,662,906) – 100.80%		$41,189,135
Liabilities in Excess of Other Assets – (0.80)%		(328,497)
TOTAL NET ASSETS – 100.00%		$40,860,638

Percentages are stated as a percent of net assets.
ADR American Depositary Receipt

(a)	Non-income producing security.
(b)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(c)	The rate shown is the annualized seven day yield as of March 31, 2021.
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Global Equity Fund
SCHEDULE OF INVESTMENTS BY INDUSTRY — March 31, 2021

COMMON STOCKS
Aerospace & Defense	3.87%
Air Freight & Logistics	1.48%
Auto Components	1.46%
Automobiles	2.98%
Banks	13.78%
Beverages	0.94%
Capital Markets	6.61%
Chemicals	1.29%
Construction Materials	3.53%
Consumer Finance	1.10%
Electrical Equipment	2.36%
Energy Equipment & Services	1.01%
Equity Real Estate Investment Trusts	1.72%
Food & Staples Retailing	4.42%
Food Products	1.00%
Health Care Providers & Services	9.97%
Health Care Technology	1.30%
Hotels, Restaurants & Leisure	1.56%
Household Durables	1.81%
Insurance	2.61%
Internet & Direct Marketing Retail	1.96%
IT Services	0.30%
Media	5.87%
Multi-Utilities	1.96%
Oil, Gas & Consumable Fuels	7.57%
Pharmaceuticals	9.09%
Specialty Retail	1.66%
Technology Hardware, Storage & Peripherals	1.79%
Tobacco	2.77%
TOTAL COMMON STOCKS	97.77%
PREFERRED STOCKS
Technology Hardware, Storage & Peripherals	0.49%
TOTAL PREFERRED STOCKS	0.49%
SHORT-TERM INVESTMENTS	2.54%
TOTAL INVESTMENTS	100.80%
Liabilities in Excess of Other Assets	(0.80)%
TOTAL NET ASSETS	100.00%
The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC or were otherwise determined by the Advisor to be appropriate. This information is unaudited.
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Emerging Markets Value Fund
SCHEDULE OF INVESTMENTS — March 31, 2021 (Unaudited)

Shares		Value
COMMON STOCKS – 95.50%
Argentina – 1.44%
1,176,931	Adecoagro SA(a)	$ 9,250,677
2,415,979	YPF SA Sponsored – ADR(a)	9,929,674
		19,180,351
Brazil – 6.45%
6,258,400	Cogna Educacao(a)	4,425,294
3,339,780	Embraer SA Sponsored – ADR(a)	33,431,198
1,548,600	Sendas Distribuidora SA(a)	20,315,462
1,125,300	Telefonica Brasil SA	8,842,621
630,648	Telefonica Brasil SA – ADR	4,963,200
6,051,000	TIM SA(a)	13,620,703
		85,598,478
Chile – 2.15%
2,336,679	Empresa Nacional de Telecomunicaciones SA	14,669,753
102,629,673	Enel Chile SA	7,988,884
1,509,388	Enel Chile SA Sponsored – ADR	5,916,801
		28,575,438
China – 21.55%
2,320,000	Alibaba Group Holding Ltd.(a)	65,917,292
10,745,000	China Education Group Holdings Ltd.	19,170,956
25,636,136	China Railway Signal & Communication Corp. Ltd. – Class H(b)	10,527,172
5,259,728	China South Publishing & Media Group Co. Ltd. – Class A	8,419,324
2,074,000	Galaxy Entertainment Group Ltd.(a)	18,749,659
Shares		Value
21,333,500	Genertec Universal Medical Group Co. Ltd.(b)	$ 17,530,769
2,128,614	Gree Electric Appliances, Inc. of Zhuhai – Class A	20,392,603
33,944,000	PetroChina Co. Ltd. – Class H	12,306,744
2,035,500	Ping An Insurance Group Co. of China Ltd. – Class H	24,347,341
11,240,200	Shanghai Pharmaceuticals Holding Co. Ltd. – Class H	22,093,355
10,868,000	TravelSky Technology Ltd. – Class H	25,496,246
10,355,400	Wynn Macau Ltd.(a)	20,146,717
724,569	ZTO Express Cayman, Inc. – ADR	21,121,186
		286,219,364
Czech Republic – 0.46%
521,469	O2 Czech Republic AS	6,068,402
Greece – 0.54%
444,037	Hellenic Telecommunications Organization SA	7,124,716
Hong Kong – 4.24%
1,754,400	AIA Group Ltd.	21,468,190
28,461,920	First Pacific Co. Ltd.	9,410,127
10,597,500	Lifestyle International Holdings Ltd.(a)	9,258,256
5,860,000	Luk Fook Holdings International Ltd.	16,163,110
		56,299,683
India – 6.49%
1,087,855	HDFC Bank Ltd.(a)	22,268,112
4,433,431	Indus Towers Ltd.	14,905,659

The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Emerging Markets Value Fund
SCHEDULE OF INVESTMENTS — March 31, 2021 (Unaudited) (continued)

Shares		Value
7,535,312	Power Grid Corp. of India Ltd.	$ 22,269,465
9,582,906	Zee Entertainment Enterprises Ltd.	26,752,801
		86,196,037
Indonesia – 4.54%
61,066,800	Bank Rakyat Indonesia Persero Tbk PT(a)	18,526,709
6,759,412	Gudang Garam Tbk PT(a)	16,855,630
23,202,900	Indofood Sukses Makmur Tbk PT	10,568,231
99,025,715	XL Axiata Tbk PT	14,286,836
		60,237,406
Malaysia – 1.92%
21,002,200	Genting Berhad	25,496,790
Mexico – 9.71%
31,044,840	America Movil SAB de CV	21,203,355
4,321,770	Cemex SAB de CV Sponsored – ADR(a)	30,122,737
30,944,403	Fibra Uno Administracion SA de CV	36,168,291
191,371	Fomento Economico Mexicano SAB de CV – ADR	14,415,978
4,099,700	Macquarie Mexico Real Estate Management SA de CV(b)	5,112,716
14,553,184	PLA Administradora Industrial S de RL de CV	21,687,907
512,122	Urbi Desarrollos Urbanos SAB de CV(a)	205,455
		128,916,439
Shares		Value
Panama – 2.07%
644,836	Banco Latinoamericano de Comercio Exterior SA – Class E	$ 9,756,369
219,291	Copa Holdings SA – Class A(a)	17,716,520
		27,472,889
Philippines – 1.44%
11,369,764	Bank of the Philippine Islands	19,125,516
Russia – 6.09%
175,358	Lukoil PJSC Sponsored – ADR	14,209,767
4,751,561	Mobile TeleSystems PJSC	19,864,680
8,476,466	Sberbank of Russia PJSC	32,540,392
1,571,174	Sistema PJSFC Sponsored – GDR	14,203,103
		80,817,942
South Africa – 1.13%
1,760,684	Absa Group Ltd.	15,041,007
South Korea – 11.47%
468,867	KT&G Corp.	33,775,605
158,079	POSCO	44,792,670
115,629	S-1 Corp.	8,347,152
610,691	Samsung Electronics Co. Ltd.	44,180,210
636,890	Shinhan Financial Group Co. Ltd.	21,152,412
		152,248,049
Spain – 0.79%
11,548,879	Prosegur Cash SA(b)	10,544,879
Taiwan – 8.05%
256,000	Largan Precision Co. Ltd.	28,953,753
2,263,000	Taiwan Semiconductor Manufacturng Co. Ltd.	47,656,996
1,022,000	Wiwynn Corp.	30,297,112
		106,907,861

The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Emerging Markets Value Fund
SCHEDULE OF INVESTMENTS — March 31, 2021 (Unaudited) (continued)

Shares		Value
Thailand – 3.93%
1,578,500	Bangkok Bank PCL – Class F	$ 6,375,479
1,578,500	Bangkok Bank PCL – NVDR	6,381,591
88,047,881	Jasmine Broadband Internet Infrastructure Fund – Class F	27,060,343
3,474,400	Siam Commercial Bank PCL – Class F	12,412,000
		52,229,413
United Kingdom – 1.04%
10,376,419	Vivo Energy Plc(b)	13,875,785
TOTAL COMMON STOCKS (Cost $1,345,553,466)		$1,268,176,445
PREFERRED STOCKS – 3.02%
Brazil – 1.59%
4,920,700	Petroleo Brasileiro SA, 3.276%(c)	$ 21,068,794
Shares		Value
Russia – 1.43%
205,610	Surgutneftegas PJSC Sponsored – ADR, 2.398%(c)	$ 1,143,500
32,081,832	Surgutneftegas PJSC, 2.310%(c)	17,820,883
18,964,383
TOTAL PREFERRED STOCKS (Cost $41,816,635)		$ 40,033,177
PARTICIPATORY NOTES – 0.39%
China – 0.39%
3,247,557	China South Publishing & Media Group Co. Ltd.(d)	$ 5,189,166
TOTAL PARTICIPATORY NOTES (Cost $5,613,680)		$ 5,189,166

	Shares	Value
SHORT-TERM INVESTMENTS – 0.91%
Money Market Funds — 0.91%
Northern Institutional Funds - Treasury Portfolio (Premier), 0.01%(e)	12,063,445	$ 12,063,445
TOTAL SHORT-TERM INVESTMENTS (Cost $12,063,445)		$ 12,063,445
Total Investments (Cost $1,405,047,226) – 99.82%		$1,325,462,233
Other Assets in Excess of Liabilities – 0.18%		2,441,811
TOTAL NET ASSETS – 100.00%		$1,327,904,044

Percentages are stated as a percent of net assets.
ADR American Depositary Receipt
GDR Global Depositary Receipt
NVDR Non-Voting Depositary Receipt

(a)	Non-income producing security.
(b)	Acquired in a transaction exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $57,591,321 which represented 4.34% of the net assets of the Fund.
(c)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(d)	Represents the underlying security of a participatory note with HSBC Bank Plc. China South Publishing & Media Group Co. Ltd. has a maturity date of November 23, 2021.
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Emerging Markets Value Fund
SCHEDULE OF INVESTMENTS — March 31, 2021 (Unaudited) (continued)

(e)	The rate shown is the annualized seven day yield as of March 31, 2021.
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Emerging Markets Value Fund
SCHEDULE OF INVESTMENTS BY INDUSTRY — March 31, 2021

COMMON STOCKS
Aerospace & Defense	2.52%
Air Freight & Logistics	1.59%
Airlines	1.33%
Banks	11.57%
Beverages	1.09%
Commercial Services & Supplies	1.42%
Construction Materials	2.27%
Diversified Consumer Services	1.77%
Diversified Financial Services	1.45%
Diversified Telecommunication Services	3.16%
Electric Utilities	2.73%
Electronic Equipment, Instruments & Components	2.97%
Equity Real Estate Investment Trusts	4.73%
Food & Staples Retailing	1.53%
Food Products	1.49%
Health Care Providers & Services	2.98%
Hotels, Restaurants & Leisure	4.85%
Household Durables	1.56%
Insurance	3.44%
Internet & Direct Marketing Retail	4.96%
IT Services	1.92%
Media	2.65%
Metals & Mining	3.37%
Multiline Retail	0.70%
Oil, Gas & Consumable Fuels	2.75%
Semiconductors & Semiconductor Equipment	3.59%
Specialty Retail	2.26%
Technology Hardware, Storage & Peripherals	5.61%
Tobacco	3.82%
Wireless Telecommunication Services	9.42%
TOTAL COMMON STOCKS	95.50%
PREFERRED STOCKS
Oil, Gas & Consumable Fuels	3.02%
TOTAL PREFERRED STOCKS	3.02%
PARTICIPATORY NOTES
Media	0.39%
TOTAL PARTICIPATORY NOTES	0.39%
SHORT-TERM INVESTMENTS	0.91%
TOTAL INVESTMENTS	99.82%
Other Assets in Excess of Liabilities	0.18%
TOTAL NET ASSETS	100.00%
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Emerging Markets Value Fund
SCHEDULE OF INVESTMENTS BY INDUSTRY — March 31, 2021 (continued)

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC or were otherwise determined by the Advisor to be appropriate. This information is unaudited.
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes International Small Cap Equity Fund
SCHEDULE OF INVESTMENTS — March 31, 2021 (Unaudited)

Shares		Value
COMMON STOCKS – 96.75%
Austria – 0.93%
243,798	Addiko Bank AG(a)	$ 3,630,954
Brazil – 4.32%
6,739,240	Embraer SA(a)	16,774,316
Canada – 6.83%
438,723	Cameco Corp.	7,287,189
265,929	Corby Spirit and Wine Ltd.	3,717,970
533,960	Dorel Industries, Inc. – Class B(a)	5,391,862
5,781	E-L Financial Corp. Ltd.	4,255,132
395,438	Sierra Wireless, Inc.(a)	5,840,619
		26,492,772
China – 1.85%
12,512,900	Boyaa Interactive International Ltd.(a)	917,451
241,205	China Yuchai International Ltd.	3,733,853
9,469,000	Weiqiao Textile Co. – Class H	2,521,299
		7,172,603
France – 6.31%
636,642	Elior Group SA(b)	4,717,821
72,977	Savencia SA(a)	6,230,233
148,323	Societe BIC SA	8,682,074
99,979	Vicat SA	4,851,883
		24,482,011
Germany – 1.01%
51,795	Draegerwerk AG & Co. KGaA	3,928,052
Greece – 0.62%
236,992	Sarantis SA	2,406,792
Hong Kong – 5.06%
4,180,050	APT Satellite Holdings Ltd.	1,272,131
2,059,500	Dickson Concepts International Ltd.	1,099,939
70,600,000	Emperor Watch & Jewellery Ltd.(a)	1,282,501
Shares		Value
20,663,000	First Pacific Co. Ltd.	$ 6,831,635
8,440,000	PAX Global Technology Ltd.	9,134,925
		19,621,131
Hungary – 2.18%
6,434,230	Magyar Telekom Telecommunications Plc	8,475,851
Ireland – 6.56%
3,839,514	AIB Group Plc(a)	10,072,857
517,024	Avadel Pharmaceuticals Plc – ADR(a)	4,673,897
2,772,645	C&C Group Plc(a)	10,716,501
		25,463,255
Israel – 0.93%
48,896	Taro Pharmaceutical Industries Ltd.(a)	3,606,080
Italy – 4.11%
160,158	Buzzi Unicem SpA	4,160,105
722,111	Credito Emiliano SpA(a)	4,214,873
357,331	Danieli & C Officine Meccaniche SpA	5,472,689
1,985,069	Safilo Group SpA(a)	2,119,544
		15,967,211
Japan – 16.03%
1,211,500	Concordia Financial Group Ltd.	4,913,930
384,800	Fuji Media Holdings, Inc.	4,717,388
160,500	Futaba Corp.	1,412,809
1,579,800	Hachijuni Bank Ltd.	5,752,700
1,252,200	Hyakugo Bank Ltd.	3,778,296
295,600	Japan Petroleum Exploration Co. Ltd.	5,495,932
271,800	Kissei Pharmaceutical Co. Ltd.	6,025,622
1,144,744	Komori Corp.	7,765,989
529,200	Kyushu Financial Group, Inc.	2,272,059
166,400	Mitsubishi Shokuhin Co. Ltd.	4,659,856
147,400	Nichiban Co. Ltd.	2,550,190

The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes International Small Cap Equity Fund
SCHEDULE OF INVESTMENTS — March 31, 2021 (Unaudited) (continued)

Shares		Value
88,800	Nippon Seiki Co. Ltd.	$ 1,032,538
85,700	Oita Bank Ltd.	1,669,762
106,600	Sankyo Co. Ltd.	2,827,016
247,800	Tachi-S Co. Ltd.	2,692,399
290,000	TSI Holdings Co. Ltd.(a)	842,526
170,600	Yodogawa Steel Works Ltd.	3,786,760
		62,195,772
Malaysia – 1.22%
3,902,000	Genting Berhad	4,737,050
Mexico – 6.75%
475,905	Cemex SAB de CV Sponsored – ADR(a)	3,317,058
27,839,278	Consorcio ARA SAB de CV(a)	6,115,529
279,501,983	Desarrolladora Homex SAB de CV(a),(c)	423,913
10,894,848	Fibra Uno Administracion SA de CV	12,734,065
2,642,515	Macquarie Mexico Real Estate Management SA de CV(b)	3,295,467
806,929	Urbi Desarrollos Urbanos SAB de CV(a),(c)	323,727
		26,209,759
Panama – 1.49%
382,470	Banco Latinoamericano de Comercio Exterior SA – Class E	5,786,771
Philippines – 0.59%
1,581,332	First Philippines Holdings Corp.	2,274,056
Slovenia – 1.61%
474,148	Nova Ljubljanska Banka – GDR(a),(b)	5,838,350
33,305	Nova Ljubljanska Banka dd Registered – GDR(a)	410,096
		6,248,446
Shares		Value
South Korea – 5.38%
95,834	Binggrae Co. Ltd.	$ 5,076,584
43,488	Lotte Chilsung Beverage Co. Ltd.	5,255,993
35,424	Lotte Confectionery Co. Ltd.	4,170,050
10,751	Namyang Dairy Products Co. Ltd.	2,878,967
50,208	Samchully Co. Ltd.	3,483,962
		20,865,556
Spain – 5.47%
1,402,369	Atresmedia Corp de Medios de Comunicacion SA(a)	5,785,321
716,097	Bankinter SA	4,983,337
1,234,863	CaixaBank SA	3,833,987
1,106,026	Lar Espana Real Estate Socimi SA	6,614,887
		21,217,532
United Kingdom – 17.50%
1,455,270	Balfour Beatty Plc(a)	5,921,890
2,501,936	De La Rue Plc(a)	7,126,041
3,567,587	J Sainsbury Plc	11,929,974
1,275,544	LSL Property Services Plc(a)	5,363,319
2,305,844	Marks & Spencer Group Plc(a)	4,792,878
14,349,096	Mitie Group Plc(a)	12,442,668
2,963,874	Premier Foods Plc(a)	3,889,869
4,728,021	Wm Morrison Supermarkets Plc	11,891,310
1,214,542	Yellow Cake Plc(a),(b)	4,562,525
		67,920,474
TOTAL COMMON STOCKS (Cost $364,332,304)		$375,476,444
PREFERRED STOCKS – 1.58%
Germany – 1.58%
76,013	Draegerwerk AG & Co. KGaA, 0.28%(d)	$ 6,115,035
TOTAL PREFERRED STOCKS (Cost $4,889,447)		$ 6,115,035

The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes International Small Cap Equity Fund
SCHEDULE OF INVESTMENTS — March 31, 2021 (Unaudited) (continued)

	Shares	Value
SHORT-TERM INVESTMENTS – 2.05%
Money Market Funds — 2.05%
Northern Institutional Funds - Treasury Portfolio (Premier), 0.01%(e)	7,968,459	$ 7,968,459
TOTAL SHORT-TERM INVESTMENTS (Cost $7,968,459)		$ 7,968,459
Total Investments (Cost $377,190,210) – 100.38%		$389,559,938
Liabilities in Excess of Other Assets – (0.38)%		(1,468,765)
TOTAL NET ASSETS – 100.00%		$388,091,173

Percentages are stated as a percent of net assets.
ADR American Depositary Receipt
GDR Global Depositary Receipt

(a)	Non-income producing security.
(b)	Acquired in a transaction exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $18,414,163 which represented 4.75% of the net assets of the Fund.
(c)	Affiliated issuer. See Note 3 in the Notes to Financial Statements.
(d)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(e)	The rate shown is the annualized seven day yield as of March 31, 2021.
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes International Small Cap Equity Fund
SCHEDULE OF INVESTMENTS BY INDUSTRY — March 31, 2021

COMMON STOCKS
Aerospace & Defense	4.32%
Auto Components	0.96%
Banks	13.22%
Beverages	5.07%
Commercial Services & Supplies	7.95%
Communications Equipment	1.50%
Construction & Engineering	1.53%
Construction Materials	3.17%
Diversified Financial Services	3.25%
Diversified Telecommunication Services	2.51%
Electric Utilities	0.59%
Electrical Equipment	0.36%
Electronic Equipment, Instruments & Components	2.36%
Entertainment	0.24%
Equity Real Estate Investment Trusts	5.84%
Food & Staples Retailing	7.33%
Food Products	5.73%
Gas Utilities	0.90%
Health Care Equipment & Supplies	1.01%
Hotels, Restaurants & Leisure	2.44%
Household Durables	3.16%
Insurance	1.10%
Leisure Products	0.73%
Machinery	4.37%
Media	2.71%
Metals & Mining	0.98%
Multiline Retail	1.23%
Oil, Gas & Consumable Fuels	3.30%
Personal Products	0.62%
Pharmaceuticals	3.68%
Real Estate Management & Development	1.38%
Specialty Retail	0.61%
Textiles, Apparel & Luxury Goods	1.42%
Trading Companies & Distributors	1.18%
TOTAL COMMON STOCKS	96.75%
PREFERRED STOCKS
Health Care Equipment & Supplies	1.58%
TOTAL PREFERRED STOCKS	1.58%
SHORT-TERM INVESTMENTS	2.05%
TOTAL INVESTMENTS	100.38%
Liabilities in Excess of Other Assets	(0.38)%
TOTAL NET ASSETS	100.00%
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes International Small Cap Equity Fund
SCHEDULE OF INVESTMENTS BY INDUSTRY — March 31, 2021 (continued)

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC or were otherwise determined by the Advisor to be appropriate. This information is unaudited.
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Small Cap Value Fund
SCHEDULE OF INVESTMENTS — March 31, 2021 (Unaudited)

Shares		Value
COMMON STOCKS – 87.23%
Aerospace & Defense – 9.26%
6,121	Embraer SA Sponsored – ADR(a)	$ 61,271
555	National Presto Industries, Inc.	56,649
4,945	Park Aerospace Corp.	65,373
481	Textron, Inc.	26,974
		210,267
Automobiles – 0.49%
277	Harley-Davidson, Inc.	11,108
Banks – 2.64%
551	ACNB Corp.	16,144
445	Eagle Bancorp Montana, Inc.	10,823
931	National Bankshares, Inc.	33,060
		60,027
Biotechnology – 6.23%
1,625	Eagle Pharmaceuticals, Inc.(a)	67,827
11,508	PDL BioPharma, Inc.(a),(b)	28,425
270	United Therapeutics Corp.(a)	45,163
		141,415
Communications Equipment – 5.19%
1,754	NETGEAR, Inc.(a)	72,089
3,101	Sierra Wireless, Inc.(a)	45,802
		117,891
Construction & Engineering – 2.06%
7,693	Orion Group Holdings, Inc.(a)	46,697
Electric Utilities – 1.14%
385	ALLETE, Inc.	25,868
Electronic Equipment, Instruments & Components – 2.52%
1,817	Arlo Technologies, Inc.(a)	11,411
1,105	Avnet, Inc.	45,868
		57,279
Energy Equipment & Services – 4.67%
1,373	Dril-Quip, Inc.(a)	45,625
755	Halliburton Co.	16,202
1,638	Helmerich & Payne, Inc.	44,161
		105,988
Shares		Value
Equity Real Estate Investment Trusts – 2.90%
2,369	Equity Commonwealth	$ 65,858
Food & Staples Retailing – 1.40%
516	Ingles Markets, Inc. – Class A	31,811
Food Products – 1.84%
556	Cal-Maine Foods, Inc.(a)	21,362
131	Sanderson Farms, Inc.	20,407
		41,769
Health Care Equipment & Supplies – 3.95%
1,295	Invacare Corp.	10,386
1,477	LENSAR, Inc.(a)	10,723
531	Utah Medical Products, Inc.	45,984
1,102	Varex Imaging Corp.(a)	22,580
		89,673
Health Care Providers & Services – 2.82%
1,354	MEDNAX, Inc.(a)	34,486
1,130	Triple–S Management Corp. – Class B(a)	29,414
		63,900
Health Care Technology – 0.54%
550	Change Healthcare, Inc.(a)	12,155
Household Durables – 2.38%
2,419	Dorel Industries, Inc. – Class B(a)	24,427
962	Taylor Morrison Home Corp.(a)	29,639
		54,066
Insurance – 8.62%
562	American National Group, Inc.	60,623
3,671	Crawford & Co. – Class A	39,096
215	National Western Life Group, Inc. – Class A	53,535
1,938	Old Republic International Corp.	42,326
		195,580
Machinery – 5.45%
3,996	Graham Corp.	56,903
1,029	Hurco Companies, Inc.	36,323
1,703	L.B. Foster Co. – Class A(a)	30,484
		123,710

The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Small Cap Value Fund
SCHEDULE OF INVESTMENTS — March 31, 2021 (Unaudited) (continued)

Shares		Value
Media – 1.20%
904	Scholastic Corp.	$ 27,219
Multi-Utilities – 1.01%
482	Avista Corp.	23,016
Oil, Gas & Consumable Fuels – 4.72%
1,433	Chesapeake Energy Corp.(a)	62,178
1,274	World Fuel Services Corp.	44,845
		107,023
Personal Products – 4.28%
2,452	Edgewell Personal Care Co.	97,099
Pharmaceuticals – 6.06%
3,020	Avadel Pharmaceuticals Plc – ADR(a)	27,301
2,095	Phibro Animal Health Corp. – Class A	51,118
1,344	Prestige Consumer Healthcare, Inc.(a)	59,243
		137,662
Professional Services – 2.95%
993	Kelly Services, Inc. – Class A(a)	22,114
3,312	Resources Connection, Inc.	44,845
		66,959
Shares		Value
Textiles, Apparel & Luxury Goods – 1.19%
950	Movado Group, Inc.	$ 27,028
Thrifts & Mortgage Finance – 0.93%
799	Territorial Bancorp, Inc.	21,142
Trading Companies & Distributors – 0.79%
3,414	Houston Wire & Cable Co.(a)	17,821
TOTAL COMMON STOCKS (Cost $1,725,518)		$1,980,031
WARRANTS – 1.15%
Oil, Gas & Consumable Fuels – 1.15%
615	Chesapeake Energy Corp., Exp. 2/9/2026, Strike $27.63(a)	$ 12,681
683	Chesapeake Energy Corp., Exp. 2/9/2026, Strike $32.13(a)	13,483
		26,164
TOTAL WARRANTS (Cost $12,994)		$ 26,164

	Principal Amount	Value
CORPORATE BONDS – 1.18%
Food & Staples Retailing – 0.58%
Ingles Markets, Inc. 5.750%, 6/15/2023	$ 13,000	$ 13,097
Multi-Utilities – 0.60%
Avista Corp. 5.125%, 4/1/2022	13,000	13,595
TOTAL CORPORATE BONDS (Cost $26,820)		$ 26,692

The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Small Cap Value Fund
SCHEDULE OF INVESTMENTS — March 31, 2021 (Unaudited) (continued)

	Shares	Value
SHORT-TERM INVESTMENTS – 11.16%
Northern Institutional Funds - Treasury Portfolio (Premier), 0.010%, (c)	253,314	$ 253,314
TOTAL SHORT-TERM INVESTMENTS (Cost $253,314)		$ 253,314
Total Investments (Cost $2,018,646) – 100.72%		$ 2,286,201
Liabilities in Excess of Other Assets – (0.72)%		(16,339)
TOTAL NET ASSETS – 100.00%		$ 2,269,862

Percentages are stated as a percent of net assets.
ADR American Depositary Receipt

(a)	Non-income producing security.
(b)	The price for this security was derived from an estimate of fair market value using methods approved by the Fund’s Board of Trustees. This security represents $28,425 or 1.25% of the Fund’s net assets and is classified as a Level 3 security. See Note 2 in the Notes to Financial Statements.
(c)	The rate shown is the annualized seven day yield as of March 31, 2021.
The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC or were otherwise determined by the Advisor to be appropriate. This information is unaudited.
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Small Cap Value Fund
SCHEDULE OF INVESTMENTS BY COUNTRY — March 31, 2021

COMMON STOCKS
Brazil	2.70%
Canada	3.10%
Ireland	1.20%
United States	80.23%
TOTAL COMMON STOCKS	87.23%
CORPORATE BONDS
United States	1.18%
TOTAL CORPORATE BONDS	1.18%
WARRANTS
United States	1.15%
TOTAL WARRANTS	1.15%
SHORT-TERM INVESTMENTS	11.16%
TOTAL INVESTMENTS	100.72%
Liabilities in Excess of Other Assets	(0.72)%
TOTAL NET ASSETS	100.00%
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Core Plus Fixed Income Fund
SCHEDULE OF INVESTMENTS — March 31, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS – 0.00%
Household Durables – 0.00%
Urbi Desarrollos Urbanos SAB de CV (a)	1,564	$ 627
TOTAL COMMON STOCKS (Cost $292,050)		$ 627

	Principal Amount	Value
FEDERAL AND FEDERALLY SPONSORED CREDITS – 7.79%
Federal Home Loan Mortgage Corporation – 2.58%
Pool A9-3505 4.500%, 8/1/2040	64,970	$ 72,903
Pool G0-6018 6.500%, 4/1/2039	18,031	20,809
Pool G1-8578 3.000%, 12/1/2030	884,333	935,478
Pool SD-8001 3.500%, 7/1/2049	395,544	417,263
Pool SD-8003 4.000%, 7/1/2049	470,640	504,678
		1,951,131
Federal National Mortgage Association – 5.21%
Pool 934124 5.500%, 7/1/2038	38,505	44,908
Pool AL9865 3.000%, 2/1/2047	1,032,811	1,084,484
Pool AS6201 3.500%, 11/1/2045	398,220	427,533
Pool BJ2553 3.500%, 12/1/2047	332,507	352,949
Pool BN6683 3.500%, 6/1/2049	738,589	779,636
Pool CA1624 3.000%, 4/1/2033	663,713	705,725
Pool MA0918 4.000%, 12/1/2041	152,719	169,069
Pool MA3687 4.000%, 6/1/2049	343,798	368,616
		3,932,920
TOTAL FEDERAL AND FEDERALLY SPONSORED CREDITS (Cost $5,573,174)		$ 5,884,051
OTHER MORTGAGE RELATED SECURITIES – 0.00%
Collateralized Mortgage Obligations – 0.00%
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR14 3.080%, 10/25/2036(b)	606	$ 580
TOTAL OTHER MORTGAGE RELATED SECURITIES (Cost $597)		$ 580
US GOVERNMENTS – 49.43%
Sovereign – 49.43%
United States Treasury Note
2.375%, 8/15/2024	6,360,000	$ 6,766,941
2.250%, 2/15/2027	10,075,000	10,695,636
2.375%, 5/15/2029	9,900,000	10,512,562

United States Treasury Bond
4.750%, 2/15/2037	5,775,000	7,886,484
3.500%, 2/15/2039	1,250,000	1,495,752
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Core Plus Fixed Income Fund
SCHEDULE OF INVESTMENTS — March 31, 2021 (Unaudited) (continued)

	Principal Amount	Value

TOTAL US GOVERNMENTS (Cost $36,157,313)		$ 37,357,375
CORPORATE BONDS – 39.02%
Automobiles – 1.52%
Ford Motor Credit Co. LLC
5.875%, 8/2/2021	410,000	$ 415,515
3.350%, 11/1/2022	370,000	377,474
3.375%, 11/13/2025	350,000	355,950

		1,148,939
Banks – 6.98%
Fifth Third Bancorp 8.250%, 3/1/2038	175,000	281,981
Goldman Sachs Group, Inc. 3.000%, 4/26/2022	780,000	781,220
JPMorgan Chase & Co. 3.682% (3M LIBOR + 3.470%), Perpetual(c)	1,317,000	1,314,695
USB Capital IX 3.500% (3M LIBOR + 1.020%, minimum of 3.500%), Perpetual(c)	1,830,000	1,756,800
Wells Fargo & Co. 2.100%, 7/26/2021	1,130,000	1,136,447
		5,271,143
Commercial Services & Supplies – 3.15%
Iron Mountain, Inc. 4.875%, 9/15/2027(d)	645,000	659,915
Prime Security Services Borrower LLC
5.750%, 4/15/2026(d)	715,000	771,646
6.250%, 1/15/2028(d)	915,000	952,506

		2,384,067
Consumer Products – 3.23%
Avon Products, Inc. 6.500%, 3/15/2023	1,625,000	1,730,625
Travel + Leisure Co. 3.900%, 3/1/2023	690,000	711,425
		2,442,050
Containers & Packaging – 0.58%
Sealed Air Corp. 4.000%, 12/1/2027(d)	430,000	440,213
Electric Utilities – 0.73%
Commonwealth Edison Co. 5.900%, 3/15/2036	175,000	232,719
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Core Plus Fixed Income Fund
SCHEDULE OF INVESTMENTS — March 31, 2021 (Unaudited) (continued)

	Principal Amount	Value
FirstEnergy Corp. 7.375%, 11/15/2031	240,000	$ 320,930
		553,649
Equipment – 0.03%
Continental Airlines Pass Through Trust Series 2007-1 5.983%, 4/19/2022	20,751	21,181
Food, Beverage & Tobacco – 2.25%
Pilgrim's Pride Corp.
5.750%, 3/15/2025(d)	835,000	852,201
5.875%, 9/30/2027(d)	210,000	225,057
4.250%, 4/15/2031(d)	625,000	622,644

		1,699,902
Health Care Facilities & Services – 1.78%
Tenet Healthcare Corp.
5.125%, 5/1/2025	270,000	273,793
4.875%, 1/1/2026(d)	1,030,000	1,070,541

		1,344,334
Homebuilders – 2.61%
PulteGroup, Inc. 5.500%, 3/1/2026	980,000	1,143,439
Toll Brothers Finance Corp. 4.875%, 11/15/2025	745,000	829,744
		1,973,183
Media – 0.93%
Charter Communications Operating LLC 4.908%, 7/23/2025	295,000	334,577
Netflix, Inc. 4.375%, 11/15/2026	330,000	368,692
		703,269
Oil, Gas & Consumable Fuels – 9.20%
BP Capital Markets Plc 3.506%, 3/17/2025	810,000	882,761
Chevron Corp. 2.100%, 5/16/2021	1,150,000	1,151,427
Continental Resources, Inc.
4.500%, 4/15/2023	355,000	367,673
4.375%, 1/15/2028	215,000	227,051

Exxon Mobil Corp. 2.397%, 3/6/2022	945,000	960,413
Kinder Morgan, Inc. 4.300%, 6/1/2025	1,054,000	1,176,606
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Core Plus Fixed Income Fund
SCHEDULE OF INVESTMENTS — March 31, 2021 (Unaudited) (continued)

	Principal Amount	Value
Occidental Petroleum Corp.
1.644% (3M LIBOR + 1.450%), 8/15/2022(c)	365,000	$ 361,150
3.500%, 6/15/2025	555,000	549,450

Range Resources Corp. 5.000%, 3/15/2023	1,256,000	1,276,410
		6,952,941
Technology – 3.10%
Microsoft Corp. 2.400%, 2/6/2022	1,000,000	1,016,470
VMware, Inc.
4.500%, 5/15/2025	215,000	239,712
3.900%, 8/21/2027	995,000	1,085,782

		2,341,964
Telecommunications – 2.93%
AT&T, Inc. 3.000%, 6/30/2022	1,630,000	1,675,310
Telecom Italia Capital SA 6.375%, 11/15/2033	185,000	219,225
T-Mobile USA, Inc. 4.750%, 2/1/2028	300,000	320,595
		2,215,130
TOTAL CORPORATE BONDS (Cost $27,975,898)		$ 29,491,965
ASSET BACKED SECURITIES – 1.89%
Student Loan – 1.89%
SLM Private Credit Student Loan Trust Series 2007-A, 0.424%, (3M LIBOR + 0.240%), 12/16/2041(c)	226,890	$ 220,924
SLM Private Credit Student Loan Trust Series 2004-B, 0.614%, (3M LIBOR + 0.430%), 9/15/2033(c)	300,000	291,750
SLM Private Credit Student Loan Trust Series 2005-A, 0.494%, (3M LIBOR + 0.310%), 12/15/2038(c)	358,636	353,385
SLM Private Credit Student Loan Trust Series 2006-A, 0.474%, (3M LIBOR + 0.290%), 6/15/2039(c)	571,808	558,648
TOTAL ASSET BACKED SECURITIES (Cost $1,345,778)		$ 1,424,707

	Shares	Value
WARRANTS – 0.12%
Oil, Gas & Consumable Fuels – 0.12%
Chesapeake Energy Corp., Exp. 02/09/2026, Strike $27.63 (a)	4,411	$ 90,955
TOTAL WARRANTS (Cost $20,554)		$ 90,955
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

Brandes Core Plus Fixed Income Fund
SCHEDULE OF INVESTMENTS — March 31, 2021 (Unaudited) (continued)

	Shares	Value
SHORT-TERM INVESTMENTS – 1.92%
Money Market Funds – 1.92%
Northern Institutional Funds - Treasury Portfolio (Premier), 0.01%(e)	1,453,280	$ 1,453,280
TOTAL SHORT-TERM INVESTMENTS (Cost $1,453,280)		$ 1,453,280
Total Investments (Cost $72,818,644) – 100.17%		$75,703,540
Liabilities in Excess of Other Assets – (0.17)%		(127,502)
Total Net Assets – 100.00%		$75,576,038

Percentages are stated as a percent of net assets.

LIBOR London Interbank Offered Rate

(a)	Non-income producing security.
(b)	Variable rate security. The coupon is based on an underlying pool of loans.
(c)	Variable rate security. The coupon is based on a reference index and spread index.
(d)	Acquired in a transaction exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $5,594,722 which represented 7.40% of the net assets of the Fund.
(e)	The rate shown is the annualized seven day yield as of March 31, 2021.
The industry classifications represented in the Schedule of Investments are in accordance with Bloomberg Industry Classification Standards (BICS) or were otherwise determined by the Advisor to be appropriate. This information is unaudited.
The accompanying notes to financial statements are an integral part of these Schedule of Investments.

(This Page Intentionally Left Blank)

Brandes Investment Trust
STATEMENTS OF ASSETS AND LIABILITIES — March 31, 2021 (Unaudited)

	Brandes International Equity Fund	Brandes Global Equity Fund
ASSETS
Investment in securities, at value(1)
Unaffiliated issuers	$ 619,738,745	$41,189,135
Affiliated issuers	—	—
Foreign Currency(1)	238,392	25,299
Receivables:
Securities sold	1,731,063	—
Fund shares sold	174,758	6,117
Dividends and interest	2,406,821	130,111
Tax reclaims	1,329,024	60,360
Securities lending	7,116	—
Due from Advisor	24,525	6,741
Receivable from service providers	33,650	1,696
Prepaid expenses and other assets	56,698	33,249
Total Assets	625,740,792	41,452,708
LIABILITIES
Payables:
Securities purchased	3,461,786	279,186
Fund shares redeemed	5,333,256	181,765
Due to Advisor	393,462	27,653
12b-1 Fee	11,797	735
Trustee Fees	18,141	1,213
Custodian Fee Payable	25,367	2,420
Foreign capital gains taxes	—	—
Dividends payable	191,891	2,373
Accrued expenses	372,557	96,725
Total Liabilities	9,808,257	592,070
NET ASSETS	$ 615,932,535	$40,860,638
COMPONENTS OF NET ASSETS
Paid in Capital	$ 719,714,733	$31,947,315
Total distributable earnings (loss)	(103,782,198)	8,913,323
Total Net Assets	$ 615,932,535	$40,860,638
Net asset value, offering price and redemption proceeds per share
Class A Shares
Net Assets	$ 27,209,611	$ 735,971
Shares outstanding (unlimited shares authorized without par value)	1,527,519	28,392
Offering and redemption price	$ 17.81	$ 25.92
Maximum offering price per share*	$ 18.90	$ 27.50
Class C Shares
Net Assets	$ 9,459,912	$ 913,133
Shares outstanding (unlimited shares authorized without par value)	541,136	35,526
Offering and redemption price	$ 17.48	$ 25.70
Class I Shares
Net Assets	$ 524,955,241	$39,211,534
Shares outstanding (unlimited shares authorized without par value)	29,331,189	1,499,465
Offering and redemption price	$ 17.90	$ 26.15
Class R6 Shares
Net Assets	$ 54,307,771	$ N/A
Shares outstanding (unlimited shares authorized without par value)	3,017,468	N/A
Offering and redemption price	$ 18.00	$ N/A
(1)Cost of:
Investments in securities
Unaffiliated issuers	$ 636,170,570	$32,662,906
Affiliated issuers	—	—
Foreign currency	238,392	25,299

*	Includes a sales load of 5.75% for the International, Global, Emerging Markets, International Small Cap, and Small Cap Value Funds and 3.75% for the Core Plus Fund. (see Note 7 of the Notes to Financial Statements)
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
STATEMENTS OF ASSETS AND LIABILITIES — March 31, 2021 (Unaudited) (continued)

Brandes Emerging Markets Value Fund	Brandes International Small Cap Equity Fund	Brandes Small Cap Value Fund	Brandes Core Plus Fixed Income Fund

$1,325,462,233	$ 388,812,298	$2,286,201	$75,703,540
—	747,640	—	—
313,641	141	—	—

1,452,544	8,552,546	4,908	—
1,965,375	21,567	4,001	98,671
4,963,095	1,182,714	1,769	553,514
119,255	481,976	—	—
—	—	—	—
4,737	694	8,683	21,183
67,922	16,936	24	3,773
88,241	51,352	32,447	36,328
1,334,437,043	399,867,864	2,338,033	76,417,009

856,024	56,132	28,479	618,712
1,359,703	10,995,979	471	69,247
1,081,215	319,599	1,222	22,596
54,390	17,226	48	249
41,141	12,240	44	2,649
78,312	22,183	1,862	2,175
2,377,946	—	—	—
—	816	1	3,730
684,268	352,516	36,044	121,613
6,532,999	11,776,691	68,171	840,971
$1,327,904,044	$ 388,091,173	$2,269,862	$75,576,038

$1,530,001,927	$ 550,003,148	$2,105,491	$74,423,702
(202,097,883)	(161,911,975)	164,371	1,152,336
$1,327,904,044	$ 388,091,173	$2,269,862	$75,576,038

$ 218,085,406	$ 65,637,925	$ 293,166	$ 1,099,604
24,575,515	5,111,682	23,629	118,583
$ 8.87	$ 12.84	$ 12.41	$ 9.27
$ 9.41	$ 13.62	$ 13.17	$ 9.63

$ 11,984,242	$ 5,241,744	$ N/A	$ N/A
1,361,222	423,361	N/A	N/A
$ 8.80	$ 12.38	$ N/A	$ N/A

$1,023,087,423	$ 304,107,406	$1,976,550	$74,476,334
114,568,565	23,573,790	158,068	7,963,897
$ 8.93	$ 12.90	$ 12.50	$ 9.35

$ 74,746,973	$ 13,104,098	$ 146	$ 100
8,324,530	1,013,038	12	10
$ 8.98	$ 12.94	$ 11.70	$ 9.36

$1,405,047,226	$ 346,307,336	$2,018,646	$72,818,644
—	30,882,874	—	—
313,641	142	—	—
$ —	$ —	$ —	$—
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
STATEMENTS OF OPERATIONS — For the Six Months Ended March 31, 2021 (Unaudited)

	Brandes International Equity Fund	Brandes Global Equity Fund
INVESTMENT INCOME
Income
Dividend income
Unaffiliated issuers	$ 9,336,978	$ 653,682
Non Cash Dividends	—	—
Less: Foreign taxes withheld	(562,722)	(24,263)
Interest income	—	11
Income from securities lending	85,087	1,258
Total Income	8,859,343	630,688
Expenses
Advisory fees (Note 3)	2,044,566	144,372
Custody fees	28,709	2,388
Administration fees (Note 3)	62,642	8,802
Insurance expense	10,072	601
Legal fees	21,911	1,446
Printing fees	21,464	2,135
Miscellaneous	37,145	4,906
Registration expense	35,759	25,143
Trustees fees	33,085	2,183
Transfer agent fees	57,657	3,817
12b-1 Fees – Class A	31,557	878
12b-1 Fees – Class C	32,353	3,076
Shareholder Service Fees – Class C	10,784	1,026
Sub-Transfer Agency Fees – Class I	114,400	8,643
Auditing fees	23,862	21,668
Total expenses	2,565,966	231,084
Expenses waived by Advisor	(165,818)	(43,939)
Expenses recouped	—	—
Expenses waived by Service Providers	(33,650)	(1,696)
Total net expenses	2,366,498	185,449
Net investment income	6,492,845	445,239
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Unaffiliated investments	(16,445,606)	1,029,057
Affiliated investments	—	—
Foreign currency transactions	43,671	(35)
Net realized gain (loss)	(16,401,935)	1,029,022
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments (net of increase in estimated foreign capital gains taxes of $2,377,946 for the Emerging Markets Fund)	160,999,356	9,737,958
Affiliated investments	—	—
Foreign currency transactions	(55,216)	(2,484)
Net change in unrealized appreciation (depreciation)	160,944,140	9,735,474
Net realized and unrealized gain (loss) on investments and foreign currency transactions	144,542,205	10,764,496
Net increase (decrease) in net assets resulting from operations	$151,035,050	$11,209,735
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
STATEMENTS OF OPERATIONS — For the Six Months Ended March 31, 2021 (Unaudited)
(continued)

Brandes Emerging Markets Value Fund	Brandes International Small Cap Equity Fund	Brandes Small Cap Value Fund	Brandes Core Plus Fixed Income Fund

$ 16,061,565	$ 3,490,168	$ 11,050	$ 45
—	—	3,038	—
(2,659,825)	(336,550)	—	—
—	—	171	1,051,044
—	9,639	—	—
13,401,740	3,163,257	14,259	1,051,089

5,855,843	1,755,521	4,127	143,982
92,716	24,577	1,303	1,649
135,361	44,072	5,110	13,689
21,222	6,050	—	1,446
49,840	14,958	87	3,444
53,449	15,132	1,306	6,382
86,985	31,127	2,438	7,852
50,410	30,274	19,074	22,864
75,243	22,595	68	5,186
130,376	39,086	125	8,704
254,991	69,608	96	1,601
45,646	18,612	—	—
15,215	6,204	—	—
236,746	74,238	275	20,249
22,311	21,888	19,853	21,364
7,126,354	2,173,942	53,862	258,412
(29,705)	(4,589)	(48,402)	(109,447)
66,402	14,808	—	—
(67,922)	(16,936)	(24)	(24,342)
7,095,129	2,167,225	5,436	124,623
6,306,611	996,032	8,823	926,466

12,073,598	7,433,093	74,941	2,018,377
—	(1,197)	—	—
(36,686)	(59,970)	(30)	—
12,036,912	7,371,926	74,911	2,018,377

256,486,444	111,409,639	297,496	(3,702,825)
—	(261,936)	—	—
(128,640)	(27,614)	—	—
256,357,804	111,120,089	297,496	(3,702,825)
268,394,716	118,492,015	372,407	(1,684,448)
$274,701,327	$119,488,047	$381,230	$ (757,982)
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
STATEMENT OF CHANGES IN NET ASSETS

	Brandes International Equity Fund		Brandes Global Equity Fund
	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$ 6,492,845	$ 11,973,556	$ 445,239	$ 582,146
Net realized gain (loss) on:
Investments	(16,445,606)	(61,359,277)	1,029,057	982,919
Foreign currency transactions	43,671	(151,301)	(35)	(7,480)
Net unrealized appreciation (depreciation) on:
Investments	160,999,356	(53,936,184)	9,737,958	(4,789,985)
Foreign currency transactions	(55,216)	130,348	(2,484)	4,758
Net increase (decrease) in net assets resulting from operations	151,035,050	(103,342,858)	11,209,735	(3,227,642)
DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders
Class A	(194,338)	(633,619)	(15,770)	(23,271)
Class C	(40,324)	(193,760)	(17,104)	(11,406)
Class I	(4,134,001)	(13,239,310)	(854,185)	(643,170)
Class R6	(453,270)	(1,236,134)	N/A	N/A
Decrease in net assets from distributions	(4,821,933)	(15,302,823)	(887,059)	(677,847)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	99,351,532	238,453,291	2,936,635	902,634
Net asset value of shares issued on reinvestment of distributions	4,576,160	14,391,141	879,300	670,579
Cost of shares redeemed	(113,401,077)	(358,370,424)	(3,484,346)	(3,533,160)
Net increase (decrease) in net assets from capital share transactions	(9,473,385)	(105,525,992)	331,589	(1,959,947)
Total increase (decrease) in net assets	136,739,732	(224,171,673)	10,654,265	(5,865,436)
NET ASSETS
Beginning of the Period	479,192,803	703,364,476	30,206,373	36,071,809
End of the Period	$ 615,932,535	$ 479,192,803	$40,860,638	$30,206,373
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
STATEMENT OF CHANGES IN NET ASSETS (continued)

	Brandes Emerging Markets Value Fund		Brandes International Small Cap Equity Fund
	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$ 6,306,611	$ 22,914,468	$ 996,032	$ 3,010,129
Net realized gain (loss) on:
Investments	12,073,598	(108,076,408)	7,431,896	(45,423,208)
Foreign currency transactions	(36,686)	(910,849)	(59,970)	44,369
Net unrealized appreciation (depreciation) on:
Investments	256,486,444	(154,143,873)	111,147,703	15,180,645
Foreign currency transactions	(128,640)	10,413	(27,614)	34,389
Net increase (decrease) in net assets resulting from operations	274,701,327	(240,206,249)	119,488,047	(27,153,676)
DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders
Class A	—	(4,338,344)	(200,774)	(283,816)
Class C	—	(208,593)	(15,307)	(29,177)
Class I	—	(22,968,401)	(1,193,611)	(2,517,835)
Class R6	—	(1,065,052)	(52,305)	(119,547)
Decrease in net assets from distributions	—	(28,580,390)	(1,461,997)	(2,950,375)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	215,649,919	506,169,480	38,445,778	97,928,290
Net asset value of shares issued on reinvestment of distributions	—	26,396,697	1,456,141	2,829,694
Cost of shares redeemed	(221,601,349)	(623,820,599)	(81,399,836)	(244,687,795)
Net increase (decrease) in net assets from capital share transactions	(5,951,430)	(91,254,422)	(41,497,917)	(143,929,811)
Total increase (decrease) in net assets	268,749,897	(360,041,061)	76,528,133	(174,033,862)
NET ASSETS
Beginning of the Period	1,059,154,147	1,419,195,208	311,563,040	485,596,902
End of the Period	$1,327,904,044	$1,059,154,147	$388,091,173	$ 311,563,040
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
STATEMENT OF CHANGES IN NET ASSETS (continued)

	Brandes Small Cap Value Fund		Brandes Core Plus Fixed Income Fund
	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$ 8,823	$ 8,325	$ 926,466	$ 2,050,242
Net realized gain (loss) on:
Investments	74,941	21,006	2,018,377	(1,658,866)
Foreign currency transactions	(30)	156	—	—
Net unrealized appreciation (depreciation) on:
Investments	297,496	(22,544)	(3,702,825)	4,583,064
Foreign currency transactions	—	—	—	—
Net increase (decrease) in net assets resulting from operations	381,230	6,943	(757,982)	4,974,440
DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders
Class A	(934)	(95)	(19,202)	(37,997)
Class C	N/A	N/A	N/A	N/A
Class I	(17,768)	(2,749)	(1,274,029)	(1,911,433)
Class R6	(2)	N/A	(2)	(3)
Decrease in net assets from distributions	(18,704)	(2,844)	(1,293,233)	(1,949,433)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,418,690	125,305	12,369,711	12,809,224
Net asset value of shares issued on reinvestment of distributions	18,702	2,844	1,263,057	1,913,508
Cost of shares redeemed	(79,651)	(63,782)	(22,816,690)	(17,487,590)
Net increase (decrease) in net assets from capital share transactions	1,357,741	64,367	(9,183,922)	(2,764,858)
Total increase (decrease) in net assets	1,720,267	68,466	(11,235,137)	260,149
NET ASSETS
Beginning of the Period	549,595	481,129	86,811,175	86,551,026
End of the Period	$2,269,862	$549,595	$ 75,576,038	$ 86,811,175
The accompanying notes to financial statements are an integral part of this statement.

(This Page Intentionally Left Blank)

Brandes Investment Trust
FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income(1)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Net asset value, end of period
Brandes International Equity Fund
Class A
3/31/2021 (Unaudited)	$13.51	0.17	4.26	4.43	(0.13)	$17.81
9/30/2020	$16.02	0.26	(2.40)	(2.14)	(0.37)	$13.51
9/30/2019	$17.71	0.53	(1.59)	(1.06)	(0.63)	$16.02
9/30/2018	$17.48	0.36	0.17	0.53	(0.30)	$17.71
9/30/2017	$15.70	0.29	2.03	2.32	(0.54)	$17.48
9/30/2016	$14.90	0.35	0.81	1.16	(0.36)	$15.70
Class C
3/31/2021 (Unaudited)	$13.27	0.11	4.17	4.28	(0.07)	$17.48
9/30/2020	$15.76	0.13	(2.33)	(2.20)	(0.29)	$13.27
9/30/2019	$17.47	0.40	(1.58)	(1.18)	(0.53)	$15.76
9/30/2018	$17.30	0.22	0.18	0.40	(0.23)	$17.47
9/30/2017	$15.58	0.17	2.00	2.17	(0.45)	$17.30
9/30/2016	$14.79	0.23	0.81	1.04	(0.25)	$15.58
Class I
3/31/2021 (Unaudited)	$13.57	0.19	4.28	4.47	(0.14)	$17.90
9/30/2020	$16.07	0.27	(2.37)	(2.10)	(0.40)	$13.57
9/30/2019	$17.76	0.56	(1.60)	(1.04)	(0.65)	$16.07
9/30/2018	$17.52	0.40	0.16	0.56	(0.32)	$17.76
9/30/2017	$15.72	0.33	2.04	2.37	(0.57)	$17.52
9/30/2016	$14.92	0.38	0.81	1.19	(0.39)	$15.72
Class R6
3/31/2021 (Unaudited)	$13.64	0.20	4.31	4.51	(0.15)	$18.00
9/30/2020	$16.15	0.36	(2.47)	(2.11)	(0.40)	$13.64
9/30/2019	$17.83	0.59	(1.61)	(1.02)	(0.66)	$16.15
9/30/2018	$17.56	0.42	0.18	0.60	(0.33)	$17.83
9/30/2017	$15.74	0.35	2.04	2.39	(0.57)	$17.56
2/1/2016(9) – 9/30/2016	$14.41	0.27	1.39	1.66	(0.33)	$15.74

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(3)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(4)	Not annualized.
(5)	Annualized.
(6)	Includes expenses not covered by the Trust’s expense limitation agreement.
(7)	As of June 30, 2019, the expense cap for the class changed from 1.00% to 0.85%.
(8)	As of June 30, 2019, the expense cap for the class changed from 0.82% to 0.75%.
(9)	Commencement of operations.
(10)	The total return figure is the since inception return for the class.
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Total return(2)	Net assets, end of period (millions)	Ratio of net expenses to average net assets(3)	Ratio of net investment income to average net assets(3)	Ratio of expenses (prior to reimburse-ments) to average net assets	Ratio of net investment income (prior to reimburse-ments) to average net assets	Portfolio turnover rate

32.78% (4)	$ 27.2	1.11% (5)	2.09% (5)	1.12% (5)	2.08% (5)	18.00% (4)
(13.42)%	$ 22.1	1.13%	1.80%	1.14%	1.79%	23.20%
(5.98)%	$ 32.0	1.16%	3.21%	1.16%	3.21%	14.43%
3.02%	$ 34.9	1.16%	2.00%	1.16%	2.00%	20.37%
15.07%	$ 31.5	1.18% (6)	1.77%	1.18% (6)	1.77%	33.82%
7.90%	$ 14.3	1.18%	2.30%	1.18%	2.30%	17.60%

32.29% (4)	$ 9.5	1.86% (5)	1.35% (5)	1.87% (5)	1.34% (5)	18.00% (4)
(14.06)%	$ 7.6	1.88%	1.01%	1.89%	1.00%	23.20%
(6.73)%	$ 13.1	1.91%	2.46%	1.91%	2.46%	14.43%
2.31%	$ 18.3	1.91%	1.25%	1.91%	1.25%	20.37%
14.19%	$ 17.9	1.93% (6)	1.01%	1.93% (6)	1.01%	33.82%
7.10%	$ 13.1	1.93%	1.55%	1.93%	1.55%	17.60%

32.98% (4)	$525.0	0.85% (5)	2.40% (5)	0.92% (5)	2.33% (5)	18.00% (4)
(13.13)%	$401.7	0.85%	2.03%	0.94%	1.94%	23.20%
(5.82)%	$622.4	0.94% (7)	3.43%	0.96% (7)	3.41%	14.43%
3.23%	$664.7	0.96%	2.20%	0.96%	2.20%	20.37%
15.33%	$523.1	0.98% (6)	1.96%	0.98% (6)	1.96%	33.82%
8.10%	$648.3	1.00%	2.48%	0.98%	2.50%	17.60%

33.06% (4)	$ 54.3	0.75% (5)	2.47% (5)	0.87% (5)	2.35% (5)	18.00% (4)
(13.08)%	$ 47.8	0.75%	2.35%	0.89%	2.21%	23.20%
(5.69)%	$ 35.9	0.80% (8)	3.57%	0.91% (8)	3.46%	14.43%
3.44%	$ 24.6	0.82%	2.34%	0.91%	2.25%	20.37%
15.48%	$ 38.5	0.83% (6)	2.12%	0.93% (6)	2.02%	33.82%
11.60% (10)	$ 27.7	0.82% (5)	2.67% (5)	0.93% (5)	2.56% (5)	17.60% (4)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income(1)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Dividends from net realized gains
Brandes Global Equity Fund
Class A
3/31/2021 (Unaudited)	$19.30	0.24	6.94	7.18	(0.26)	(0.30)
9/30/2020	$21.75	0.28	(2.33)	(2.05)	(0.40)	—
9/30/2019	$24.61	0.47	(1.80)	(1.33)	(0.48)	(1.05)
9/30/2018	$24.42	0.43	0.69	1.12	(0.42)	(0.51)
9/30/2017	$21.21	0.34	3.28	3.62	(0.41)	—
9/30/2016	$21.85	0.40	0.67	1.07	(0.42)	(1.29)
Class C
3/31/2021 (Unaudited)	$19.16	0.17	6.85	7.02	(0.18)	(0.30)
9/30/2020	$21.60	0.17	(2.35)	(2.18)	(0.26)	—
9/30/2019	$24.45	0.30	(1.78)	(1.48)	(0.32)	(1.05)
9/30/2018	$24.28	0.24	0.69	0.93	(0.25)	(0.51)
9/30/2017	$21.09	0.18	3.25	3.43	(0.24)	—
9/30/2016	$21.73	0.25	0.66	0.91	(0.26)	(1.29)
Class I
3/31/2021 (Unaudited)	$19.46	0.29	6.98	7.27	(0.28)	(0.30)
9/30/2020	$21.91	0.38	(2.39)	(2.01)	(0.44)	—
9/30/2019	$24.77	0.53	(1.81)	(1.28)	(0.53)	(1.05)
9/30/2018	$24.57	0.49	0.70	1.19	(0.48)	(0.51)
9/30/2017	$21.33	0.41	3.30	3.71	(0.47)	—
9/30/2016	$21.95	0.46	0.67	1.13	(0.46)	(1.29)

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	The total return figure is the since inception return for the class.
(3)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(4)	Not annualized.
(5)	Annualized.
(6)	Includes expenses not covered by the Trust’s expense limitation agreement.
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Net asset value, end of period	Total return(2)	Net assets, end of period (millions)	Ratio of net expenses to average net assets(3)	Ratio of net investment income to average net assets(3)	Ratio of expenses (prior to reimburse-ments) to average net assets	Ratio of net investment income (prior to reimburse-ments) to average net assets	Portfolio turnover rate

$25.92	37.45% (4)	$ 0.7	1.25% (5)	2.12% (5)	1.46% (5)	1.91% (5)	14.09% (4)
$19.30	(9.41)%	$ 0.9	1.25%	1.56%	1.58%	1.23%	17.16%
$21.75	(5.22)%	$ 1.5	1.25%	2.11%	1.56%	1.81%	12.11%
$24.61	4.68%	$ 3.4	1.25%	1.72%	1.40%	1.57%	8.89%
$24.42	17.20%	$ 5.8	1.26% (6)	1.52%	1.45% (6)	1.33%	17.42%
$21.21	5.01%	$ 4.6	1.25%	1.95%	1.58%	1.62%	15.68%

$25.70	36.88% (4)	$ 0.9	2.00% (5)	1.47% (5)	2.20% (5)	1.27% (5)	14.09% (4)
$19.16	(10.08)%	$ 0.7	2.00%	0.84%	2.32%	0.52%	17.16%
$21.60	(5.91)%	$ 1.2	2.00%	1.37%	2.32%	1.05%	12.11%
$24.45	3.88%	$ 1.6	2.00%	0.97%	2.15%	0.82%	8.89%
$24.28	16.31%	$ 1.7	2.01% (6)	0.77%	2.21% (6)	0.57%	17.42%
$21.09	4.20%	$ 2.0	2.00%	1.20%	2.32%	0.88%	15.68%

$26.15	37.62% (4)	$39.2	1.00% (5)	2.49% (5)	1.25% (5)	2.24% (5)	14.09% (4)
$19.46	(9.18)%	$28.6	1.00%	1.83%	1.36%	1.47%	17.16%
$21.91	(4.98)%	$33.4	1.00%	2.37%	1.36%	2.00%	12.11%
$24.77	4.95%	$62.6	1.00%	1.97%	1.20%	1.77%	8.89%
$24.57	17.48%	$61.7	1.01% (6)	1.77%	1.26% (6)	1.52%	17.42%
$21.33	5.26%	$47.3	1.00%	2.20%	1.38%	1.82%	15.68%
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income(1)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Net asset value, end of period
Brandes Emerging Markets Value Fund
Class A
3/31/2021 (Unaudited)	$7.04	0.04	1.79	1.83	—	$8.87
9/30/2020	$8.57	0.13	(1.49)	(1.36)	(0.17)	$7.04
9/30/2019	$8.46	0.19	0.07	0.26	(0.15)	$8.57
9/30/2018	$9.47	0.15	(1.01)	(0.86)	(0.15)	$8.46
9/30/2017	$7.91	0.10	1.60	1.70	(0.14)	$9.47
9/30/2016	$6.19	0.12	1.69	1.81	(0.09)	$7.91
Class C
3/31/2021 (Unaudited)	$7.01	0.01	1.78	1.79	—	$8.80
9/30/2020	$8.53	0.07	(1.48)	(1.41)	(0.11)	$7.01
9/30/2019	$8.44	0.13	0.06	0.19	(0.10)	$8.53
9/30/2018	$9.43	0.08	(0.99)	(0.91)	(0.08)	$8.44
9/30/2017	$7.86	0.05	1.58	1.63	(0.06)	$9.43
9/30/2016	$6.15	0.07	1.67	1.74	(0.03)	$7.86
Class I
3/31/2021 (Unaudited)	$7.07	0.04	1.82	1.86	—	$8.93
9/30/2020	$8.62	0.14	(1.50)	(1.36)	(0.19)	$7.07
9/30/2019	$8.50	0.21	0.08	0.29	(0.17)	$8.62
9/30/2018	$9.51	0.17	(1.01)	(0.84)	(0.17)	$8.50
9/30/2017	$7.94	0.13	1.60	1.73	(0.16)	$9.51
9/30/2016	$6.21	0.14	1.70	1.84	(0.11)	$7.94
Class R6
3/31/2021 (Unaudited)	$7.11	0.05	1.82	1.87	—	$8.98
9/30/2020	$8.65	0.16	(1.51)	(1.35)	(0.19)	$7.11
9/30/2019	$8.53	0.23	0.07	0.30	(0.18)	$8.65
9/30/2018	$9.53	0.19	(1.02)	(0.83)	(0.17)	$8.53
9/30/2017	$7.93	0.15	1.62	1.77	(0.17)	$9.53
7/11/2016(7) – 9/30/2016	$7.54	0.04	0.38	0.42	(0.03)	$7.93

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(3)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(4)	Not annualized.
(5)	Annualized.
(6)	Includes expenses not covered by the Trust’s expense limitation agreement.
(7)	Commencement of operations.
(8)	The total return figure is the since inception return for the class.
(9)	Amount is less than $50,000.
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Total return(2)	Net assets, end of period (millions)	Ratio of net expenses to average net assets(3)	Ratio of net investment income to average net assets(3)	Ratio of expenses (prior to reimburse-ments) to average net assets	Ratio of net investment income (prior to reimburse-ments) to average net assets	Portfolio turnover rate

25.99% (4)	$ 218.1	1.30% (5)	0.87% (5)	1.31% (5)	0.86% (5)	18.59% (4)
(16.10)%	$ 174.2	1.33%	1.75%	1.34%	1.74%	34.39%
3.10%	$ 235.9	1.35%	2.23%	1.35%	2.23%	22.09%
(9.14)%	$ 258.8	1.37%	1.62%	1.34%	1.65%	37.66%
21.78%	$ 319.2	1.42% (6)	1.27%	1.40% (6)	1.29%	23.67%
29.38%	$ 305.0	1.37%	1.74%	1.39%	1.72%	26.48%

25.53% (4)	$ 12.0	2.05% (5)	0.15% (5)	2.06% (5)	0.14% (5)	18.59% (4)
(16.63)%	$ 11.1	2.08%	0.90%	2.09%	0.89%	34.39%
2.27%	$ 18.0	2.10%	1.48%	2.10%	1.48%	22.09%
(9.70)%	$ 22.8	2.10%	0.89%	2.09%	0.90%	37.66%
20.83%	$ 28.2	2.17% (6)	0.52%	2.14% (6)	0.55%	23.67%
28.38%	$ 22.4	2.12%	0.99%	2.14%	0.97%	26.48%

26.31% (4)	$1,023.1	1.12% (5)	1.05% (5)	1.12% (5)	1.05% (5)	18.59% (4)
(15.96)%	$ 834.8	1.12%	1.88%	1.14%	1.86%	34.39%
3.41%	$1,117.7	1.12%	2.46%	1.15%	2.43%	22.09%
(8.91)%	$1,162.1	1.12%	1.88%	0.14%	1.86%	37.66%
22.07%	$1,311.5	1.17% (6)	1.51%	1.20% (6)	1.48%	23.67%
29.70%	$ 829.0	1.12%	1.99%	1.19%	1.92%	26.48%

26.30% (4)	$ 74.7	0.97% (5)	1.19% (5)	1.06% (5)	1.10% (5)	18.59% (4)
(15.74)%	$ 39.1	0.97%	2.07%	1.09%	1.95%	34.39%
3.45%	$ 47.6	0.97%	2.61%	1.10%	2.48%	22.09%
(8.74)%	$ 33.6	0.97%	2.02%	1.08%	1.91%	37.66%
22.53%	$ 97.4	1.02% (6)	1.68%	1.17% (6)	1.53%	23.67%
5.59% (8)	$ —(9)	0.97% (5)	2.14% (5)	1.14% (5)	1.97% (5)	26.48% (4)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income (loss)(1)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Dividends from net realized gains
Brandes International Small Cap Equity Fund
Class A
3/31/2021 (Unaudited)	$ 9.33	0.02	3.53	3.55	(0.04)	—
9/30/2020	$10.22	0.07	(0.88)	(0.81)	(0.08)	—
9/30/2019	$12.10	0.15	(1.60)	(1.45)	(0.30)	(0.13)
9/30/2018	$14.30	0.14	(1.32)	(1.18)	(0.54)	(0.48)
9/30/2017	$13.46	0.14	1.32	1.46	(0.34)	(0.28)
9/30/2016	$12.58	0.09	1.22	1.31	(0.23)	(0.20)
Class C
3/31/2021 (Unaudited)	$ 9.03	(0.02)	3.40	3.38	(0.03)	—
9/30/2020	$ 9.94	(0.01)	(0.85)	(0.86)	(0.05)	—
9/30/2019	$11.81	0.06	(1.55)	(1.49)	(0.25)	(0.13)
9/30/2018	$14.03	0.04	(1.28)	(1.24)	(0.50)	(0.48)
9/30/2017	$13.24	0.04	1.30	1.34	(0.27)	(0.28)
9/30/2016	$12.42	— (7)	1.19	1.19	(0.17)	(0.20)
Class I
3/31/2021 (Unaudited)	$ 9.37	0.03	3.54	3.57	(0.04)	—
9/30/2020	$10.25	0.09	(0.88)	(0.79)	(0.09)	—
9/30/2019	$12.14	0.17	(1.61)	(1.44)	(0.32)	(0.13)
9/30/2018	$14.35	0.17	(1.32)	(1.15)	(0.58)	(0.48)
9/30/2017	$13.50	0.17	1.32	1.49	(0.36)	(0.28)
9/30/2016	$12.61	0.12	1.22	1.34	(0.25)	(0.20)
Class R6
3/31/2021 (Unaudited)	$ 9.39	0.04	3.56	3.60	(0.05)	—
9/30/2020	$10.27	0.07	(0.86)	(0.79)	(0.09)	—
9/30/2019	$12.15	0.18	(1.61)	(1.43)	(0.32)	(0.13)
9/30/2018	$14.36	0.18	(1.33)	(1.15)	(0.58)	(0.48)
9/30/2017	$13.50	0.18	1.33	1.51	(0.37)	(0.28)
6/27/2016(8) – 9/30/2016	$12.38	0.04	1.13	1.17	(0.05)	—

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(3)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(4)	Not annualized.
(5)	Annualized.
(6)	Includes expenses not covered by the Trust’s expense limitation agreement.
(7)	Amount is less than $0.01 per share.
(8)	Commencement of operations.
(9)	The total return figure is the since inception return for the class.
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Net asset value, end of period	Total return(2)	Net assets, end of period (millions)	Ratio of net expenses to average net assets(3)	Ratio of net investment income to average net assets(3)	Ratio of expenses (prior to reimburse-ments) to average net assets	Ratio of net investment income (prior to reimburse-ments) to average net assets	Portfolio turnover rate

$12.84	38.08% (4)	$ 65.6	1.32% (5)	0.44% (5)	1.33% (5)	0.43% (5)	11.52% (4)
$ 9.33	(7.95)%	$ 35.8	1.35%	0.77%	1.36%	0.76%	39.28%
$10.22	(12.04)%	$ 43.5	1.35%	1.34%	1.35%	1.34%	22.52%
$12.10	(8.88)%	$ 80.9	1.30%	1.05%	1.30%	1.05%	21.97%
$14.30	11.29%	$ 176.9	1.30% (6)	1.04%	1.30% (6)	1.04%	21.37%
$13.46	10.60%	$ 121.1	1.32%	0.71%	1.31%	0.72%	21.00%

$12.38	37.51% (4)	$ 5.2	2.07% (5)	(0.38)% (5)	2.08% (5)	(0.39)% (5)	11.52% (4)
$ 9.03	(8.64)%	$ 4.5	2.11%	(0.06)%	2.12%	(0.07)%	39.28%
$ 9.94	(12.69)%	$ 6.9	2.10%	0.59%	2.10%	0.59%	22.52%
$11.81	(9.55)%	$ 14.5	2.05%	0.30%	2.05%	0.30%	21.97%
$14.03	10.52%	$ 27.2	2.05% (6)	0.29%	2.05% (6)	0.29%	21.37%
$13.24	9.78%	$ 19.8	2.06%	(0.03)%	2.06%	(0.03)%	21.00%

$12.90	38.20% (4)	$ 304.1	1.14% (5)	0.56% (5)	1.13% (5)	0.57% (5)	11.52% (4)
$ 9.37	(7.69)%	$ 260.8	1.15%	0.93%	1.16%	0.92%	39.28%
$10.25	(11.93)%	$ 414.8	1.15%	1.54%	1.15%	1.54%	22.52%
$12.14	(8.70)%	$ 963.8	1.10%	1.25%	1.10%	1.25%	21.97%
$14.35	11.54%	$1,543.9	1.10% (6)	1.24%	1.10% (6)	1.24%	21.37%
$13.50	10.85%	$1,212.4	1.13%	0.90%	1.11%	0.92%	21.00%

$12.94	38.37% (4)	$ 13.1	1.00% (5)	0.72% (5)	1.08% (5)	0.64% (5)	11.52% (4)
$ 9.39	(7.72)%	$ 10.5	1.00%	0.83%	1.12%	0.71%	39.28%
$10.27	(11.80)%	$ 20.4	1.00%	1.69%	1.10%	1.59%	22.52%
$12.15	(8.64)%	$ 72.5	1.00%	1.35%	1.05%	1.30%	21.97%
$14.36	11.67%	$ 76.1	1.01% (6)	1.33%	1.05% (6)	1.29%	21.37%
$13.50	9.49% (9)	$16.5	1.00% (5)	1.03% (5)	1.06% (5)	0.97% (5)	21.00% (4)
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income(1)	Dividends from net realized gains
Brandes Small Cap Value Fund
Class A
3/31/2021 (Unaudited)	$ 8.52	0.10 (4)	3.95	4.05	(0.16)	—
9/30/2020	$ 8.58	0.15	(0.16)	(0.01)	(0.05)	—
9/30/2019	$10.27	0.05	(0.95)	(0.90)	(0.10)	(0.69)
1/2/2018(8) – 9/30/2018	$10.00	0.02	0.27	0.29	(0.02)	—
Class I
3/31/2021 (Unaudited)	$ 8.58	0.08 (4)	4.00	4.08	(0.16)	—
9/30/2020	$ 8.62	0.14	(0.13)	0.01	(0.05)	—
9/30/2019	$10.27	0.07	(0.92)	(0.85)	(0.11)	(0.69)
1/2/2018(8) – 9/30/2018	$10.00	0.04	0.27	0.31	(0.04)	—
Class R6
3/31/2021 (Unaudited)	$ 8.00	0.19 (4)	3.67	3.86	(0.16)	—
9/30/2020	$ 7.97	0.26	(0.18)	0.08	(0.05)	—
9/30/2019	$10.32	0.09	(1.63)	(1.54)	(0.12)	(0.69)
1/2/2018(8) – 9/30/2018	$10.00	0.05	0.31	0.36	(0.04)	—

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales loads that may be imposed on Class A shares (see Note 7 of the Notes to Financial Statements).
(3)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(4)	Net investment income per share and the ratio of net investment income to average net assets include $0.03 and 0.51% for Class A, $0.03 and 0.51% for Class I and $0.03 and 0.51% for Class R6, respectively, resulting from a special dividend from PDL BioPharma, Inc. in October 2020.
(5)	Not annualized.
(6)	Annualized.
(7)	Amount is less than $50,000.
(8)	Commencement of operations.
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Net asset value, end of period	Total return(2)	Net assets, end of period (millions)	Ratio of net expenses to average net assets(3)	Ratio of net investment income to average net assets(3)	Ratio of expenses (prior to reimburse-ments) to average net assets	Ratio of net investment income (prior to reimburse-ments) to average net assets	Portfolio turnover rate

$12.41	47.79% (5)	$0.3	1.15% (6)	1.72% (4)(6)	8.49% (6)	(5.62)% (6)	32.57% (5)
$ 8.52	(0.02)%	$ —(7)	1.15%	1.06%	27.37%	(25.16)%	80.65%
$ 8.58	(8.53)%	$ —(7)	1.15%	0.55%	7.18%	(5.48)%	54.30%
$10.27	2.92%	$0.1	1.15% (6)	0.28% (6)	3.21% (6)	(1.78)% (6)	41.02% (5)

$12.50	47.99% (5)	$2.0	0.90% (6)	1.47% (4)(6)	9.11% (6)	(6.74)% (6)	32.57% (5)
$ 8.58	0.10%	$0.5	0.90%	1.65%	30.12%	(27.57)%	80.65%
$ 8.62	(8.13)%	$0.5	0.90%	0.81%	4.18%	(2.47)%	54.30%
$10.27	3.09%	$5.4	0.90% (6)	0.53% (6)	3.67% (6)	(2.24)% (6)	41.02% (5)

$11.70	48.54% (5)	$ —(7)	0.72% (6)	2.20% (4)(6)	9.43% (6)	(6.51)% (6)	32.57% (5)
$ 8.00	1.11%	$ —(7)	0.72%	0.87%	29.17%	(27.58)%	80.65%
$ 7.97	(15.36)%	$ —(7)	0.72%	0.98%	3.16%	(1.46)%	54.30%
$10.32	3.63%	$4.8	0.72% (6)	0.71% (6)	2.99% (6)	(1.56)% (6)	41.02% (5)
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income(1)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Dividends from net realized gains
Brandes Core Plus Fixed Income Fund
Class A
3/31/2021 (Unaudited)	$9.52	0.10	(0.21)	(0.11)	(0.14)	—
9/30/2020	$9.18	0.19	0.34	0.53	(0.19)	—
9/30/2019	$8.85	0.24	0.33	0.57	(0.24)	—
9/30/2018	$9.18	0.23	(0.33)	(0.10)	(0.23)	—
9/30/2017	$9.39	0.20	(0.18)	0.02	(0.21)	(0.02)
9/30/2016	$9.14	0.22	0.26	0.48	(0.22)	(0.01)
Class I
3/31/2021 (Unaudited)	$9.60	0.11	(0.21)	(0.10)	(0.15)	—
9/30/2020	$9.26	0.22	0.33	0.55	(0.21)	—
9/30/2019	$8.92	0.26	0.34	0.60	(0.26)	—
9/30/2018	$9.25	0.25	(0.33)	(0.08)	(0.25)	—
9/30/2017	$9.44	0.22	(0.16)	0.06	(0.23)	(0.02)
9/30/2016	$9.20	0.24	0.25	0.49	(0.24)	(0.01)
Class R6
3/31/2021 (Unaudited)	$9.60	0.16	(0.19)	(0.03)	(0.21)	—
9/30/2020	$9.26	0.29	0.34	0.63	(0.29)	—
9/30/2019	$8.93	0.09	0.56	0.65	(0.32)	—
10/10/2017(11) – 9/30/2018	$9.25	0.06	(0.06)	—	(0.32)	—

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales loads that may be imposed on Class A shares (see Note 7 of the Notes to Financial Statements).
(3)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(4)	Not annualized.
(5)	Annualized.
(6)	As of August 24, 2020, the expense cap for the class changed from 0.70% to 0.50%.
(7)	Includes expenses not covered by the Trust’s expense limitation agreement.
(8)	As of August 24, 2020, the expense cap for the class changed from 0.50% to 0.30%.
(9)	Amount is less than $50,000.
(10)	As of August 24, 2020, the expense cap for the class changed from 0.35% to 0.30%.
(11)	Commencement of operations.
(12)	The total return figure is the since inception return for the class.
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Net asset value, end of period	Total return(2)	Net assets, end of period (millions)	Ratio of net expenses to average net assets(3)	Ratio of net investment income to average net assets(3)	Ratio of expenses (prior to reimburse-ments) to average net assets	Ratio of net investment income (prior to reimburse-ments) to average net assets	Portfolio turnover rate

$9.27	(1.20)% (4)	$ 1.1	0.50% (5)	2.05% (5)	0.83% (5)	1.72% (5)	12.46% (4)
$9.52	5.89%	$ 1.2	0.68% (6)	2.30%	0.86%	2.12%	20.59%
$9.18	6.56%	$ 3.2	0.70%	2.72%	0.93%	2.49%	18.54%
$8.85	(1.08)%	$ 1.8	0.70%	2.57%	0.87%	2.40%	47.73%
$9.18	0.28%	$ 3.3	0.71% (7)	2.25%	0.85% (7)	2.11%	35.10%
$9.39	5.32%	$ 2.0	0.70%	2.38%	0.93%	2.15%	35.88%

$9.35	(1.08)% (4)	$74.5	0.30% (5)	2.25% (5)	0.62% (5)	1.93% (5)	12.46% (4)
$9.60	6.07%	$85.6	0.48% (8)	2.41%	0.65%	2.24%	20.59%
$9.26	6.85%	$83.4	0.50%	2.91%	0.73%	2.68%	18.54%
$8.92	(0.85)%	$89.7	0.50%	2.78%	0.68%	2.60%	47.73%
$9.25	0.71%	$97.9	0.51% (7)	2.45%	0.66% (7)	2.30%	35.10%
$9.44	5.43%	$97.2	0.50%	2.58%	0.72%	2.36%	35.88%

$9.36	(0.33)% (4)	$ —(9)	0.30% (5)	3.49% (5)	0.30% (5)	3.49% (5)	12.46% (4)
$9.60	6.89%	$ —(9)	0.30% (10)	3.19%	0.30%	3.19%	20.59%
$9.26	7.40%	$ —(9)	0.35%	0.97%	0.35%	0.97%	18.54%
$8.93	0.04% (12)	$—(9)	0.35% (5)	0.69% (5)	0.35% (5)	0.69% (5)	47.73% (4)
The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS

NOTE 1–ORGANIZATION
The Brandes International Equity Fund (the “International Fund”), the Brandes Global Equity Fund (the “Global Fund”), the Brandes Emerging Markets Value Fund (the “Emerging Markets Fund”), the Brandes International Small Cap Equity Fund (the “International Small Cap Fund”), the Brandes Small Cap Value Fund (the “Small Cap Value Fund”) and the Brandes Core Plus Fixed Income Fund (the “Core Plus Fund”) (each a “Fund” and collectively the “Funds”) are series of Brandes Investment Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company.
The International Fund, Global Fund, Emerging Markets Fund, International Small Cap Fund, Small Cap Value Fund and Core Plus Fund began operations on January 2, 1997, October 6, 2008, January 31, 2011, February 1, 2012, January 2, 2018 and December 28, 2007, respectively. Prior to January 31, 2011 for the Emerging Markets Fund, February 1, 2012 for the International Small Cap and January 2, 2018 for the Small Cap Value Fund, these Funds’ portfolios were managed as private investment funds with investment objectives, investment policies and strategies that were, in all material respects, equivalent to those of the Emerging Markets Fund, International Small Cap Fund and Small Cap Value Fund, respectively.
The International Fund, Emerging Markets Fund and International Small Cap Fund have four classes of shares: Class A, Class C, Class I and Class R6. The Global Fund has three classes of shares: Class A, Class C and Class I. The Small Cap Value Fund and Core Plus Fund have three classes of shares: Class A, Class I and Class R6.
The International Fund and Global Fund invest their assets primarily in equity securities of issuers with market capitalizations greater than $5 billion. The International, International Small Cap and Emerging Markets Funds invest their assets in securities of foreign companies, while the Global Fund invests its assets in securities of foreign and domestic companies. The Small Cap Value Fund invests primarily in U.S. equity securities of issuers with market capitalizations less than $5 billion. The Core Plus Fund invests predominantly in debt securities issued by U.S. and foreign companies and debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities.
NOTE 2–SIGNIFICANT ACCOUNTING POLICIES
Each Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services-Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of

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significant accounting policies consistently followed by the Funds. These policies are in conformity with generally accepted accounting principles (“GAAP”) in the United States of America.
A.	Repurchase Agreements. Each Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Trustees. Each Fund will always receive and maintain, as collateral, U.S. Government securities whose market value, including accrued interest (which is recorded in the Schedules of Investments), will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund’s custodian. If the term of any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. Before causing a Fund to enter into a repurchase agreement with any other party, the investment advisor will determine that such party does not have any apparent risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At March 31, 2021, the Funds did not invest in repurchase agreements.
B.	Foreign Currency Translation and Transactions. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rates of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rates of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.
Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.
C.	Delayed Delivery Securities. The Funds may purchase securities on a when issued or delayed delivery basis. “When-issued” or delayed delivery refers to

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securities whose terms are available and for which a market exists, but that have not been issued. For a when-issued or delayed delivery transaction, no payment is made until delivery date, which is typically longer than the normal course of settlement. When a Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise if the market value of the underlying securities changes, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. The Funds did not have any open commitments on delayed delivery securities as of March 31, 2021.
D.	Participatory Notes. The International, Global, Emerging Markets, International Small Cap and Small Cap Value Funds may invest in participatory notes. Participatory notes are derivative securities which are designed to provide synthetic exposure to one or more underlying securities, subject to the credit risk of the issuing financial institution.
Investments in participatory notes involve risks normally associated with a direct investment in the underlying securities. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Trust. Participatory notes constitute general unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them and generally are issued as an actual note from the financial intermediary or an equity linked warrant (commonly known as a low exercise price option). The Trust is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuer of the securities underlying such participatory note. The investment advisor has established guidelines for monitoring participatory note exposure for the Funds. Prior to investment in a participatory note, the investment advisor will complete an analysis of the prospective counterparties and once purchased, will continue to monitor creditworthiness on a quarterly basis. The investment advisor requires a minimum credit rating for such counterparties (as determined by rating agencies such as Moody’s, Fitch and S&P) of A.
The Funds record counterparty credit risk valuation adjustments, if material, on the participatory notes in order to appropriately reflect the credit quality of the counterparty.
The International, Global, International Small Cap and Small Cap Value Funds did not invest in any participatory notes at March 31, 2021. The Emerging Markets Fund invested in one participatory note with HSBC Bank Plc, an investment vehicle that provides an alternate means to gain exposure to the underlying security of China South Publishing & Media Group Co. Ltd,

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which was held from the beginning of the fiscal year through the end of the period. The average monthly market value of this security was $6,407,592 during the period. There was no realized gain or loss in participatory notes recognized by the Emerging Markets Fund for the period ended March 31, 2021. The market value of China South Publishing & Media Group Co. Plc on March 31, 2021 was $5,189,166 and can be found in the Emerging Markets Fund’s Schedule of Investments.
E.	Investment Transactions, Dividends and Distributions. Investment transactions are accounted for on the trade dates. Realized gains and losses are evaluated on the basis of identified costs. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Interest is recorded on an accrual basis. Withholding taxes on foreign dividends and capital gains, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Each Fund’s investment income, expenses, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of the Fund’s shares based upon the relative net asset values of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to the Funds’ portfolios are allocated among the Funds based upon their relative net asset values or other appropriate allocation methods. The Funds amortize premiums and accrete discounts using the constant yield method.
F.	Concentration of Risk. As of March 31, 2021, the International, Global, Emerging Markets and International Small Cap Funds held significant portions of their assets in foreign securities. Certain price and foreign exchange fluctuations as well as economic and political situations in the foreign jurisdictions could have an impact on the International, Global, Emerging Markets and International Small Cap Funds’ net assets. The investment advisor monitors these off-balance sheet risks.
G.	Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and assumptions.
H.	Securities Lending. The Funds may lend their portfolio securities to banks, brokers and dealers. Lending Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii)

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the borrower may not be able to provide additional collateral, or (iii) the Funds may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially.
To minimize these risks, the borrower must agree to maintain collateral with the Fund’s custodian, marked to market daily, in the form of U.S. Government obligations, in an amount at least equal to 102% (105% in the case of loans of foreign securities not denominated in U.S. dollars) of the market value of the loaned securities. As of March 31, 2021, the Emerging Markets Fund, Small Cap Value Fund and Core Plus Fund did not have any securities on loan. The International Fund, Global Fund and International Small Cap Fund did not have any securities on loan as of March 31, 2021, but had activity during the period. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.
I.	Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. The Trust has indemnified its trustees against any expenses actually and reasonably incurred by the trustees in any proceeding arising out of or in connection with the trustees’ service to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.
J.	Accounting for Uncertainty in Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Funds may be subject to a nondeductible excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Funds intend to distribute their net investment income and capital gains as necessary to avoid this excise tax. Therefore, no provision for federal income taxes or excise taxes has been made.
The Trust analyzes all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years for the Funds are those that are open for exam by taxing authorities (2017 through 2020). As of March 31, 2021 the Trust has no examinations in progress.

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Management has analyzed the Trust’s tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-ended September 30, 2020.
The Trust identifies its major tax jurisdictions as the U.S. Government and the State of California. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
K.	Fair Value Measurements. The Trust has adopted GAAP accounting principles related to fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
Level 1—Fair value measurement within Level 1 should be based on an unadjusted quoted price in an active market that the Funds have the ability to access for the asset or liability at the measurement date. Because a quoted price alone forms the basis for the measurement, the access requirement within Level 1 limits discretion in pricing the asset or liability, including in situations in which there are multiple markets for the asset or liability with different prices and no single market represents a principal market for the asset or liability. Importantly, the FASB has indicated that when a quoted price in an active market for a security is available, that price should be used to measure fair value without regard to an entity’s intent to transact at that price.
Level 2—Fair value measurement within Level 2 should be based on all inputs other than unadjusted quoted prices included within Level 1 that are observable for the asset or liability. Other significant observable market inputs include quoted prices for similar instruments in active markets, quoted adjusted prices in active markets, quoted prices for identical or similar instruments in markets that are not active, and model derived valuations in which the majority of significant inputs and significant value drivers are observable in active markets.
Level 3—Fair value measurement within Level 3 should be based on unobservable inputs in such cases where markets do not exist or are illiquid. Significant unobservable inputs include model derived valuations in which the majority of significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

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L.	Security Valuation. Common and preferred stocks, exchange-traded funds and financial derivative instruments, such as futures contracts and options contracts that are traded on a national securities or commodities exchange, are valued at the last reported sales price at the close of regular trading on each day the exchange is open for trading, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.
Equity securities traded on an exchange for which there have been no sales on the valuation date are generally valued at the mean between last bid and ask price on such day and are categorized as Level 2 of the fair value hierarchy, or are fair valued by the Fair Valuation Committee.
Investments in registered open-end management investment companies are valued based upon the Net Asset Values (“NAVs”) of such investments and are categorized as Level 1 of the fair value hierarchy.
Valuation adjustments may be applied to certain common and preferred stocks that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the New York Stock Exchange (“NYSE”). These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign securities to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. As of March 31, 2021, the International Fund, Global Fund, Emerging Markets Fund and International Small Cap Fund had securities with market values of $530,029,599, $19,688,027, $831,227,418 and $228,066,788 that represent 86.05%, 48.18%, 62.60%, and 58.77% of each Fund’s net assets, respectively, that were fair valued using these valuation adjustments.
Fixed income securities (other than repurchase agreements and demand notes) including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, fixed income securities purchased on a delayed delivery basis and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’

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internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/ spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.
Rights that are traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchange is open. A right is a privilege offered by a corporation to its shareholders pro rata to subscribe to a certain security at a specified price, often for a short period. Rights may or may not be transferable.
Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each package of underlying securities. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, estimated cash flows and market based yield spreads for each tranche, and current market data and incorporate packaged collateral performance, as available. Mortgage and asset-backed securities that use such valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy.
Repurchase agreements and demand notes, for which neither vendor pricing nor market maker prices are available, are valued at amortized cost on the day of valuation, unless Brandes Investment Partners, L.P. (the “Advisor”) determines that the use of amortized cost valuation on such day is not appropriate (in which case such instrument is fair valued in accordance with the fair value procedures of the Trust).
Certain securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees. The Fair Valuation Committee is generally responsible for overseeing the day-to-day valuation processes and reports periodically to the Board. The Fair Valuation Committee is authorized to make all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. The securities fair valued by the Fair Valuation Committee are indicated in the Schedules of Investments and are categorized as Level 2 or Level 3 of the fair value hierarchy. Certain vendor priced securities may also be considered Level 3 if significant unobservable inputs are used by the vendors.

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NOTES TO FINANCIAL STATEMENTS — (continued)

In using fair value pricing, each Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund using fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.
The following is a summary of the level inputs used, as of March 31, 2021, involving the Funds' assets carried at fair value. The inputs used for valuing securities may not be an indication of the risk associated with investing in those securities.
Description	Level 1	Level 2	Level 3	Total
Investments in Securities
International Fund
Common Stocks
Communication Services	$ 9,037,500	$ 55,831,543	$ —	$ 64,869,043
Consumer Discretionary	—	55,610,519	—	55,610,519
Consumer Staples	17,340,606	84,859,467	—	102,200,073
Energy	4,270,065	42,425,547	—	46,695,612
Financials	—	113,913,456	—	113,913,456
Health Care	—	86,459,936	—	86,459,936
Industrials	9,263,724	23,039,168	—	32,302,892
Materials	9,855,524	36,765,047	—	46,620,571
Real Estate	15,089,504	—	—	15,089,504
Technology	—	6,310,601	—	6,310,601
Utilities	—	11,492,492	—	11,492,492
Total Common Stocks	64,856,923	516,707,776	—	581,564,699
Preferred Stocks
Energy	18,327,346	—	—	18,327,346
Health Care	—	13,321,823	—	13,321,823
Total Preferred Stocks	18,327,346	13,321,823	—	31,649,169
Short-Term Investments	6,524,877	—	—	6,524,877
Total Investments in Securities	$ 89,709,146	$530,029,599	$ —	$ 619,738,745

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NOTES TO FINANCIAL STATEMENTS — (continued)

Description	Level 1	Level 2	Level 3	Total
Global Fund
Common Stocks
Communication Services	$ 675,293	$ 1,725,177	$ —	$ 2,400,470
Consumer Discretionary	739,624	3,929,619	—	4,669,243
Consumer Staples	792,532	2,936,416	—	3,728,948
Energy	812,390	2,689,120	—	3,501,510
Financials	7,237,068	2,615,187	—	9,852,255
Health Care	6,170,288	2,149,788	—	8,320,076
Industrials	2,678,176	465,536	—	3,143,712
Materials	528,671	1,444,141	—	1,972,812
Real Estate	704,952	—	—	704,952
Technology	122,482	733,647	—	856,129
Utilities	—	800,428	—	800,428
Total Common Stocks	20,461,476	19,489,059	—	39,950,535
Preferred Stocks
Technology	—	198,968	—	198,968
Short-Term Investments	1,039,632	—	—	1,039,632
Total Investments in Securities	$ 21,501,108	$ 19,688,027	$ —	$ 41,189,135
Emerging Markets Fund
Common Stocks
Communication Services	$ 74,562,961	$127,422,535	$ —	$ 201,985,496
Consumer Discretionary	18,506,534	195,295,383	—	213,801,917
Consumer Staples	43,982,117	61,199,466	—	105,181,583
Energy	9,929,674	26,516,511	—	36,446,185
Financials	42,296,761	176,508,484	—	218,805,245
Health Care	—	39,624,124	—	39,624,124
Industrials	80,616,056	10,544,879	—	91,160,935
Materials	30,122,737	44,792,670	—	74,915,407
Real Estate	62,968,914	—	—	62,968,914
Technology	—	187,111,489	—	187,111,489
Utilities	13,905,685	22,269,465	—	36,175,150
Total Common Stocks	376,891,439	891,285,006	—	1,268,176,445
Preferred Stocks
Energy	38,889,677	1,143,500	—	40,033,177
Participatory Notes
Communication Services	—	5,189,166	—	5,189,166
Short-Term Investments	12,063,445	—	—	12,063,445
Total Investments in Securities	$427,844,561	$897,617,672	$ —	$1,325,462,233

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NOTES TO FINANCIAL STATEMENTS — (continued)

Description	Level 1	Level 2	Level 3	Total
International Small Cap Fund
Common Stocks
Communication Services	$ 917,451	$ 20,250,691	$ —	$ 21,168,142
Consumer Discretionary	16,895,874	24,024,668	—	40,920,542
Consumer Staples	16,244,864	56,579,235	—	72,824,099
Energy	7,287,189	5,495,932	—	12,783,121
Financials	14,082,953	54,161,786	—	68,244,739
Health Care	8,279,977	9,953,674	—	18,233,651
Industrials	38,423,526	38,021,518	—	76,445,044
Materials	3,317,058	12,798,748	—	16,115,806
Real Estate	28,007,738	—	—	28,007,738
Technology	5,840,619	9,134,925	—	14,975,544
Utilities	2,274,056	3,483,962	—	5,758,018
Total Common Stocks	141,571,305	233,905,139	—	375,476,444
Preferred Stocks
Health Care	6,115,035	—	—	6,115,035
Short-Term Investments	7,968,459	—	—	7,968,459
Total Investments in Securities	$155,654,799	$233,905,139	$ —	$ 389,559,938
Small Cap Value Fund
Common Stocks
Communication Services	$ 27,219	$ —	$ —	$ 27,219
Consumer Discretionary	92,202	—	—	92,202
Consumer Staples	170,679	—	—	170,679
Energy	213,011	—	—	213,011
Financials	276,749	—	—	276,749
Health Care	416,380	—	28,425	444,805
Industrials	465,454	—	—	465,454
Real Estate	65,858	—	—	65,858
Technology	175,170	—	—	175,170
Utilities	48,884	—	—	48,884
Total Common Stocks	1,951,606	—	28,425	1,980,031
Corporate Bonds	—	26,692	—	26,692
Warrants	26,164	—	—	26,164
Short-Term Investments	253,314	—	—	253,314
Total Investments in Securities	$ 2,231,084	$ 26,692	$28,425	$ 2,286,201

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NOTES TO FINANCIAL STATEMENTS — (continued)

Description	Level 1	Level 2	Level 3	Total
Core Plus Fund
Common Stocks
Consumer Discretionary	$ 627	$ —	$ —	$ 627
Asset Backed Securities	—	1,424,707	—	1,424,707
Corporate Bonds	—	29,491,965	—	29,491,965
Government Securities	—	37,357,375	—	37,357,375
Mortgage Backed Securities	—	5,884,631	—	5,884,631
Warrants	90,955	—	—	90,955
Short-Term Investments	1,453,280	—	—	1,453,280
Total Investments in Securities	$ 1,544,862	$ 74,158,678	$ —	$ 75,703,540
There were no Level 3 securities in the International, Global, Emerging Markets, International Small Cap, and Core Plus Funds at the beginning or during the periods presented. Management has determined that the amount of Level 3 securities in the Small Cap Value Fund compared to the total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ended March 31, 2021.
NOTE 3–INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
A.	Advisor Fee. The Advisor provides the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space and certain administrative services, and provides certain personnel, needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee. The Advisor received a monthly fee at the annual rate of 0.75% of the first $2.5 billion of average daily net assets, 0.70% on average daily net assets from $2.5 billion to $5.0 billion, and 0.67% of the average daily net assets greater than $5.0 billion, of the International Fund. The Advisor received a monthly fee at the annual rate of 0.95% of the first $2.5 billion of average daily net assets, 0.90% on average daily net assets from $2.5 billion to $5.0 billion, and 0.85% of the amount of average daily net assets greater than $5.0 billion, of the Emerging Markets Fund. The Advisor received a monthly fee at the annual rate of 0.95% of the first $1.0 billion of average daily net assets, and 0.90% of the average daily net assets greater than $1.0 billion, of the International Small Cap Fund. The Global Fund, Small Cap Value Fund and Core Plus Fund incurred a monthly fee at the annual rate of 0.80%, 0.70%, and 0.35% based upon their average daily net assets, respectively. The Advisor has contractually agreed to limit the Management Fee of each share class of the Core Plus Fund to 0.30% pursuant to an Investment Advisory Fee Waiver Agreement in effect until January 28, 2022. For the six months ended March 31, 2021, the International Fund, the Global Fund, the Emerging Markets Fund, the International

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NOTES TO FINANCIAL STATEMENTS — (continued)

Small Cap Fund, the Small Cap Value Fund and the Core Plus Fund incurred $2,044,566, $144,372, $5,855,843, $1,755,521, $4,127, and $143,982 in advisory fees, respectively.
Certain officers and trustees of the Trust are also officers of the Advisor and receive no compensation directly from the Funds for serving in their role.
The Funds are responsible for their own operating expenses. The Advisor contractually agreed to limit each Fund’s annual operating expenses, including repayment of previous waivers, to the following percentages of the Fund’s average daily net assets attributable to the specific classes through January 31, 2021, except for the Core Plus Fund Class A and Class I which is through January 28, 2022 (the “Expense Cap Agreement”):

Fund	Class A	Class C	Class I	Class R6
International Fund	1.20%	1.95%	0.85%	0.75%
Global Fund	1.25%	2.00%	1.00%	0.82%*
Emerging Markets Fund	1.37%	2.12%	1.12%	0.97%
International Small Cap Fund	1.40%	2.15%	1.15%	1.00%
Small Cap Value Fund	1.15%	N/A	0.90%	0.72%
Core Plus Fund	0.50%	N/A	0.30%	0.30%
* This class is not active.
The Funds may incur additional expenses not covered under the Expense Cap Agreement. These expenses include acquired fund fees and expenses, taxes, interest, broker commissions, and proxy expenses or other extraordinary expenses.
Any reimbursements of fee waivers made by the Advisor to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within the expense limit specified in its Expense Cap Agreement. Under the Expense Cap Agreement that was in place during the period covered by this report, any such repayment must be made before the end of the thirty-six months after the month in which the related reimbursement or waiver occurred. The Trust has agreed to repay the expense reimbursement to the Advisor. However, the repayment of previously waived expenses is limited to amounts that do not cause the aggregate operating expenses of the Fund to exceed the current expense cap or the expense cap in place at the time the waiver was generated. For the six months ended March 31, 2021, the Advisor waived expenses and/or reimbursed the Funds $165,818, $43,939, $29,705, $4,589, $48,402, and $109,447 for the International Fund, Global Fund, Emerging Markets Fund, International Small Cap Fund, Small Cap Value Fund and Core Plus Fund, respectively. Repayment rights expire as follows:

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

Fund	Six Months Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2023	Six Months Ended March 31, 2024
International Fund	$ 11,337	$202,211	$464,613	$165,818
Global Fund	69,116	171,380	112,731	43,939
Emerging Markets Fund	217,245	352,747	126,168	29,705
International Small Cap Fund	23,133	58,771	25,918	4,589
Small Cap Value Fund	111,254	198,545	148,291	48,402
Core Plus Fund	93,559	192,970	136,785	109,447
The Advisor did not recoup any fees previously waived or reimbursed for the International Fund, Global Fund, Small Cap Value Fund and Core Plus Fund. For the six months ended March 31, 2021, the Advisor recouped fees previously waived or reimbursed in the following amounts:
Fund	Class I
Emerging Markets Fund	$66,402
International Small Cap Fund	14,808
B.	Administration Fee. The Northern Trust Company (the “Administrator”) acts as administrator for the Funds. The Administrator prepares various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses; and reviews the Funds’ expense accruals. For these services, each Fund pays the administrator monthly a fee accrued daily and based on the Fund’s average daily net assets. The Funds may also reimburse the Administrator for out-of-pocket expenses incurred by the Administrator in the performance of its duties. The amounts paid directly to the Administrator by the Funds for administrative services are included in the Administration fees in the Statements of Operations.
The Administrator has agreed to waive a portion of their administration and custody fees for the Funds for a period of two years from February 1, 2020 through January 31, 2022. The amounts waived are included in Expenses reduced by Service Providers in the Statements of Operations and are not subject to recoupment.
C.	Distribution and Servicing Fees. ALPS Distributors, LLC (the “Distributor”), a registered broker-dealer, acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. A portion of the Funds’ distribution expenses is paid by the Advisor.
The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Funds’ Class A and C shares. The Plan is designed to reimburse the Distributor or dealers for certain promotional and other sales related costs associated with

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

sales of such Fund shares. Unreimbursed amounts may be carried forward and paid in a subsequent year, to the extent that total expenses under the Plan do not exceed 0.25% and 0.75% of the average daily net assets of each Fund’s Class A and C shares, respectively. During the six months ended March 31, 2021, the Funds paid to the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Class A shares and 0.75% of the average daily net assets of Class C shares beneficially owned by the Distributor’s and each dealer’s existing brokerage clients. The Plan may be continued in effect from year to year if such continuance is approved annually by the Board of Trustees of the Trust, including the vote of a majority of the Independent Trustees. For the six months ended March 31, 2021, the following Funds incurred expenses pursuant to the Plan:

Fund	Class A	Class C
International Fund	$ 31,557	$32,353
Global Fund	878	3,076
Emerging Markets Fund	254,991	45,646
International Small Cap Fund	69,608	18,612
Small Cap Value Fund	96	N/A
Core Plus Fund	1,601	N/A
The Funds have adopted a Shareholder Service Plan for Class C, and have authorized sub-transfer agency fee payments for Class I, to pay to securities broker-dealers, retirement plan sponsors and administrators, banks and their affiliates, and other institutions and service professionals, as shareholder servicing agents of the Funds, an annual fee for non-distributions sub-transfer agent and/or subaccounting services up to 0.25% and 0.05% of annual net assets attributable to Class C and Class I, respectively (the “Service Fees”). For the six months ended March 31, 2021, the Funds incurred the following Service Fees:
Fund	Class C	Class I
International Fund	$10,784	$114,400
Global Fund	1,026	8,643
Emerging Markets Fund	15,215	236,746
International Small Cap Fund	6,204	74,238
Small Cap Value Fund	N/A	275
Core Plus Fund	N/A	20,249

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

NOTE 4–PURCHASES AND SALES OF SECURITIES
The cost of purchases and the proceeds from sales of securities, excluding short term investments, were as follows for the six months ended March 31, 2021:
	U.S. Government		Other
Fund	Purchases	Sales	Purchases	Sales
International Fund	$ —	$ —	$ 94,738,226	$103,252,917
Global Fund	$ —	$ —	$ 4,853,255	$ 5,167,374
Emerging Markets Fund	$ —	$ —	$220,995,280	$227,895,879
International Small Cap Fund	$ —	$ —	$ 40,815,579	$ 87,075,979
Small Cap Value Fund	$ —	$ —	$ 1,474,883	$ 354,832
Core Plus Fund	$9,785,293	$19,212,048	$ —	$ —
NOTE 5–CAPITAL STOCK TRANSACTIONS
Capital stock activity for each class of shares was as follows (shares and dollar amounts in thousands):
	International Fund				Global Fund
	Six Months Ended 3/31/2021		Year Ended 9/30/2020		Six Months Ended 3/31/2021		Year Ended 9/30/2020
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class A	129	$ 2,102	517	$ 7,187	1	$ 17	7	$ 152
Class C	35	592	77	1,090	—	—	1	25
Class I	5,502	91,712	13,849	199,257	135	2,920	37	726
Class R6	299	4,946	1,937	30,919	N/A	N/A	N/A	N/A
Issued on Reinvestment of Distributions
Class A	11	190	44	617	1	15	1	23
Class C	2	40	14	191	1	16	1	11
Class I	221	3,893	877	12,347	35	848	33	637
Class R6	26	453	90	1,236	N/A	N/A	N/A	N/A
Shares Redeemed
Class A	(247)	(4,029)	(926)	(13,330)	(21)	(405)	(29)	(543)
Class C	(68)	(1,085)	(348)	(4,819)	(3)	(55)	(20)	(413)
Class I	(5,991)	(94,796)	(23,848)	(328,952)	(139)	(3,024)	(125)	(2,578)
Class R6	(810)	(13,491)	(747)	(11,269)	N/A	N/A	N/A	N/A
Net Increase/(Decrease) Resulting from Fund Share Transactions	(891)	$ (9,473)	(8,464)	$(105,526)	10	$ 332	(94)	$(1,960)

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

	Emerging Markets Fund				International Small Cap Fund
	Six Months Ended 3/31/2021		Year Ended 9/30/2020		Six Months Ended 3/31/2021		Year Ended 9/30/2020
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class A	1,179	$ 9,870	12,328	$ 86,647	1,816	$ 17,310	1,887	$ 17,065
Class C	66	570	131	1,089	7	74	62	536
Class I	20,409	172,214	55,592	403,667	1,831	20,266	8,571	77,529
Class R6	4,353	32,996	1,974	14,767	71	796	303	2,798
Issued on Reinvestment of Distributions
Class A	—	—	512	3,895	18	200	20	191
Class C	—	—	25	200	1	15	3	29
Class I	—	—	2,773	21,237	102	1,189	270	2,491
Class R6	—	—	139	1,065	4	52	13	120
Shares Redeemed
Class A	(1,360)	(11,409)	(15,590)	(111,643)	(559)	(6,034)	(2,323)	(21,923)
Class C	(294)	(2,479)	(682)	(5,144)	(87)	(931)	(256)	(2,455)
Class I	(23,860)	(194,597)	(70,044)	(492,196)	(6,193)	(72,366)	(21,459)	(210,550)
Class R6	(1,528)	(13,116)	(2,116)	(14,838)	(177)	(2,069)	(1,191)	(9,760)
Net Increase/(Decrease) Resulting from Fund Share Transactions	(1,035)	$ (5,951)	(14,958)	$ (91,254)	(3,166)	$(41,498)	(14,100)	$(143,929)

	Small Cap Value Fund				Core Plus Fund
	Six Months Ended 3/31/2021		Year Ended 9/30/2020		Six Months Ended 3/31/2021		Year Ended 9/30/2020
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class A	20	$ 246	2	$ 20	42	$ 402	42	$ 420
Class C	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I	103	1,173	13	105	1,255	11,968	1,315	12,389
Class R6	—	—	—*	—*	—	—	—*	—*
Issued on Reinvestment of Distributions
Class A	—*	1	—*	—*	2	15	4	32
Class C	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I	2	18	—*	3	131	1,248	200	1,882
Class R6	—*	—*	—*	—*	—*	—*	—*	—*
Shares Redeemed
Class A	—	—	—*	(1)	(55)	(522)	(267)	(2,446)
Class C	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I	(7)	(80)	(7)	(63)	(2,337)	(22,295)	(1,602)	(15,042)
Class R6	—	—	—*	—*	—	—	—*	—*
Net Increase/(Decrease) Resulting from Fund Share Transactions	118	$1,358	8	$ 64	(962)	$ (9,184)	(308)	$ (2,765)

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

*	Value calculated is less than 500 shares/dollars.
NOTE 6–FEDERAL INCOME TAX MATTERS
The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are recorded. Taxes accrued on unrealized gains are reflected as a liability on the Statements of Assets and Liabilities under the caption “Foreign capital gains taxes". When assets subject to capital gains tax are sold, accrued taxes are relieved, and the actual amount of the taxes paid is reflected on the Statements of Operations as a reduction in “Net realized gain (loss) on Investments”.
GAAP requires that certain components of net assets be reclassified between financial and tax reporting. Temporary differences do not require reclassification. Temporary and permanent differences have no effect on net assets or net asset value per share. For the year ended September 30, 2020, the Funds made the following permanent book-to-tax reclassifications primarily related to the treatment of foreign currency transactions, passive foreign investment companies, paydowns and difference between book and tax accretion methods for market premium:
	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
International Fund	$ (151,301)	$ 151,301	$—
Global Fund	24,490	(24,490)	—
Emerging Markets Fund	(418,951)	418,951	—
International Small Cap Fund	1,086,211	(1,086,211)	—
Small Cap Value Fund	156	(156)	—
Core Plus Fund	136,423	(136,423)	—
As of September 30, 2020, the components of distributable earnings on a tax basis were as follows:
	International Fund	Global Fund
Cost of investments for tax purposes	$ 657,041,010	$31,404,923
Gross tax unrealized appreciation	15,545,170	5,107,335
Gross tax unrealized depreciation	(195,202,632)	(6,506,846)
Net unrealized appreciation (depreciation) on investments and foreign currency	(179,657,462)	(1,399,511)
Distributable ordinary income	—	—
Distributable long-term capital gains	—	—
Total distributable earnings	—	—
Other accumulated gains/(losses)	(70,337,853)	(9,842)
Total accumulated earnings	$(249,995,315)	$ (1,409,353)

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

	Emerging Markets Fund	International Small Cap Fund	Small Cap Value Fund	Core Plus Fund
Cost of investments for tax purposes	$1,398,731,893	$ 423,997,788	$ 597,334	$81,407,473
Gross tax unrealized appreciation	73,032,583	22,569,434	53,075	7,210,163
Gross tax unrealized depreciation	(415,131,855)	(137,159,570)	(89,909)	(646,694)
Net unrealized appreciation (depreciation) on investments and foreign currency	(342,099,272)	(114,590,136)	(36,834)	6,563,469
Distributable ordinary income	—	1,249,064	5,292	314,642
Distributable long-term capital gains	—	—	—	—
Total distributable earnings	—	1,249,064	5,292	314,642
Other accumulated gains/(losses)	(134,699,938)	(166,596,953)	(166,613)	(3,674,560)
Total accumulated earnings	$ (476,799,210)	$(279,938,025)	$(198,155)	$ 3,203,551
The differences between book and tax basis distributable earnings are primarily related to foreign currency adjustments and the differences in classification of paydown gains and losses for tax purposes compared to book purposes. These differences are permanent.
The tax composition of dividends for the years ended September 30, 2020 and September 30, 2019 for the Funds, were as follows:
	Ordinary Income		Long Term Capital Gains
	2020	2019	2020	2019
International Fund	$15,302,823	$28,827,055	$—	$ —
Global Fund	677,847	1,021,928	—	2,856,903
Emerging Markets Fund	28,580,390	27,484,796	—	—
International Small Cap Fund	2,950,375	18,353,209	—	9,532,372
Small Cap Value Fund	2,844	581,016	—	165,379
Core Plus Fund	1,949,433	2,430,949	—	—
For the period subsequent to October 31, 2019, through the fiscal year ended September 30, 2020, the International Fund, Global Fund and Emerging Markets Fund incurred $401,505, $2,697 and $6,696,630, respectively, of net capital losses and/or late year ordinary losses for which the Funds intend to treat as having occurred in the following fiscal year.

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

At September 30, 2020 the Funds had capital loss carryforwards and capital loss carryforwards utilized as indicated below:
	Indefinite	Utilized
International Fund	$ (69,936,348)	$ —
Global Fund	—	(950,950)
Emerging Markets Fund	(127,922,186)	—
International Small Cap Fund	(166,571,306)	—
Small Cap Value Fund	(162,620)	(29,483)
Core Plus Fund	(3,674,560)	—
NOTE 7–OFFERING PRICE PER SHARE
The public offering price for Class A shares is the net asset value per share plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 5.75% for the International, Global, Emerging Markets, International Small Cap and Small Cap Value Funds, and 3.75% for the Core Plus Fund. A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the redemption value of the Class A shares redeemed. Class C shares include a 1.00% CDSC paid by redeeming shareholders within 12 months of purchase. As a result the redemption price may differ from the net asset value per share. The public offering prices for I shares are the respective net asset values. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.
NOTE 8–TRANSACTIONS WITH AFFILIATES
The following issuers were affiliated with the International Small Cap Fund as defined in Section (2)(a)(3) of the 1940 Act, as these Funds held 5% or more of the outstanding voting securities of the following issuers during the six months from October 1, 2020 through March 31, 2021:
International Small Cap Fund
Issuer Name	Value At October 1, 2020	Purchases	Sales Proceeds	Realized Gain/(Loss)	Unrealized Appreciation/(Depreciation)	Value At March 31, 2021	Dividend Income
Desarrolladora Homex SAB de CV	$ 530,904	$ —	$—	$ —	$(106,991)	$423,913	$—
Urbi Desarrollos Urbanos SAB de CV	476,764	3,105	—	(1,197)	(154,945)	323,727	—
	$1,007,668	$3,105	$—	$(1,197)	$(261,936)	$747,640	$—

Brandes Investment Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

NOTE 9–OWNERSHIP BY AFFILIATED PARTIES
As of March 31, 2021, the Advisor, Trustees or affiliates of the Advisor beneficially owned more than 5% of shares in each class of the Funds as follows:
Global Fund
Class I
Shares	334,767
% of Total Outstanding Shares	22.33%

	Small Cap Value Fund		Core Plus Fund
	Class I	Class R6	Class I	Class R6
Shares	46,359	12	2,190,726	10
% of Total Outstanding Shares	29.33%	100.00%	27.51%	100.00%
NOTE 10–RISK FACTORS
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and caused major disruptions to economies and markets around the world, including the United States. Financial markets have experienced and may continue to experience extreme volatility and severe losses, and trading in many instruments was and may continue to be disrupted as a result. Liquidity for many instruments was and may continue to be greatly reduced for extended periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced and may continue to experience particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the United States. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.
NOTE 11–SUBSEQUENT EVENTS
In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Trust has concluded that there are no subsequent events to note.

Brandes Investment Trust
ADDITIONAL INFORMATION — (Unaudited)

BOARD CONSIDERATION AND CONTINUATION OF INVESTMENT ADVISORY AGREEMENT
In November 2020, the Board of Trustees of Brandes Investment Trust (“Trust”), including the independent Trustees, unanimously approved renewal of the Investment Advisory Agreement (“Agreement”) between the Trust and Brandes Investment Partners, L.P. (“Advisor”) for an additional one-year term with respect to the following series of the Trust (each, a “Fund”): Brandes Emerging Markets Value Fund, Brandes International Equity Fund, Brandes International Small Cap Equity Fund, Brandes Global Equity Fund, Brandes Small Cap Value Fund and Brandes Core Plus Fixed Income Fund.
Information Reviewed
During the course of each year, the Board receives and reviews a wide variety of materials relating to the nature, quality and extent of the services provided by the Advisor to the Funds, including reports on each Fund’s investment results, portfolio composition, portfolio trading practices, and other matters. In addition, in connection with the Board’s annual review of the Agreement, the Trustees requested and reviewed supplementary information from the Advisor that included materials and analysis about the Funds’ investment results and advisory fees; information about the services provided by the Advisor to the Funds, such as compliance monitoring and portfolio trading practices, and the risks assumed by the Advisor in connection with those services; information about the services provided and the fees charged by the Advisor to its institutional and other clients employing similar strategies, including comparisons of those services and fees to the services and fees for the Funds; financial and profitability information regarding the Advisor and its relationship with the Funds; and information about the Advisor’s investment and other personnel providing services to the Funds, as well as the Advisor’s practices to evaluate and compensate its investment personnel. The Trustees also obtained and reviewed information from FUSE Research Network LLC, an independent third party data provider, comparing the Funds’ investment results and fees and expenses to those of peer groups and categories of funds identified by FUSE as similar to the Funds.
In connection with the Board’s reviews, the Trustees received assistance and advice regarding legal and industry standards from counsel to the Trust and the independent Trustees. The Board discussed the approval of the Agreement with respect to each Fund with representatives of the Advisor at two Board meetings, and the independent Trustees discussed the Agreement in multiple private sessions with counsel at which no representatives of the Advisor were present. In deciding to approve the Agreement with respect to each Fund, the Board and the independent Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor, and each Trustee may have attributed different weight to each factor considered. This summary describes the most important, but not all, of the factors considered by the Board and the independent Trustees.

Brandes Investment Trust
ADDITIONAL INFORMATION — (Unaudited) (continued)

Nature, Quality and Extent of Services
The Trustees considered the overall nature, quality and extent of services provided by the Advisor to the Funds. They considered, among other things, the quality and depth of the Advisor’s investment, compliance and other personnel, the Advisor’s regulatory compliance resources and program, the Advisor’s business continuity and cyber-security programs, and the day-to-day administrative services provided to the Funds.
With respect to the Funds’ investment results, the Trustees reviewed and considered detailed information provided by FUSE, which utilized Morningstar data, comparing each Fund’s investment results to those of a peer group of similarly managed funds selected by FUSE, a larger group of funds selected by FUSE in the same investment classification as the subject fund, and the Fund’s benchmark index. The Trustees also met with representatives of FUSE, and discussed with them the methodology used by FUSE in determining the Funds’ peer groups and universes. The FUSE report included confirmation that FUSE had selected peer group and universe funds for comparison to the Funds independently of the Advisor. The Trustees noted that while the FUSE information covered both peer group and universe funds, the Trustees focused more on the peer group information because the peer group funds were more directly comparable to the Funds.
The Trustees considered that for the one-, three-, five- and ten-year periods ended September 30, 2020, as applicable, and since inception, the investment results of the Class I shares of the Funds were mixed versus the funds in their respective peer groups, as well as versus their respective benchmarks:
•	Emerging Markets Value: below median for the one- and three-year periods and since inception, and at median for the five-year period, and underperformed the benchmark for all periods;
•	International Equity: below median, and underperformed the benchmark, for one-, three-, five-, and ten-year periods, and above median and outperformed the benchmark since inception;
•	International Small Cap Equity: below median, and underperformed the benchmark, for all periods;
•	Global Equity: below median, and underperformed the benchmark, for all periods;
•	Small Cap Value: above median, and underperformed the benchmark, for the one- year period and since inception; and
•	Core Plus Fixed Income: below median, and underperformed the benchmark, for the one-, three- and five-year periods and since inception, and at median, and outperformed the benchmark, for the ten-year period.

Brandes Investment Trust
ADDITIONAL INFORMATION — (Unaudited) (continued)

The Trustees considered, among other things, that the Small Cap Value Fund has a short operating history as a registered investment company; that the Global Equity and Small Cap Value Funds have very small assets; and that one or more Funds from time to time may hold significant cash positions, and that these positions may impact investment performance.
In evaluating the Funds’ performance, the Trustees generally considered long-term performance to be more important than short-term performance, but noted that short-term performance may be helpful in showing an improving trend. The Trustees noted the Advisor’s continued commitment to the Graham and Dodd value strategy of investment management and its lack of style drift compared to other value managers; considered that it is not unusual for the performance of funds managed with such a long-term strategy to fall below performance measurement indices for some periods; and noted the Advisor’s observations regarding the market environment in recent years, including the extended period that the value strategy has been out of favor in the market. They also noted that the Funds’ investment approach is fully described in the prospectus, enabling the Funds’ shareholders to decide if they are willing to accept the long-term outlook associated with the Advisor’s investment approach.
Based on these reviews, the Trustees determined that under all of the circumstances the nature and quality of the services provided by the Advisor were sufficient for renewal of the Funds’ investment advisory agreement.
Advisory Fees, Total Expenses, Profitability and Ancillary Benefits
With respect to advisory fees, the Trustees considered the following:
•	The Funds’ contractual advisory fees are below the median advisory fees of the funds in their respective peer groups with the exception of the Global Equity Fund (where the advisory fee is four basis points above the median).
•	The advisory fees charged by the Advisor to comparable institutional and other accounts. The Trustees considered that these fees generally are lower than the fees charged the Funds, and noted the information provided by the Advisor regarding the additional risks, responsibilities and expenses that the Advisor incurs in sponsoring and operating the Funds.
With respect to the total expenses of the Funds, the Trustees considered the following:
•	Total expenses represent the amount actually paid by Fund shareholders.
•	All of the Funds are subject to expense caps.
•	The Funds’ actual total expenses are below the median total expenses of the funds in their respective peer groups with the exception of the Global Equity Fund (where the actual total expenses fee are six basis points above the median).

Brandes Investment Trust
ADDITIONAL INFORMATION — (Unaudited) (continued)

The Trustees determined that the Funds’ advisory fees and total expense levels were fair and reasonable.
The Trustees considered that in the past the Advisor had agreed to add breakpoints to the fee schedules for Funds where appropriate. They considered that although the fee schedules for a number of the other Funds did not yet have breakpoints, it was premature to discuss economies of scale for those Funds when the Advisor is still subsidizing the Funds’ expenses, and that the matter could be discussed in the future as the Funds’ assets increase. The Trustees concluded that there was a reasonable sharing of any efficiencies or economies of scale at this time.
The Trustees reviewed and considered information about the Advisor’s financial capability to continue to provide services to the Funds, as well as an analysis of the profitability to the Advisor of its relationship with the Funds. The Trustees considered information regarding the ancillary benefits to the Advisor from its relationship with the Funds, which primarily related to the benefits of proprietary and third-party research provided by broker-dealers executing portfolio transactions on behalf of the Funds. The Trustees concluded that the Advisor’s profitability from its relationship with the Funds is not excessive and that any ancillary benefits received are reasonable under the circumstances.
Conclusions
Based on their review, including consideration of the factors identified above, the Board and the independent Trustees concluded in the exercise of their reasonable business judgment that the advisory fees contemplated by the Agreement are fair and reasonable to each Fund and its shareholders, and that renewal of the Agreement is in the best interests of each Fund and its shareholders.
BOARD REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM
To promote effective liquidity risk management throughout the fund industry and to enhance disclosure regarding fund liquidity and redemption practices, the Securities and Exchange Commission (the “Commission”) adopted Rule 22e-4 under the 1940 Act. This Rule requires every registered open-end management investment company to establish a liquidity risk management program (the “LRMP”) that, among other things, provides for the assessment, management and review of liquidity risk, the classification of a fund’s portfolio investments into one of four liquidity buckets based upon the number of days that such investments may reasonably be expected to be converted into cash or otherwise disposed of without significantly impacting their price, the establishment of a highly liquid investment minimum where required, and the establishment of a 15% limitation on illiquid investments. Additionally, the Commission adopted Rule 30b1-10 and Form N-LIQUID, which generally requires a fund to notify the Commission when certain liquidity-related events occur.
The Trust’s Board of Trustees approved the appointment of the Advisor’s Liquidity Risk Review Committee as the administrator of the LRMP for the Funds on August 9,

Brandes Investment Trust
ADDITIONAL INFORMATION — (Unaudited) (continued)

2018, and the Funds’ LRMP on May 9, 2019. Pursuant to the LRMP, the Advisor manages liquidity risks associated with the Funds’ investments by monitoring cash and cash equivalents, the concentration of investments and the appropriateness of portfolio strategies for open-end funds, and by classifying the portfolio holdings of each of the Funds as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, the Advisor utilizes a third-party provider of liquidity monitoring services.
At the Board’s regular meeting on August 13, 2020, the Trust’s Chief Compliance Officer provided a report to the Board on the operation and effectiveness of the LRMP for the period May 9, 2019 through June 30, 2020 (the “Reporting Period”), noting that the Funds’ LRMP was adequate and effectively implemented during the Reporting Period. No significant liquidity events impacting the Funds were noted in the report, and there were no material changes to the LRMP during the Reporting Period.
PROXY VOTING PROCEDURES
The Advisor votes proxies relating to the Funds’ portfolio securities in accordance with procedures adopted by the Advisor. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-331-2979. This information is also available through the Commission’s website at http://www.sec.gov.
Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-2979. This information is also available through the Commission’s website at http://www.sec.gov.
PORTFOLIO HOLDINGS DISCLOSURE
The Trust files the Funds’ complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov. Information regarding the Trust’s Form N-PORT filings is also available, without charge, by calling toll-free, 1-800-331-2979.

Brandes Investment Trust
TRUSTEES AND OFFICERS INFORMATION — (Unaudited)

The Board is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator,the Trust's Custodian, Distributor and Transfer Agent. The Board delegates the day-to-day operations of the Trust to its officers, subject to each Fund's investment objective and policies and to general supervision by the Board. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-331-2979 or visiting www.brandes.com.
The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:
Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/Trusteeships Held by Trustee
Independent Trustees(2)
Gregory Bishop, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (1961)	Trustee	Since January 2017	Retired. Previously Executive Vice President and Head of Retail Business, PIMCO Investments, from 1997 to 2014	7	None
Robert M. Fitzgerald 11988 El Camino Real, Suite 600 San Diego, CA 92130 (1952)	Trustee	Since April 2008	Retired from 2002-2005 and since 2007; Chief Financial Officer of National Retirement Partners from 2005 to 2007.	7	Hotchkis and Wiley Mutual Funds (10 Funds)
Craig Wainscott, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (1961)	Trustee and (beginning January 2018) Chairman of the Board	Since February 2012	Retired from Russell Investments, Managing Director, US Mutual Funds; Currently Partner with The Paradigm Project and advisor to early-stage companies.	7	None

Brandes Investment Trust
TRUSTEES AND OFFICERS INFORMATION — (Unaudited) (continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/Trusteeships Held by Trustee
“Interested” Trustees(3)
Jeff Busby, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (1961)	Trustee and President	Since July 2006 Since February 2012	Executive Director of the Advisor since January 2004.	7	None
Oliver Murray 11988 El Camino Real, Suite 600 San Diego, CA 92130 (1961)	Trustee	Since February 2012	CEO, Brandes Investment Partners & Co. since 2002; Managing Director -PCPM of the Advisor since 2011.	7	None
Officers of the Trust
Thomas M. Quinlan 11988 El Camino Real, Suite 600 San Diego, CA 92130 (1970)	Secretary	Since June 2003	Associate General Counsel of the Advisor since January 2006.	N/A	N/A
Gary Iwamura, CPA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (1956)	Treasurer	Since September 1997	Finance Director of the Advisor.	N/A	N/A
Roberta Loubier 11988 El Camino Real, Suite 600 San Diego, CA 92130 (1971)	Chief Compliance Officer	Since September 2015	Global Head of Compliance of the Advisor.	N/A	N/A

(1)	Trustees and officers of the Fund serve until their resignation, removal or retirement.
(2)	Not “interested persons” of the Trust as defined in the 1940 Act.
(3)	“Interested persons” of the Trust as defined in the 1940 Act. Jeff Busby is an interested person of the Trust because he is the President of the Trust and the Executive Director of the Advisor. Oliver Murray is an interested person of the Trust, because he is the Managing Director of the Advisor.

Brandes Investment Trust
PRIVACY NOTICE

Brandes Investment Trust and Brandes Investment Partners, L.P. may collect non-public information about you from the following sources:
•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us.
We do not disclose any non-public personal information about any shareholder or former shareholder of the Fund without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.
If you hold shares of the Fund through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your non-public personal information would be shared with nonaffiliated third parties.

ADVISOR
Brandes Investment Partners, L.P.
11988 El Camino Real, Suite 600
San Diego, CA 92130
800.331.2979
DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, #1100
Denver, CO 80203
TRANSFER AGENT
The Northern Trust Company
333 South Wabash Avenue, W-38
Chicago, IL 60604
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110
This report is intended for shareholders of the Brandes International Equity Fund, the Brandes Global Equity Fund, the Brandes Emerging Markets Value Fund, the Brandes International Small Cap Equity Fund, the Brandes Small Cap Value Fund and the Brandes Core Plus Fixed Income Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.
Statements and other information herein are dated and are subject to change.
BIT 03/31

SEMI-ANNUAL
REPORT

SEPARATELY MANAGED ACCOUNT RESERVE TRUST
For the six months ended March 31, 2021

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Brandes Separately Managed Account Reserve Trust
Dear Fellow Investor,
In the six months ended March 31, 2021, the Brandes Separately Managed Account Reserve Trust declined 0.82%. During the same period, the Bloomberg Barclays U.S. Aggregate Bond Index declined 2.73%.
For fixed-income investors, the recent story has been the upward bounce in interest rates, which led to negative total returns across most fixed-income asset classes. It was bemusing to hear several market talking heads discuss dramatically higher rates and the implications for economic growth and recovery. What was scarcely discussed was that even with the 10-year U.S. Treasury rate’s move higher in March 2021, it is still in the 96th percentile of the 10-year Treasury rate data over the last 50 years.1 In other words, interest rates remain historically low.
There appears to be two drivers of higher rates.
First, the market is pricing in robust growth from an economy that is reopening at greater speed, continued unprecedented accommodative monetary policy from the Federal Reserve (Fed) and fiscal stimulus from the federal government.
The second driver of higher rates is the expectation that long-dormant inflation will begin to pick up steam. There are several fundamental factors behind these expectations, including:
•	enormous central-bank and fiscal accommodation;
•	pandemic-related supply chain bottlenecks;
•	de-globalization of supply chains in response to pandemic-related disruptions and shortages;
•	increasing commodity price pressures; and
•	U.S. savings rate near a 60-year high, indicating strong pent-up demand.
Additionally, a key factor driving inflation expectations is the Fed’s resolve to continue showering the market with liquidity until inflation runs above its 2% target.
Demand for new issues has remained robust and the reach for yield has shown few signs of abating. For example, Carnival Cruise Lines came to the bond market with the intent of raising $2.5 billion in new debt during the first quarter of 2021. Demand was so strong for the issue that Carnival was able to upsize the offering to $3.5 billion. With the new issuance, the company has now raised $11 billion in new debt since the onset of COVID-19 has left all of the company’s ships in port and current Center for Disease Control and Prevention guidance continues to keep ships docked until this fall. Carnival also reported a net loss of $2 billion in the first quarter 2021 and is currently burning through approximately $500 million in cash per month.

1 Source: Bloomberg, based on weekly data from the last 50 years; as of 3/31/2021.
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Brandes Separately Managed Account Reserve Trust
Holdings in corporate bonds contributed to positive relative returns during the period. Energy holdings were the top contributors as the global reflation trade (i.e., those expected to benefit from policies enacted after an economic slowdown) saw a strong bounce back in the price of oil. Moreover, holdings in other economically sensitive sectors such as lodging and automotive contributed to relative returns.
Recent Portfolio Activity
The Fund added new positions in T-Mobile (maturing 2/1/28, rated Ba3/BB), Continental Resources (maturing 4/15/23 and 1/15/28, rated Ba1/BB+), Avon Products (maturing 3/15/23, rated Ba3/BB-), Netflix (maturing 11/15/26, rated Ba3/BB+), Ford Motor Credit (maturing 11/1/22 and 11/13/25, rated Ba2/BB+) and Pilgrim’s Pride (maturing 9/30/27 and 4/15/31, rated B1/BB+).
In our view, the consistent theme with the newly added positions is that they offer stronger longer-term credit profiles than the rating agencies are currently giving them credit. These holdings should also be less sensitive to interest-rate movements as their credit profiles exhibit positive correlation to the economic recovery.
Finally, our purchase of Pilgrim’s Pride 2031 maturity was a sustainability bond. The bond indenture includes specific metrics that the company must hit with respect to greenhouse gas emissions. If these benchmarks are not hit, the coupon on the bond steps up to a higher coupon.
Outlook
Bond and stock markets have grown to love accommodative central banks and appear to be sanguine about rising fiscal debt levels. It seems many have come to believe that debt levels don’t matter. Maybe we are old fashioned, but we feel it’s difficult to subscribe to the belief that overall debt levels don’t matter. Therefore, we continue to bias the Fund in what we believe is a defensive manner.
In this environment, the Brandes Separately Managed Account Reserve Trust continues to favor shorter-maturity corporate bonds and those that exhibit strong, tangible asset coverage, in our view. We are underweight agency Mortgage-Backed Securities (“MBS”) and managing duration toward the shorter end of our duration-controlled range. We have a higher allocation to U.S. Treasuries that we will look to redeploy thoughtfully and efficiently—if and when market uncertainty and volatility cause credit fundamentals to become mispriced from our estimates of intrinsic value.
As always, thank you for your business and continued trust.
Sincerely yours,
The Brandes Fixed Income Investment Committee
Brandes Investment Trust
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Brandes Separately Managed Account Reserve Trust
Because the values of the fund’s investments will fluctuate with market conditions, so will the value of your investment in the fund. You could lose money on your investment in the fund, or the fund could underperform other investments. The values of the fund’s investments fluctuate in response to the activities of individual companies and general bond market and economic conditions. Investments in small and medium capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies.
As with most fixed income funds, the income on and value of your shares in the fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the fund’s average portfolio maturity and the lower the average quality of its portfolio, the greater the price fluctuation. The price of any security owned by the fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments or its credit rating. Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness than higher grade debt. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.
Past performance is not a guarantee of future results.
Short-term debt refers to fixed income securities set to mature in 1 to 5 years from the issue or purchase date. Long-term debt refers to fixed income securities set to mature more than 10 years from the issue or purchase date.
Credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All Fund securities except for those labeled “Not Rated” and “Other” have been rated by Moody’s, S&P or Fitch, which are each a Nationally Recognized Statistical Rating Organization (“NRSRO”). All Index securities except for those labeled “Not Rated” have been rated by Moody’s or S&P. Credit ratings are subject to change.
Duration: The weighted maturity of a fixed-income investment’s cash flows, used in the estimation of the price sensitivity of fixed-income securities for a given change in interest rates.
Coupon: The annual interest rate paid on a bond.
Mortgage-Backed Security: A type of asset-backed security which is secured by a mortgage or collection of mortgages.
Yield: Annual income from the investment (dividend, interest, etc.) divided by the current market price of the investment.
Asset Coverage: Measures how well a company can repay its debts by selling or liquidating its assets.
Indenture: A legal and binding contract between a bond issuer and bondholder.
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Brandes Separately Managed Account Reserve Trust
Total Return: Income plus capital appreciation.
The margin of safety for any security is defined as the discount of its market price to what the firm believes is the intrinsic value of that security.
Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.
The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.
Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.
Must be preceded or accompanied by a prospectus.
Index Guide
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. This index is a total return index which reflects the price changes and interest of each bond in the index.
One cannot invest directly in an index.
The Brandes Separately Managed Account Reserve Trust is distributed by ALPS Distributors, LLC.
5

Brandes Separately Managed Account Reserve Trust
The following chart compares the value of a hypothetical $10,000 investment in the Separately Managed Account Reserve Trust from March 31, 2011 to March 31, 2021 with the value of such an investment in the Bloomberg Barclays U.S. Aggregate Bond Index and Bloomberg Barclays U.S. Intermediate Credit Bond Index for the same period.
Value of $10,000 Investment vs Bloomberg Barclays U.S. Aggregate Bond
Index & Bloomberg Barclays U.S. Intermediate Credit Bond Index (Unaudited)
	Average Annual Total Return Periods Ended March 31, 2021(1)
	One Year	Five Years	Ten Years	Since Inception
Brandes Separately Managed Account Reserve Trust	5.45%	4.81%	4.91%	5.19%
Bloomberg Barclays U.S. Aggregate Bond Index	0.71%	3.10%	3.44%	4.17%
Bloomberg Barclays U.S. Intermediate Credit Bond Index	7.39%	3.75%	3.86%	4.54%

(1)	The inception date is October 3, 2005.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.
6

Brandes Separately Managed Account Reserve Trust
The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Asset Allocation as a Percentage of Total Investments as of
March 31, 2021 (Unaudited)
7

Brandes Separately Managed Account Reserve Trust
Expense Example (Unaudited)
As a shareholder of the Fund, you incur ongoing costs, including investment advisory and administrative fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Note that for this Fund, which is used in wrap-fee programs, fees and expenses are paid at the wrap account level rather than the Fund level.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2020 to March 31, 2021 (the “Period”).
Actual Expenses
This section provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from the Fund’s actual returns. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period*
Seperately Managed Account Reserve Trust**	$1,000.00	$991.80	0.00%	$0.00

*	The Fund’s expenses are equal to the Fund’s expense ratio for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one half-year period).
**	No expenses have been charged to the Brandes Separately Managed Account Reserve Trust (“SMART Fund”) over the period, as the SMART Fund participates in a wrap-fee program sponsored by investment advisors unaffiliated with the SMART Fund. See Note 3 to the Financial Statements. Fees and expenses are charged at the wrap account level.
Hypothetical Example for Comparison Purposes
This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
8

Brandes Separately Managed Account Reserve Trust
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage commissions on purchase and sales of Fund shares. Therefore, the last column of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Fund	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period*
Seperately Managed Account Reserve Trust**	$1,000.00	$1,024.93	0.00%	$0.00

*	The Fund’s expenses are equal to the Fund’s expense ratio for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one half-year period).
**	No expenses have been charged to the Brandes Separately Managed Account Reserve Trust (“SMART Fund”) over the period, as the SMART Fund participates in a wrap-fee program sponsored by investment advisors unaffiliated with the SMART Fund. See Note 3 to the Financial Statements. Fees and expenses are charged at the wrap account level.
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Brandes Separately Managed Account Reserve Trust
SCHEDULE OF INVESTMENTS — March 31, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS – 0.00%
Household Durables – 0.00%
Urbi Desarrollos Urbanos SAB de CV (a)	8,806	$ 3,533
TOTAL COMMON STOCKS (Cost $1,887,388)		$ 3,533

	Principal Amount	Value
FEDERAL AND FEDERALLY SPONSORED CREDITS – 5.99%
Federal Home Loan Mortgage Corporation – 2.25%
Pool G1-8578 3.000%, 12/1/2030	1,197,356	$ 1,266,604
Pool SD-8001 3.500%, 7/1/2049	1,749,699	1,845,778
Pool SD-8003 4.000%, 7/1/2049	923,520	990,312
		4,102,694
Federal National Mortgage Association – 3.74%
Pool AL9865 3.000%, 2/1/2047	960,754	1,008,822
Pool AS6201 3.500%, 11/1/2045	579,619	622,286
Pool BN6683 3.500%, 6/1/2049	1,360,558	1,436,172
Pool CA1624 3.000%, 4/1/2033	1,592,911	1,693,741
Pool MA3687 4.000%, 6/1/2049	1,913,235	2,051,347
		6,812,368
TOTAL FEDERAL AND FEDERALLY SPONSORED CREDITS (Cost $10,433,544)		$ 10,915,062
OTHER MORTGAGE RELATED SECURITIES – 0.00%
Collateralized Mortgage Obligations – 0.00%
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR14 3.080%, 10/25/2036(b)	2,105	$ 2,014
TOTAL OTHER MORTGAGE RELATED SECURITIES (Cost $2,105)		$ 2,014
US GOVERNMENTS – 31.53%
Sovereign – 31.53%
United States Treasury Bond
4.750%, 2/15/2037	19,535,000	$ 26,677,485
3.500%, 2/15/2039	16,750,000	20,043,076

United States Treasury Note 2.375%, 5/15/2029	10,135,000	10,762,103
TOTAL US GOVERNMENTS (Cost $55,263,092)		$ 57,482,664
CORPORATE BONDS – 58.35%
Automobiles – 3.01%
Ford Motor Credit Co. LLC
5.875%, 8/2/2021	1,850,000	$ 1,874,882
3.350%, 11/1/2022	1,925,000	1,963,885
The accompanying notes to financial statements are an integral part of this Schedule of Investments.
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Brandes Separately Managed Account Reserve Trust
SCHEDULE OF INVESTMENTS — March 31, 2021 (Unaudited) (continued)

	Principal Amount	Value
3.375%, 11/13/2025	1,625,000	$ 1,652,625

		5,491,392
Banks – 11.11%
Goldman Sachs Group, Inc. 3.000%, 4/26/2022	3,405,000	3,410,323
JPMorgan Chase & Co. 3.682% (3M LIBOR + 3.470%), Perpetual(c)	6,083,000	6,072,355
USB Capital IX 3.500% (3M LIBOR + 1.020%, minimum of 3.500%), Perpetual(c)	8,525,000	8,184,000
Wells Fargo & Co. 2.100%, 7/26/2021	2,577,000	2,591,704
		20,258,382
Commercial Services & Supplies – 5.86%
Iron Mountain, Inc. 4.875%, 9/15/2027(d)	2,925,000	2,992,641
Prime Security Services Borrower LLC
5.750%, 4/15/2026(d)	3,620,000	3,906,794
6.250%, 1/15/2028(d)	3,635,000	3,783,999

		10,683,434
Consumer Products – 5.29%
Avon Products, Inc. 6.500%, 3/15/2023	5,925,000	6,310,125
Travel + Leisure Co. 3.900%, 3/1/2023	3,225,000	3,325,136
		9,635,261
Containers & Packaging – 1.12%
Sealed Air Corp. 4.000%, 12/1/2027(d)	1,990,000	2,037,263
Electric Utilities – 0.79%
FirstEnergy Corp. 7.375%, 11/15/2031	1,075,000	1,437,501
Food, Beverage & Tobacco – 4.18%
Pilgrim's Pride Corp.
5.750%, 3/15/2025(d)	3,875,000	3,954,825
5.875%, 9/30/2027(d)	720,000	771,624
4.250%, 4/15/2031(d)	2,905,000	2,894,048

		7,620,497
Health Care Facilities & Services – 3.43%
Tenet Healthcare Corp.
5.125%, 5/1/2025	1,270,000	1,287,843
The accompanying notes to financial statements are an integral part of this Schedule of Investments.
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Brandes Separately Managed Account Reserve Trust
SCHEDULE OF INVESTMENTS — March 31, 2021 (Unaudited) (continued)

	Principal Amount	Value
4.875%, 1/1/2026(d)	4,780,000	$ 4,968,141

		6,255,984
Homebuilders – 3.55%
PulteGroup, Inc. 5.500%, 3/1/2026	3,920,000	4,573,758
Toll Brothers Finance Corp. 4.875%, 11/15/2025	1,710,000	1,904,512
		6,478,270
Media – 1.88%
Charter Communications Operating LLC 4.908%, 7/23/2025	1,325,000	1,502,761
Netflix, Inc. 4.375%, 11/15/2026	1,725,000	1,927,256
		3,430,017
Oil, Gas & Consumable Fuels – 10.38%
BP Capital Markets Plc 3.506%, 3/17/2025	3,375,000	3,678,172
Chevron Corp. 2.100%, 5/16/2021	1,460,000	1,461,812
Continental Resources, Inc.
4.500%, 4/15/2023	1,845,000	1,910,866
4.375%, 1/15/2028	1,105,000	1,166,935

Kinder Morgan, Inc. 4.300%, 6/1/2025	1,921,000	2,144,459
Occidental Petroleum Corp.
1.644% (3M LIBOR + 1.450%), 8/15/2022(c)	2,195,000	2,171,847
3.500%, 6/15/2025	1,705,000	1,687,950

Range Resources Corp. 5.000%, 3/15/2023	4,630,000	4,705,238
		18,927,279
Technology – 3.37%
VMware, Inc.
4.500%, 5/15/2025	1,430,000	1,594,365
3.900%, 8/21/2027	4,176,000	4,557,010

		6,151,375
Telecommunications – 4.38%
AT&T, Inc. 3.000%, 6/30/2022	5,235,000	5,380,519
Telecom Italia Capital SA 6.375%, 11/15/2033	906,000	1,073,610
The accompanying notes to financial statements are an integral part of this Schedule of Investments.
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Brandes Separately Managed Account Reserve Trust
SCHEDULE OF INVESTMENTS — March 31, 2021 (Unaudited) (continued)

	Principal Amount	Value
T-Mobile USA, Inc. 4.750%, 2/1/2028	1,435,000	$ 1,533,513
		7,987,642
TOTAL CORPORATE BONDS (Cost $101,399,126)		$ 106,394,297
ASSET BACKED SECURITIES – 3.02%
Student Loan – 3.02%
SLM Private Credit Student Loan Trust Series 2004-B, 0.614%, (3M LIBOR + 0.430%), 9/15/2033(c)	1,500,000	$ 1,458,749
SLM Private Credit Student Loan Trust Series 2005-A, 0.494%, (3M LIBOR + 0.310%), 12/15/2038(c)	1,672,142	1,647,657
SLM Private Credit Student Loan Trust Series 2006-A, 0.474%, (3M LIBOR + 0.290%), 6/15/2039(c)	2,465,747	2,408,999
TOTAL ASSET BACKED SECURITIES (Cost $5,244,642)		$ 5,515,405

	Shares	Value
WARRANTS – 0.11%
Oil, Gas & Consumable Fuels – 0.11%
Chesapeake Energy Corp., Exp. 2/9/2026, Strike $27.63, 0.000, (a)	9,406	$ 193,952
TOTAL WARRANTS (Cost $43,828)		$ 193,952
SHORT-TERM INVESTMENTS – 2.22%
Money Market Funds – 2.22%
Northern Institutional Funds - Treasury Portfolio (Premier), 0.01%(e)	4,045,045	$ 4,045,044
TOTAL SHORT-TERM INVESTMENTS (Cost $4,045,044)		$ 4,045,044
Total Investments (Cost $178,318,769) – 101.22%		$184,551,971
Liabilities in Excess of Other Assets – (1.22)%		(2,232,995)
Total Net Assets – 100.00%		$182,318,976

Percentages are stated as a percent of net assets.

LIBOR London Interbank Offered Rate

(a)	Non-income producing security.
(b)	Variable rate security. The coupon is based on an underlying pool of loans.
(c)	Variable rate security. The coupon is based on a reference index and spread index.
(d)	Acquired in a transaction exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $25,309,335 which represented 13.88% of the net assets of the Fund.
(e)	The rate shown is the annualized seven day yield as of March 31, 2021.
The accompanying notes to financial statements are an integral part of this Schedule of Investments.
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SCHEDULE OF INVESTMENTS — March 31, 2021 (Unaudited) (continued)

The industry classifications represented in the Schedule of Investments are in accordance with Bloomberg Industry Classification Standards (BICS) or were otherwise determined by the Advisor to be appropriate. This information is unaudited.
The accompanying notes to financial statements are an integral part of this Schedule of Investments.
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Brandes Separately Managed Account Reserve Trust
STATEMENT OF ASSETS AND LIABILITIES — March 31, 2021 (Unaudited)

ASSETS
Investment in securities, at cost	$178,318,769
Investment in securities, at value	$184,551,971
Receivables:
Fund shares sold	46,881
Interest	1,104,743
Total Assets	185,703,595
LIABILITIES
Payables:
Payable for securities purchased	2,875,775
Fund shares redeemed	468,673
Dividends payable	40,171
Total Liabilities	3,384,619
NET ASSETS	$182,318,976
COMPONENTS OF NET ASSETS
Paid-in Capital	$185,753,305
Total distributable earnings (loss)	(3,434,329)
Total Net Assets	$182,318,976
Net asset value, offering price and redemption proceeds per share
Net Assets	$182,318,976
Shares outstanding (unlimited shares authorized without par value)	20,991,722
Offering and redemption price	$ 8.69
The accompanying notes to financial statements are an integral part of this statement.
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Brandes Separately Managed Account Reserve Trust
STATEMENT OF OPERATIONS — For the Six Months Ended March 31, 2021 (Unaudited)

INVESTMENT INCOME
Income
Dividend income	$ 136
Interest income	2,798,429
Total Income	2,798,565
Expenses (Note 3)
Total expenses	—
Total net expenses	—
Net investment income	2,798,565
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	2,338,557
Net change in unrealized appreciation (depreciation) on investments	(6,700,398)
Net realized and unrealized loss on investments	(4,361,841)
Net decrease in net assets resulting from operations	$(1,563,276)
The accompanying notes to financial statements are an integral part of this statement.
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Brandes Separately Managed Account Reserve Trust
STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2021	Year Ended September 30, 2020
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income	$ 2,798,565	$ 6,349,385
Net realized gain (loss) on investments	2,338,557	(7,821,691)
Net change in unrealized appreciation (depreciation) on investments	(6,700,398)	12,127,547
Net increase (decrease) in net assets resulting from operations	(1,563,276)	10,655,241
DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	(3,705,992)	(6,313,021)
Decrease in net assets from distributions	(3,705,992)	(6,313,021)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	22,021,251	35,721,282
Net asset value of shares issued on reinvestment of distributions	3,408,847	5,886,403
Cost of shares redeemed	(19,066,404)	(41,757,830)
Net increase (decrease) in net assets from capital share transactions	6,363,694	(150,145)
Total increase in net assets	1,094,426	4,192,075
NET ASSETS
Beginning of the Period	181,224,550	177,032,475
End of the Period	$182,318,976	$181,224,550
The accompanying notes to financial statements are an integral part of this statement.
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Brandes Separately Managed Account Reserve Trust
FINANCIAL HIGHLIGHTS

	Six Months Ended March 31,	Year Ended September 30,
	2021	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 8.94	$ 8.73	$ 8.65	$ 8.94	$ 9.02	$ 8.69
Total from investment operations:
Net investment income(1)	0.14	0.31	0.36	0.39	0.39	0.44
Net realized and unrealized gain/(loss) on investments	(0.21)	0.21	0.08	(0.29)	(0.08)	0.33
Total from investment operations	(0.07)	0.52	0.44	0.10	0.31	0.77
Less dividends and distributions:
Dividends from net investment income	(0.18)	(0.31)	(0.36)	(0.39)	(0.39)	(0.44)
Total dividends and distributions	(0.18)	(0.31)	(0.36)	(0.39)	(0.39)	(0.44)
Net asset value, end of period	$ 8.69	$ 8.94	$ 8.73	$ 8.65	$ 8.94	$ 9.02
Total return	(0.82%) (2)	6.05%	5.29%	1.12%	3.57%	9.24%
Net assets, end of period (millions)	$182.3	$181.2	$177.0	$176.6	$176.7	$163.9
Ratio of expenses to average net assets(3)	0.00% (4)	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net investment income to average net assets(3)	3.07% (4)	3.52%	4.27%	4.43%	4.39%	5.12%
Portfolio turnover rate	22.60% (2)	32.24%	35.99%	42.90%	39.74%	53.60%

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	Not annualized.
(3)	Reflects the fact that no fees or expenses are incurred by the Fund. The Fund is an integral part of “wrap-fee” programs sponsored by investment advisors and/or broker-dealers unaffiliated with the Fund or the Advisor. Participants in these programs pay a “wrap” fee to the sponsor of the program.
(4)	Annualized.
The accompanying notes to financial statements are an integral part of this statement.
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Brandes Separately Managed Account Reserve Trust
NOTES TO FINANCIAL STATEMENTS

NOTE 1–ORGANIZATION
The Separately Managed Account Reserve Trust (the “Fund”) is a series of Brandes Investment Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund began operations on October 3, 2005. The Fund invests its assets primarily in debt securities and seeks to maximize total return.
NOTE 2–SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services-Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles (“GAAP”) in the United States of America.
A.	Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Trustees. Each Fund will always receive and maintain, as collateral, U.S. Government securities whose market value, including accrued interest (which is recorded in the Schedules of Investments), will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund’s custodian. If the term of any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. Before causing the Fund to enter into a repurchase agreement with any other party, the investment advisor will determine that such party does not have any apparent risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At March 31, 2021, the Fund did not invest in repurchase agreements.
B.	Foreign Currency Translation and Transactions. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rates of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rates of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange
19

Brandes Separately Managed Account Reserve Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.
Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.
C.	Delayed Delivery Securities. The Fund may purchase securities on a when issued or delayed delivery basis. “When-issued” or delayed delivery refers to securities whose terms are available and for which a market exists, but that have not been issued. For a when-issued or delayed delivery transaction, no payment is made until delivery date, which is typically longer than the normal course of settlement. When the Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise if the market value of the underlying securities change, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. The Fund did not have any open commitments on delayed delivery securities as of March 31, 2021.
D.	Security Transactions, Dividends and Distributions. Security transactions are accounted for on the trade dates. Realized gains and losses are evaluated on the basis of identified costs. Distributions from net investment income are declared daily and paid monthly. Distributions of net realized gains, if any, are declared at least annually. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Interest is recorded on an accrual basis. The Fund amortizes premiums and accretes discounts using the constant yield method.
E.	Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and assumptions.
F.	Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. The Trust
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NOTES TO FINANCIAL STATEMENTS — (continued)

has indemnified its trustees against any expenses actually and reasonably incurred by the trustees in any proceeding arising out of or in connection with the trustees’ service to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.
G.	Accounting for Uncertainty in Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund may be subject to a nondeductible excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Fund intends to distribute its net investment income and capital gains as necessary to avoid this excise tax. Therefore, no provision for federal income taxes or excise taxes has been made.
The Trust analyzes all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years for the Fund are those that are open for exam by taxing authorities (2017 through 2020). As of March 31, 2021 the Trust has no examinations in progress.
Management has analyzed the Trust’s tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-ended September 30, 2020.
The Trust identifies its major tax jurisdictions as the U.S. Government and the State of California. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
H.	Fair Value Measurements. The Trust has adopted GAAP accounting principles related to fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
Level 1—Fair value measurement within Level 1 should be based on an unadjusted quoted price in an active market that the Fund has the ability to access for the asset or liability at the measurement date. Because a quoted price alone forms the basis for the measurement, the access requirement
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Brandes Separately Managed Account Reserve Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

within Level 1 limits discretion in pricing the asset or liability, including in situations in which there are multiple markets for the asset or liability with different prices and no single market represents a principal market for the asset or liability. Importantly, the FASB has indicated that when a quoted price in an active market for a security is available, that price should be used to measure fair value without regard to an entity’s intent to transact at that price.
Level 2—Fair value measurement within Level 2 should be based on all inputs other than unadjusted quoted prices included within Level 1 that are observable for the asset or liability. Other significant observable market inputs include quoted prices for similar instruments in active markets, quoted adjusted prices in active markets, quoted prices for identical or similar instruments in markets that are not active, and model derived valuations in which the majority of significant inputs and significant value drivers are observable in active markets.
Level 3—Fair value measurement within Level 3 should be based on unobservable inputs in such cases where markets do not exist or are illiquid. Significant unobservable inputs include model derived valuations in which the majority of significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.
I.	Security Valuation. Bonds and other fixed-income securities (other than repurchase agreements and demand notes) are valued using the bid price on the day of the valuation provided by an independent pricing service.
Securities traded on a national securities exchange are valued at the last reported sale price at the close of regular trading on each day the exchange is open for trading. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price. Securities traded on an exchange for which there has been no sales on the valuation date are valued at the mean between last bid and ask price on such day. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith pursuant to procedures adopted by the Board of Trustees.
Repurchase agreements and demand notes, for which neither vendor pricing nor market maker prices are available, are valued at amortized cost on the day of valuation, unless Brandes Investment Partners, L.P. (the “Advisor”) determines that the use of amortized cost valuation on such day is not appropriate (in which case such instrument is fair valued in accordance with the fair value procedures of the Trust).
22

Brandes Separately Managed Account Reserve Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

The Trust has adopted valuation procedures that allow for fair value pricing for use in appropriate circumstances. For example, such circumstances may arise when trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Fund calculates its own share price. If no price, or in the Advisor’s determination no price representing fair value, is provided for a security held by the Fund by an independent pricing agent, then the security will be fair valued. Thinly traded securities and certain foreign securities may be impacted more by the use of fair valuations than other securities.
In using fair value pricing, the Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. When using fair value to price securities, the Fund may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.
Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.
Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/ spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.
23

Brandes Separately Managed Account Reserve Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.
Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each package of underlying securities. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, estimated cash flows and marketbased yield spreads for each tranche, current market data and packaged collateral performance, as available. Mortgage and asset-backed securities that use such valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy only if there are significant observable inputs used.
Common stocks, exchange-traded fund shares and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities or commodities exchange, are valued at the last reported sales price, in the case of common stocks and exchange-traded fund shares, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.
Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the New York Stock Exchange (“NYSE”). These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. None of the Fund’s securities were fair valued utilizing this method as of March 31, 2021.
Investments in registered open-end management investment companies are valued based upon the Net Asset Values (“NAVs”) of such investments and are categorized as Level 1 of the fair value hierarchy. If, on a particular day, a share price of an investment company is not readily available, such securities are fair valued in accordance with the fair value procedures of the Trust.
Certain securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees. The Fair Valuation Committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Fair Valuation Committee is authorized to make all necessary determinations of the fair
24

Brandes Separately Managed Account Reserve Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

value of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.
The following is a summary of the level inputs used, as of March 31, 2021, involving the Fund's assets carried at fair value. The inputs used for valuing securities may not be an indication of the risk associated with investing in those securities.
Description	Level 1	Level 2	Level 3	Total
Seperately Managed Account Reserve Trust
Common Stocks	$ 3,533	$ —	$—	$ 3,533
Asset Backed Securities	—	5,515,405	—	5,515,405
Corporate Bonds	—	106,394,297	—	106,394,297
Government Securities	—	57,482,664	—	57,482,664
Warrants	193,952	—	—	193,952
Mortgage Backed Securities	—	10,917,076	—	10,917,076
Short-Term Investments	4,045,044	—	—	4,045,044
Total Investments in Securities	$4,242,529	$180,309,442	$—	$184,551,971
There were no Level 3 securities in the Fund at the beginning or the end of the period ended March 31, 2021.
NOTE 3–INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
A.	Advisor Fee. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor receives no advisory fee or other fee from the Fund. The financial statements of the Fund reflect the fact that no fees or expenses are incurred by the Fund. It should be understood, however, that the Fund is an integral part of “wrap-fee” programs sponsored by investment advisors unaffiliated with the Fund and the Advisor. Typically, participants in these programs pay a “wrap-fee” to their investment advisors. Although the Fund does not compensate the Advisor directly for its service under the Investment Advisory Agreement, the Advisor benefits from its relationships with the sponsors of wrap-fee programs for which the Fund is an investment option. Certain officers and Trustees of the Trust are also officers of the Advisor.
B.	Administration Fee. The Northern Trust Company (the "Administrator") acts as the administrator for the fund. The Administrator prepares various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses;
25

Brandes Separately Managed Account Reserve Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

and prepares several Fund reports. The Advisor compensates the Administrator on behalf of the Fund for the services the Administrator performs for the Fund.
C.	Distribution Fees. ALPS Distributors, Inc. (the “Distributor”), a registered broker-dealer, acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. All of the Fund’s distribution fees are paid by the Advisor.
NOTE 4–PURCHASES AND SALES OF SECURITIES
The cost of purchases and the proceeds from sales of securities of the Fund, excluding short-term investments, were as follows for the period ended March 31, 2021:
U.S. Government		Other
Purchases	Sales	Purchases	Sales
$20,847,402	$21,283,150	$23,553,165	$18,460,254
NOTE 5–CAPITAL STOCK TRANSACTIONS
The Fund’s capital stock activity in shares and dollars during the six month period ended March 31, 2021 and the year ended September 30, 2020, was as follows (shares and dollar amounts in thousands):
	Six Months Ended 3/31/2021		Year Ended 9/30/2020
	Shares	Amount	Shares	Amount
Shares Sold	2,480	$ 22,021	4,091	$ 35,721
Issued on Reinvestment of Distributions	385	3,409	672	5,886
Shares Redeemed	(2,148)	(19,067)	(4,775)	(41,757)
Net Increase/(Decrease) Resulting from Fund Share Transactions	717	$ 6,363	(12)	$ (150)
NOTE 6–FEDERAL INCOME TAX MATTERS
GAAP requires that certain components of net assets be reclassified between financial and tax reporting. Temporary differences do not require reclassification. Temporary and permanent differences have no effect on net assets or net asset value per share. For the year ended September 30, 2020, the Fund made the following permanent book-to-tax reclassifications primarily related to the treatment of paydowns, the difference between book and tax accretion methods for market premium and the expiration of capital loss carryforwards:
Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$462,693	$(462,693)	$—
26

Brandes Separately Managed Account Reserve Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

As of September 30, 2020, the Fund’s components of distributable earnings on a tax basis were as follows:
Cost of investments for tax purposes	$169,952,701
Gross tax unrealized appreciation	15,862,137
Gross tax unrealized depreciation	(2,928,537)
Net unrealized appreciation (depreciation)	12,933,600
Distributable ordinary income	748,247
Distributable long-term capital gains	—
Total distributable earnings	748,247
Other accumulated losses	(11,846,908)
Total accumulated gains	$ 1,834,939
The differences between book and tax basis distributable earnings are primarily related to the differences in classification of paydown gains and losses for tax purposes compared to book purposes. The difference between book and tax basis unrealized depreciation on investments is due primarily to timing differences resulting from wash sale transactions. These differences are temporary.
As of September 30, 2020, the Fund had a capital loss with an indefinite expiration in the amount of $11,846,908. At September 30, 2020, the Fund did not utilize capital loss carryforwards. At September 30, 2020, the Fund did not have capital loss carryforwards expire.
The tax compositions of dividends for the years ended September 30, 2020 and September 30, 2019 for the Fund were as follows:
Ordinary Income		Long Term Capital Gains
2020	2019	2020	2019
$6,313,021	$7,370,935	$—	$—
NOTE 7–RISK FACTORS
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and caused major disruptions to economies and markets around the world, including the United States. Financial markets have experienced and may continue to experience extreme volatility and severe losses, and trading in many instruments was and may continue to be disrupted as a result. Liquidity for many instruments was and may continue to be greatly reduced for extended periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced and may continue to experience particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
27

Brandes Separately Managed Account Reserve Trust
NOTES TO FINANCIAL STATEMENTS — (continued)

Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the United States. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.
NOTE 8–SUBSEQUENT EVENTS
In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Trust has concluded that there are no subsequent events to note.
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Brandes Separately Managed Account Reserve Trust
ADDITIONAL INFORMATION — (Unaudited)

BOARD CONSIDERATION AND CONTINUATION OF INVESTMENT ADVISORY AGREEMENT
In November 2020, the Board of Trustees of Brandes Investment Trust (“Trust”), including the independent Trustees, unanimously approved renewal of the Investment Advisory Agreement (“Agreement”) between the Trust and Brandes Investment Partners, L.P. (“Advisor”) for an additional one-year term with respect to the Separately Managed Account Reserve Trust, a series of the Trust (the “Fund”).
Information Reviewed
During the course of each year, the Board receives and reviews a wide variety of materials relating to the nature, quality and extent of the services provided by the Advisor to the series of the Trust including the Fund (collectively, the “funds”), including reports on each fund’s investment results, portfolio composition, portfolio trading practices, and other matters. In addition, in connection with the Board’s annual review of the Agreement, the Trustees requested and reviewed supplementary information from the Advisor that included materials and analysis about the funds’ investment results and advisory fees; information about the services provided by the Advisor to the funds, such as compliance monitoring and portfolio trading practices, and the risks assumed by the Advisor in connection with those services; information about the services provided and the fees charged by the Advisor to its institutional and other clients employing similar strategies, including comparisons of those services and fees to the services and fees for the funds; financial and profitability information regarding the Advisor and its relationship with the funds; and information about the Advisor’s investment and other personnel providing services to the funds, as well as the Advisor’s practices to evaluate and compensate its investment personnel. The Trustees also obtained and reviewed information from FUSE Research Network LLC, an independent third party data provider, comparing the funds’ investment results and fees and expenses to those of peer groups and categories of funds identified by FUSE as similar to the funds. The materials and information received throughout the year and in connection with the review of the Agreement with respect to the Fund addressed the Fund as applicable.
In connection with the Board’s reviews, the Trustees received assistance and advice regarding legal and industry standards from counsel to the Trust and the independent Trustees. The Board discussed the approval of the Agreement with respect to the funds with representatives of the Advisor at two Board meetings, and the independent Trustees discussed the Agreement in multiple private sessions with counsel at which no representatives of the Advisor were present. In deciding to approve the Agreement with respect to the Fund, the Board and the independent Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor, and each Trustee may have attributed different weight to each factor considered. This summary describes the most important, but not all, of the factors considered by the Board and the independent Trustees.
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Brandes Separately Managed Account Reserve Trust
ADDITIONAL INFORMATION — (Unaudited) (continued)

Nature, Quality and Extent of Services
The Trustees considered the overall nature, quality and extent of services provided by the Advisor to the Fund. They considered, among other things, the quality and depth of the Advisor’s investment, compliance and other personnel, the Advisor’s regulatory compliance resources and program, the Advisor’s business continuity and cyber-security programs, and the day-to-day administrative services provided to the Fund.
With respect to the Fund’s investment results, the Trustees reviewed and considered detailed information provided by FUSE, which utilized Morningstar data, comparing the Fund’s investment results to those of a peer group of similarly managed funds selected by FUSE, a larger group of funds selected by FUSE in the same investment classification as the Fund, and the Fund’s benchmark index. The Trustees also met with representatives of FUSE, and discussed with them the methodology used by FUSE in determining the Fund’s peer group and category. The FUSE report included confirmation that FUSE had selected peer group and category funds for comparison to the Fund independently of the Advisor. The Trustees noted that while the FUSE information covered both peer group and universe funds, the Trustees focused more on the peer group information because the peer group funds were more directly comparable to the Fund.
The Trustees considered that for the one-, three-, and five-year periods ended September 30, 2020, the investment results of the Fund’s single class of shares were below the median of the funds in its peer group, were above the median for the ten-year period, and were at the median for the period since inception. They also considered that the Fund’s performance was below benchmark for the one- and three-year periods, but was above benchmark for the five- and ten-year periods and the period since inception.
In evaluating the Fund’s performance, the Trustees generally considered long-term performance to be more important than short-term performance, but noted that short-term performance may be helpful in showing an improving trend. The Trustees noted the Advisor’s continued commitment to the Graham and Dodd value strategy of investment management and its lack of style drift compared to other value managers; considered that it is not unusual for the performance of funds managed with such a long-term strategy to fall below performance measurement indices for some periods; and noted the Advisor’s observations regarding the market environment in recent years, including the extended period that the value strategy has been out of favor in the market. They also noted that the Fund’s investment approach is fully described in the prospectus, enabling Fund shareholders to decide if they are willing to accept the long-term outlook associated with the Advisor’s investment approach.
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Brandes Separately Managed Account Reserve Trust
ADDITIONAL INFORMATION — (Unaudited) (continued)

Based on these reviews, the Trustees determined that under all of the circumstances the nature and quality of the services provided by the Advisor were sufficient for renewal of the Fund’s investment advisory agreement.
Advisory Fees, Total Expenses, Profitability and Ancillary Benefits
With respect to advisory fees, the Trustees considered that investors in the Fund must be clients of wrap account programs sponsored by broker-dealers which have agreements with the Advisor or certain other persons or entities. They considered that the Fund does not pay advisory fees or other expenses, all of which are borne by the Advisor, but that investors pay management fees and other expenses at the wrap account level, and that the Advisor receives compensation from the wrap program sponsors and others. The Trustees determined that the Fund’s advisory fees and total expense levels were fair and reasonable in light of the structure of the product. The Trustees also concluded that there was a reasonable sharing of any efficiencies or economies of scale at this time in light of the structure of the product.
The Trustees reviewed and considered information about the Advisor’s financial capability to continue to provide services to the Fund, as well as an analysis of the profitability to the Advisor of its relationship with the Fund. The Trustees considered information regarding the ancillary benefits to the Advisor from its relationship with the Fund, which primarily related to compensation from wrap program sponsors that offer the Fund. The Trustees concluded that the Advisor’s profitability from its relationship with the Fund is not excessive and that any ancillary benefits received are reasonable under the circumstances.
Conclusions
Based on their review, including consideration of the factors identified above, the Board and the independent Trustees concluded in the exercise of their reasonable business judgment that the Agreement is fair and reasonable to the Fund and its shareholders, and that renewal of the Agreement is in the best interests of the Fund and its shareholders.
BOARD REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM
To promote effective liquidity risk management throughout the fund industry and to enhance disclosure regarding fund liquidity and redemption practices, the Securities and Exchange Commission (the “Commission”) adopted Rule 22e-4 under the 1940 Act. This Rule requires every registered open-end management investment company to establish a liquidity risk management program (the “LRMP”) that, among other things, provides for the assessment, management and review of liquidity risk, the classification of a fund’s portfolio investments into one of four liquidity buckets based upon the number of days that such investments may reasonably be expected to be converted into cash or otherwise disposed of without significantly impacting their price, the establishment of a highly liquid investment minimum where required, and the establishment of a 15% limitation on illiquid investments. Additionally, the
31

Brandes Separately Managed Account Reserve Trust
ADDITIONAL INFORMATION — (Unaudited) (continued)

Commission adopted Rule 30b1-10 and Form N-LIQUID, which generally requires a fund to notify the Commission when certain liquidity-related events occur.
The Trust’s Board of Trustees approved the appointment of the Advisor’s Liquidity Risk Review Committee as the administrator of the LRMP for the Fund on August 9, 2018, and the Fund’s LRMP on May 9, 2019. Pursuant to the LRMP, the Advisor manages liquidity risks associated with the Fund’s investments by monitoring cash and cash equivalents, the concentration of investments and the appropriateness of portfolio strategies for open-end funds, and by classifying the portfolio holdings of the Fund as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, the Advisor utilizes a third-party provider of liquidity monitoring services.
At the Board’s regular meeting on August 13, 2020, the Trust’s Chief Compliance Officer provided a report to the Board on the operation and effectiveness of the LRMP for the period May 9, 2019 through June 30, 2020 (the “Reporting Period”), noting that the Fund’s LRMP was adequate and effectively implemented during the Reporting Period. No significant liquidity events impacting the Fund were noted in the report, and there were no material changes to the LRMP during the Reporting Period.
PROXY VOTING PROCEDURES
The Advisor votes proxies relating to the Fund’s portfolio securities in accordance with procedures adopted by the Advisor. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-331-2979. This information is also available through the Commission’s website at http://www.sec.gov.
Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-2979. This information is also available through the Commission’s website at http://www.sec.gov.
PORTFOLIO HOLDINGS DISCLOSURE
The Trust files the Fund's complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov. Information regarding the Trust’s Form N-PORT filings is also available, without charge, by calling toll-free, 1-800-331-2979.
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Brandes Separately Managed Account Reserve Trust
TRUSTEES AND OFFICERS INFORMATION — (Unaudited)

The Board is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator,the Trust's Custodian, Distributor and Transfer Agent. The Board delegates the day-to-day operations of the Trust to its officers, subject to each Fund's investment objective and policies and to general supervision by the Board. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-331-2979 or visiting www.brandes.com.
The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:
Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/Trusteeships Held by Trustee
Independent Trustees(2)
Gregory Bishop, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (1961)	Trustee	Since January 2017	Retired. Previously Executive Vice President and Head of Retail Business, PIMCO Investments, from 1997 to 2014	7	None
Robert M. Fitzgerald 11988 El Camino Real, Suite 600 San Diego, CA 92130 (1952)	Trustee	Since April 2008	Retired from 2002-2005 and since 2007; Chief Financial Officer of National Retirement Partners from 2005 to 2007.	7	Hotchkis and Wiley Mutual Funds (10 Funds)
Craig Wainscott, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (1961)	Trustee and (beginning January 2018) Chairman of the Board	Since February 2012	Retired from Russell Investments, Managing Director, US Mutual Funds; Currently Partner with The Paradigm Project and advisor to early-stage companies.	7	None
33

Brandes Separately Managed Account Reserve Trust
TRUSTEES AND OFFICERS INFORMATION — (Unaudited) (continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/Trusteeships Held by Trustee
“Interested” Trustees(3)
Jeff Busby, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (1961)	Trustee and President	Since July 2006 Since February 2012	Executive Director of the Advisor since January 2004.	7	None
Oliver Murray 11988 El Camino Real, Suite 600 San Diego, CA 92130 (1961)	Trustee	Since February 2012	CEO, Brandes Investment Partners & Co. since 2002; Managing Director -PCPM of the Advisor since 2011.	7	None
Officers of the Trust
Thomas M. Quinlan 11988 El Camino Real, Suite 600 San Diego, CA 92130 (1970)	Secretary	Since June 2003	Associate General Counsel of the Advisor since January 2006.	N/A	N/A
Gary Iwamura, CPA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (1956)	Treasurer	Since September 1997	Finance Director of the Advisor.	N/A	N/A
Roberta Loubier 11988 El Camino Real, Suite 600 San Diego, CA 92130 (1971)	Chief Compliance Officer	Since September 2015	Global Head of Compliance of the Advisor.	N/A	N/A

(1)	Trustees and officers of the Fund serve until their resignation, removal or retirement.
(2)	Not “interested persons” of the Trust as defined in the 1940 Act.
(3)	“Interested persons” of the Trust as defined in the 1940 Act. Jeff Busby is an interested person of the Trust because he is the President of the Trust and the Executive Director of the Advisor. Oliver Murray is an interested person of the Trust, because he is the Managing Director of the Advisor.
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Brandes Separately Managed Account Reserve Trust
PRIVACY NOTICE

Brandes Investment Trust and Brandes Investment Partners, L.P. may collect non-public information about you from the following sources:
•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us.
We do not disclose any non-public personal information about any shareholder or former shareholder of the Fund without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.
If you hold shares of the Fund through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your non-public personal information would be shared with nonaffiliated third parties.
35

ADVISOR
Brandes Investment Partners, L.P.
11988 El Camino Real, Suite 600
San Diego, CA 92130
800.331.2979
DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, #1100
Denver, CO 80203
TRANSFER AGENT
The Northern Trust Company
333 South Wabash Avenue, W-38
Chicago, IL 60604
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110
This report is intended for shareholders of the Brandes Separately Managed Account Reserve Trust and may not be used as sales literature unless preceded or accompanied by a current prospectus.
Statements and other information herein are dated and are subject to change.
BITS 03/31

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the reports to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) of the Investment Company Act of 1940 (“the Act”)) as of a date within 90 days of the filing date of this report, as required by 30a-3(b) under the Act and Rules

13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) occurred during the period covered by this report that materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not applicable – only for annual reports.

(a)(2) Filed herewith.

(a)(3) Not applicable to open-end investment companies.

(a)(4) There has been no change to the registrant’s independent public accountant.

(b)      Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Brandes Investment Trust

By:	/s/ Jeff Busby
Jeff Busby
President and Principal Executive Officer

Date: June 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeff Busby
Jeff Busby
President and Principal Executive Officer

Date: June 3, 2021

By:	/s/ Gary Iwamura
Gary Iwamura
Treasurer and Principal Financial Officer

Date: June 3, 2021